Exhibit (c)

CONFIDENTIAL February, 13 2020 Project Ghost Preliminary Valuation Analysis The information contained herein is of a confidential nature and is intended for the exclusive use of the persons or firm to whom it is furnished by us. Reproduction, publication, or dissemination of portions hereof may not be made without prior approval of Duff & Phelps, LLC.

Table of Contents 1. 2. Executive Summary Valuation Analysis 2. Selected Public Companies Analysis a. b. c. d. Selected Public Companies Analysis Summary HVAC Detail Doors Detail Castle Rebar Detail a. HVAC 1. 2. 3. 4. Phoenix Manufacturing Williams Furnace Global Flow Products InOvate 3. 4. 5. WACC Analysis CUO Trading Analysis Premiums Paid Analysis b. Doors a. b. c. McKinney Fastrac Serenity c. Castle Rebar 3. Valuation Conclusion Appendix 1. Discounted Cash Flow Analysis a. HVAC 1. 2. 3. 4. Phoenix Manufacturing Williams Furnace Global Flow Products InOvate b. Doors a. b. c. McKinney Fastrac Serenity c. d. Castle Rebar Corporate Expense CONFIDENTIAL 2

Executive Summary Section 1

Executive Summary The Engagement  Duff & Phelps, LLC (“Duff & Phelps” or “we”) has been engaged by Taft Stettinius & Hollister LLP ("Taft") in connection with their legal representation of Bee Street Holdings LLC (the “Client”) to act as the Client’s exclusive agent in connection with the potential acquisition (the “Potential Transaction”) of common stock of Continental Materials Corporation (the “Target”) not currently held by the Client or its affiliates.  In connection with the Potential Transaction, Duff & Phelps was requested by Taft to provide an estimate of the Fair Market Value (defined below) of the Target’s common stock as of a current date. The analysis contained herein shall serve as advice and assistance to Taft and the Client with evaluating the price of the Potential Transaction.  For purposes of this report, Duff & Phelps defines Fair Market Value as the price at which property would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell, and both having reasonable knowledge of relevant facts.  The valuation of closely held securities is a complex process and does not lend itself to partial analysis or summary description. Selecting portions of our valuation analysis, without considering the analysis as a whole, could create an incomplete view of the process underlying Duff & Phelps’ analyses. Duff & Phelps considered the results of our analyses taken as a whole; we did not attribute any particular weight to any analysis or factor that we considered, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. CONFIDENTIAL 4

Executive Summary Scope of Analysis In connection with our analysis, Duff & Phelps has made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Duff & Phelps also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and with respect to similar transactions, in particular. Duff & Phelps’ procedures, investigations, and financial analysis with respect to the preparation of this presentation included, but were not limited to, the items summarized below: Reviewed the following documents:  ̶ The Target’s annual reports and audited financial statements on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the years ended 2015 through 2018; The Target’s unaudited internal financial statements for the year ending December 28, 2019; The Target’s consolidated outlook as of January 7, 2020, including financial projections for the Target for fiscal years 2020 – 2022; The Target’s fiscal year 2020 - 2022 strategic plans prepared for and presented to the Target board of directors in December 2019: and Various other internal documents provided to us by Target management. Discussed the information referred to above with the management of the Target and its subsidiaries; Reviewed the historical trading price and trading volume of the Target’s common stock; Performed certain valuation and comparative analyses using generally accepted valuation and analytical techniques including a discounted cash flow analysis, an analysis of selected public companies that Duff & Phelps deemed relevant, and a premiums paid analysis that Duff & Phelps deemed relevant; and Conducted such other analyses and considered such other factors as Duff & Phelps deemed appropriate. CONFIDENTIAL 5

Executive Summary Statement of Limiting Conditions Taft and the Client acknowledge and agree that Duff & Phelps is not and shall not be construed as a fiduciary of the Client and shall have no duties or liabilities to the equity holders or creditors of the Target or any other person by virtue of this report and this engagement hereunder, all of which are hereby expressly waived. Taft and the Client have furnished, or have used their best efforts to cause to be furnished, to Duff & Phelps all data and information concerning the Target and all such other data, material, and information as Duff & Phelps has reasonably requested in order for Duff & Phelps to provide the services described in this report Taft and the Client warrants and represents that all information provided or otherwise made available to Duff & Phelps by or on behalf of the Target is complete and correct in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading in light of the circumstances under which they are made. Taft and the Client further warrant and represent that any projections provided by it to Duff & Phelps have been prepared in good faith and are based upon assumptions, which, in light of the circumstances under which they are made, are reasonable. Taft and the Client acknowledge and agree that in rendering its services hereunder Duff & Phelps has used and relied on the information provided by and on behalf of the Target without independent verification thereof by Duff & Phelps. Duff & Phelps assumes no responsibility for the accuracy or completeness of any information provided by or on behalf of the Target or any other information regarding the Target provided or otherwise made available to Duff & Phelps. Duff & Phelps agrees to maintain the confidentiality of all information relating to the Target that it receives during the course of its engagement and to disclose such information only as contemplated herein, authorized by Taft, or required by law. This presentation and analysis is not, and should not be construed as, a fairness opinion to the buyer or the seller. CONFIDENTIAL 6

Executive Summary Valuation Conclusion Duff & Phelps performed a sum-of-the-parts valuation of the Target to estimate a range of Fair Market Value for the Target’s common stock. Duff & Phelps estimated the per share Fair Market Value of the Target’s common stock to range from $6.33 to $9.30, with a midpoint of $7.79 as of the date hereof. CUO Conclusions Summary ($ in thousands, except per share amounts) Continental Materials Corporation - Common Stock Overview Implied Enterprise Value Multiples Company Performance Stock Price as of February 11, 2020 $7.61 EV / 2020 EBITDA EV / 2021 EBITDA EV / 2022 EBITDA $5,974 $7,213 $8,955 5.6x 4.6x 3.7x 6.0x 5.0x 4.0x 6.4x 5.3x 4.3x 52-Week Average Closing Price 52-Week High Closing Price (2/12/2019) 52-Week Low Closing Price (1/9/2020) $14.05 $20.87 $6.98 EV / 2019 Revenue $124,460 0.27x 0.29x 0.31x 30-day CUO Average Trading Price (4) $7.53 (1) Includes $2,200 of proceeds from the purchased Valco property, $1,500 and $700 received in 2020 and 2021, respectively (2) Includes an additional $2,400 of reclamation liabilities not included on the 12/31/2019 balance sheet, per Company management (3) For the individual companies, the value of the phantom share are embedded in the equity value of each respective company. For CUO, the total number of SARs is 204,000 with a weighted average expiration of 5.33 years. (4) Based on the period from February 7, 2020 through January 9, 2020 CONFIDENTIAL 7 Enterprise Value Selected Public Company Analysis Discounted Cash Flow Analysis HVAC Low Mid High Doors Low Mid High Castle Rebar Low Mid High Corporate Low Mid High CUO Consolidated Low Mid High $20,770 $22,000 $23,380 $13,460 $14,010 $14,610 ($320) ($310) ($300) ($80) $20 $120 $32,660 $35,955 $39,250 $33,830 $35,720 $37,810 Enterprise Value Conclusion $20,770 $22,000 $23,380 $13,460 $14,010 $14,610 ($320) ($310) ($300) ($80) $20 $120 $33,245 $35,838 $38,530 Plus: Cash Plus: PV of Cash Proceeds from Aggregates Divestitures (1) Plus: PV of Tax Benefit of NOL Less: Intercompany Payable Less: Bank Loan Payable Less: Present Value of Earnout Payment Less: Value of Phantom Shares (excl. Corporate) Less: Reclamation Liability (2) Less: Present Value of Aggregates Expense, After Tax Aggregate Equity Value before Corp Phantom Shares Less: Value of SARs (3) Plus: Tax Benefit of COO Phantom Equity Grant Aggregate Equity Value Common Shares Outstanding COO Phantom Equity Grant Shares Outstanding ($1,970) ($1,970) ($1,970) 0 0 0 0 0 0 (12,572) (12,572) (12,572) 0 0 0 (904) (904) (904) (39) (46) (53) 0 0 0 0 0 0 ($344) ($344) ($344) 0 0 0 0 0 0 (2,507) (2,507) (2,507) 0 0 0 (418) (418) (418) (0) (2) (4) 0 0 0 0 0 0 ($132) ($132) ($132) 0 0 0 0 0 0 (1,253) (1,253) (1,253) 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 $464 $464 $464 10,777 10,799 10,821 1,012 1,020 1,028 16,332 16,332 16,332 (800) (800) (800) 0 0 0 0 0 0 (27,191) (27,191) (27,191) (2,401) (2,415) (2,429) ($1,981) ($1,981)($1,981) 10,777 10,799 10,821 1,012 1,020 1,028 0 0 0 (800) (800) (800) (1,322) (1,322) (1,322) (40) (48) (57) (27,191) (27,191) (27,191) (2,401) (2,415) (2,429) $5,285 $6,508 $7,881 $10,190 $10,738 $11,336 ($1,704) ($1,694) ($1,684) ($1,916) ($1,772) ($1,627) $11,297 $13,898 $16,598 (247) (303) (362) 146 179 214 $11,197 $13,774 $16,450 1,683,067 1,683,067 1,683,067 85,000 85,000 85,000 1,768,067 1,768,067 1,768,067 Resulting Per Share Price $6.33 $7.79 $9.30

Valuation Analysis Section 2

Valuation Analysis Valuation Methodologies Discounted Cash Flow (“DCF”) Analysis  Forecast reasonable estimates of revenues, earnings, working capital requirements, and capital expenditure needs. Determine free cash flows (FCF) – cash available to invest in the business, service debt, or distribute to shareholders. Determine continuing value – an estimation of the value of the continuing business into perpetuity after the explicit 10-year projection period. Discount FCF and continuing value to the present using a weighted average rate of return that investors (both debt and equity) would require for an investment in each of the Target’s businesses. The resulting value represents each of the Target businesses’ enterprise values, and when summed together the value of the Target before considering its capital structure. Determine equity value by subtracting funded forms of non-equity capital, such as debt, and other liabilities and adding non-operating assets.  Yields a fully marketable or “as if public” enterprise value. Selected Public Company Analysis Assess the attractiveness of the Target as an investment relative to a group of similar, publicly traded companies. Analyze publicly traded companies deemed similar, in whole or in part, to each of the operating segments of the Target. Compare growth, profitability margins, and business mix of the Target to the respective groups of selected public companies. Determine an appropriate range of valuation ratios for the Target based on our qualitative and quantitative assessment of the Target and the selected public companies. Compare the Target’s financial performance and valuation ratios to the selected public companies. Yields a fully marketable or “as if public” enterprise value. None of the companies utilized for comparative purposes in the following analysis are, of course, identical to each of the Target’s businesses. Accordingly, a complete valuation analysis cannot be limited to a quantitative review of the selected companies and involves complex considerations and judgments concerning differences in financial and operating characteristics of such companies, as well as other factors that could affect their value relative to that of the Target. CONFIDENTIAL 9

Valuation Analysis Key Assumptions Valuation Analysis Key Assumptions Duff & Phelps relied upon the financial projections for the Target as prepared by management. Additionally, Duff & Phelps held discussions with Target management regarding one-time, non-recurring items in the financial projections and, as a result of such discussions, incorporated the following key assumptions in its analysis: ̶ The sale of real estate assets related to Black Canyon, Pikeview, the Pikeview buffer property, and TMOP will result in approximately $11.7 million of cash flow and will occur during 2020 and 2021, The aggregates business will continue to generate corporate expenses of approximately $3.9 million from 2020 through 2022 as the business winds down, An NOL of approximately $5.0 million will be created as a result of 2019 financial performance and is expected to be utilized in 2020 and 2021, The reclamation liability related to TMOP increased by approximately $2.0 million relative to the unaudited balance sheet as of September 30, 2019, and Global Flow Products will require capacity expansion in 2021, which is expected to require capital expenditures of approximately $3.0 million. ̶ ̶ ̶ ̶ CONFIDENTIAL 10

Valuation Analysis – HVAC Section 2a

Valuation Analysis – HVAC Discounted Cash Flow Analysis - Methodology and Key Assumptions Discounted Cash Flow Key Assumptions Duff & Phelps estimated HVAC’s “terminal value” in 2029 using a perpetuity growth formula with a terminal growth rate of 3.0%. Duff & Phelps discounted the resulting free cash flows and terminal value using a weighted average cost of capital ranging from 13.5% to 14.5%. The following is a summary of the projections utilized in the discounted cash flow analysis: Assumptions Phoenix Manufacturing 4.4% 6.0% 3.6% 1.7% 21.6% Global Flow Products 3.9% 5.8% 14.2% 5.7% 22.8% Williams Furnace InOvate 3.9% 2.4% 14.4% 2.0% 6.9% 10-Year Revenue CAGR 10-Year EBITDA CAGR 10-Year Average EBITDA Margin 10-Year Average CapEx % of Revenue 10-Year NWC as % of revenue 3.9% 19.3% 3.8% 1.3% 26.3% Note: All metrics for the 10 years ending December 31, 2029 CONFIDENTIAL 12

Valuation Analysis – HVAC Historical and Projected Financial Performance – Phoenix Manufacturing Performance Metrics ($ in thousands) 2015A 2016A 2017A 2018A 2019A 2020P 2021P 2022P Revenue Growth $25,022 -2.4% $25,642 2.5% $24,913 -2.8% $27,233 9.3% $24,100 -11.5% $26,795 11.2% $28,403 6.0% $29,823 5.0% Gross Profit Margin $5,398 21.6% $6,046 23.6% $4,293 17.2% $4,797 17.6% $4,418 18.3% $4,276 16.0% $5,048 17.8% $6,158 20.6% EBITDA Margin Growth $1,534 6.1% -7.3% $2,044 8.0% 33.2% ($36) -0.1% -101.8% $678 2.5% -1994.3% $893 3.7% 31.6% ($84) -0.3% -109.4% $432 1.5% NA $1,290 4.3% NA Capital Expenditures as % of Revenue $230 0.9% $182 0.7% $1,970 7.9% $312 1.1% $127 0.5% $512 1.9% $562 2.0% $611 2.0% Net Working Capital as % of Revenue $9,728 38.9% $9,153 35.7% $7,913 31.8% $6,000 22.0% $4,952 20.5% $6,053 22.6% $6,292 22.2% $6,389 21.4% Note: Projected EBITDA includes corporate expense allocation. See Appendix 1d for further detail CONFIDENTIAL 13

Valuation Analysis – HVAC Historical and Projected Financial Performance – Williams Furnace Performance Metrics ($ in thousands) 2014A 2015A 2016A 2017A 2018A 2019A 2020P 2021P 2022P Revenue Growth $34,286 NA $39,498 15.2% $41,852 6.0% $41,769 -0.2% $45,165 8.1% $45,874 1.6% $48,021 4.7% $50,981 6.2% $53,941 5.8% Gross Profit Margin $7,197 21.0% $10,009 25.3% $10,980 26.2% $10,193 24.4% $10,123 22.4% $10,313 22.5% $12,319 25.7% $13,073 25.6% $13,964 25.9% EBITDA Margin Growth $1,571 4.6% NA $3,870 9.8% 146.3% $4,033 9.6% 4.2% $2,760 6.6% -31.6% $1,203 2.7% -56.4% $487 1.1% -59.5% $1,151 2.4% 136.6% $1,618 3.2% 40.6% $1,809 3.4% 11.8% Capital Expenditures as % of Revenue $940 2.7% $494 1.3% $655 1.6% $3,965 9.5% $758 1.7% $153 0.3% $591 1.2% $611 1.2% $701 1.3% Net Working Capital as % of Revenue $9,554 27.9% $13,769 34.9% $12,798 30.6% $10,756 25.8% $10,755 23.8% $9,375 20.4% $11,724 24.4% $13,014 25.5% $14,278 26.5% Note: Projected EBITDA includes corporate expense allocation. See Appendix 1d for further detail CONFIDENTIAL 14

Valuation Analysis – HVAC Historical and Projected Financial Performance – Global Flow Products Performance Metrics ($ in thousands) 2018A 2019A 2020P 2021P 2022P Revenue Growth $6,901 NA $6,915 0.2% $7,400 7.0% $7,770 5.0% $8,159 5.0% Gross Profit Margin $1,773 25.7% $2,555 37.0% $3,359 45.4% $3,535 45.5% $3,722 45.6% EBITDA Margin Growth ($647) -9.4% NA $826 11.9% NA $1,016 13.7% 23.0% $1,048 13.5% 3.1% $1,166 14.3% 11.2% Capital Expenditures as % of Revenue $87 1.3% $700 10.1% $88 1.2% $3,134 40.3% $154 1.9% Net Working Capital as % of Revenue $1,385 20.1% $1,591 23.0% $1,602 21.7% $1,776 22.9% $1,914 23.5% Note: Projected EBITDA includes corporate expense allocation. See Appendix 1d for further detail CONFIDENTIAL 15

Valuation Analysis – HVAC Historical and Projected Financial Performance – InOvate Performance Metrics ($ in thousands) 2017A 2018A 2019A 2020P 2021P 2022P Revenue Growth $11,897 NA $13,648 14.7% $15,566 14.0% $16,697 7.3% $17,546 5.1% $18,430 5.0% Gross Profit Margin $4,042 34.0% $4,948 36.3% $5,493 35.3% $6,402 38.3% $6,642 37.9% $6,963 37.8% EBITDA Margin Growth $1,703 14.3% NA $2,269 16.6% 33.2% $2,588 16.6% 14.0% $2,506 15.0% -3.2% $2,540 14.5% 1.4% $2,642 14.3% 4.0% Capital Expenditures as % of Revenue $105 0.9% $202 1.5% $403 2.6% $155 0.9% $599 3.4% $296 1.6% Net Working Capital as % of Revenue $883 7.4% $1,135 8.3% $929 6.0% $1,229 7.4% $1,261 7.2% $1,271 6.9% Note: Projected EBITDA includes corporate expense allocation. See Appendix 1d for further detail CONFIDENTIAL 16

Valuation Analysis – HVAC DCF Valuation Summary – Phoenix Manufacturing Discounted Cash Flow Analysis ($ in thousands) Terminal Growth Rate Discount Rate - Discrete Cash Flow Discount Rate - Continuing Value 3.0% 14.5% 14.5% 3.0% 14.0% 14.0% 3.0% 13.5% 13.5% Implied Enterprise Value Multiples EV / 2019 EBITDA EV / 2021 EBITDA EV / 2019 Revenue $893 432 24,100 1.2x 2.5x 0.04x 1.4x 2.8x 0.05x 1.5x 3.2x 0.06x Note: Projected EBITDA includes corporate expense allocation. See Appendix 1d for further detail CONFIDENTIAL 17 Concluded Enterprise Value$1,070$1,220$1,380 Revenue Growth EBITDA EBITDA Margin Growth 20192020P2021P2022P2023P2024P2025P2026P2027P2028P 2029P 10-Yr. CAGR $24,100$26,795$28,403$29,823$31,016$31,946$32,905$33,892$34,908$35,956 (11.5%)11.2%6.0%5.0%4.0%3.0%3.0%3.0%3.0%3.0% 893(84)4321,2901,3421,3821,4241,4661,5101,556 3.7%(0.3%)1.5%4.3%4.3%4.3%4.3%4.3%4.3%4.3% 31.6%(109.4%)NM198.9%4.0%3.0%3.0%3.0%3.0%3.0% $37,034 3.0% 1,602 4.3% 3.0% 4.4% 6.0% Earnings Before Interest and Taxes Pro Forma Taxes @ 27.1% Net Operating Profit After Tax Depreciation Capital Expenditures (Increase) / Decrease in Working Capital Free Cash Flow ($624)($158)$651$787$1,008$1,087$1,157$1,249$1,214 16943(176)(213)(273)(294)(313)(338)(329) $1,194 (323) (455)(115)475574735792843911885 540590639555374 337310262342 (512)(562)(611)(636)(479)(494)(508)(524)(539) (1,100)(239)(97)(256)(199)(205)(211)(218)(224) 870 409 (556) (231) ($1,527)($327)$406$238$431$431$433$431$463 $493

Valuation Analysis – HVAC DCF Valuation Summary – Williams Furnace Discounted Cash Flow Analysis ($ in thousands) Terminal Growth Rate Discount Rate - Discrete Cash Flow Discount Rate - Continuing Value 3.0% 14.5% 14.5% 3.0% 14.0% 14.0% 3.0% 13.5% 13.5% Implied Enterprise Value Multiples EV / 2020 EBITDA EV / 2021 EBITDA EV / 2019 Revenue 1,151 1,618 45,874 1.7x 1.2x 0.04x 1.9x 1.4x 0.05x 2.1x 1.5x 0.05x Note: Projected EBITDA includes corporate expense allocation. See Appendix 1d for further detail CONFIDENTIAL 18 Concluded Enterprise Value $1,960 $2,190 $2,450 Revenue Growth EBITDA EBITDA Margin Growth 2019 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P 10-Yr. CAGR $45,874 $48,021 $50,981 $53,941 $56,099 $57,782 $59,516 $61,301 $63,140 $65,034 1.6% 4.7% 6.2% 5.8% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% 487 1,151 1,618 1,809 2,244 2,456 2,529 2,605 2,683 2,764 1.1% 2.4% 3.2% 3.4% 4.0% 4.3% 4.3% 4.3% 4.3% 4.3% -59.5% 136.6% 40.6% 11.8% 24.0% 9.4% 3.0% 3.0% 3.0% 3.0% $66,985 3.0% 2,847 4.3% 3.0% 3.9% 19.3% Earnings Before Interest and Taxes Pro Forma Taxes @ 27.1% Net Operating Profit After Tax Depreciation Capital Expenditures (Increase) / Decrease in Working Capital Free Cash Flow 2020P $216 $663 $764 $1,296 $1,582 $1,710 $1,808 $1,863 $1,919 (58) (180) (207) (351) (428) (463) (490) (504) (519) $1,976 (535) 157 483 557 945 1,154 1,247 1,319 1,358 1,399 936 955 1,045 948 874 819 797 821 845 (591) (611) (701) (729) (751) (774) (797) (821) (845) (2,349) (1,290) (1,264) (673) (480) (459) (473) (487) (502) 1,441 871 (871) (517) ($1,847) ($463) ($363) $491 $796 $833 $846 $871 $897 $924

Valuation Analysis – HVAC DCF Valuation Summary – Global Flow Products Discounted Cash Flow Analysis ($ in thousands) Terminal Growth Rate Discount Rate - Discrete Cash Flow Discount Rate - Continuing Value 3.0% 14.5% 14.5% 3.0% 14.0% 14.0% 3.0% 13.5% 13.5% Implied Enterprise Value Multiples EV / 2019 EBITDA EV / 2020 EBITDA EV / 2021 EBITDA EV / 2019 Revenue $826 1,016 1,048 6,915 4.4x 3.6x 3.4x 0.52x 4.7x 3.8x 3.7x 0.56x 5.0x 4.1x 3.9x 0.60x Note: Projected EBITDA includes corporate expense allocation. See Appendix 1d for further detail CONFIDENTIAL 19 Concluded Enterprise Value $3,610 $3,850 $4,130 Revenue Growth EBITDA EBITDA Margin Growth 2019 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P 10-Yr. CAGR $6,915 $7,400 $7,770 $8,159 $8,485 $8,739 $9,002 $9,272 $9,550 $9,836 0.2% 7.0% 5.0% 5.0% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% 826 1,016 1,048 1,166 1,212 1,249 1,286 1,325 1,364 1,405 11.9% 13.7% 13.5% 14.3% 14.3% 14.3% 14.3% 14.3% 14.3% 14.3% NM 23.0% 3.1% 11.2% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% $10,131 3.0% 1,448 14.3% 3.0% 3.9% 5.8% Earnings Before Interest and Taxes Pro Forma Taxes @ 27.1% Net Operating Profit After Tax Depreciation Capital Expenditures (Increase) / Decrease in Working Capital Free Cash Flow $927 $800 $794 $879 $946 $1,010 $1,070 $1,128 $1,153 (251) (217) (215) (238) (256) (273) (290) (305) (312) $1,174 (318) 676 584 579 641 690 736 780 823 841 89 248 371 334 302 276 255 236 252 (88) (3,134) (154) (160) (165) (170) (175) (180) (186) (12) (174) (138) (77) (2) (58) (60) (62) (64) 856 274 (191) (65) $665 ($2,477) $659 $738 $825 $785 $800 $817 $844 $873

Valuation Analysis – HVAC DCF Valuation Summary – InOvate Discounted Cash Flow Analysis ($ in thousands) Terminal Growth Rate Discount Rate - Discrete Cash Flow Discount Rate - Continuing Value 3.0% 14.5% 14.5% 3.0% 14.0% 14.0% 3.0% 13.5% 13.5% Implied Enterprise Value Multiples EV / 2019 EBITDA (1) EV / 2020 EBITDA EV / 2021 EBITDA EV / 2019 Revenue (1) $2,588 2,506 2,540 15,566 5.5x 5.6x 5.6x 0.91x 5.7x 5.9x 5.8x 0.95x 6.0x 6.2x 6.1x 0.99x Note: Projected EBITDA includes corporate expense allocation. See Appendix 1d for further detail CONFIDENTIAL 20 Concluded Enterprise Value $14,130 $14,740 $15,420 Revenue Growth EBITDA EBITDA Margin Growth 2019 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P 10-Yr. CAGR $15,566 $16,697 $17,546 $18,430 $19,167 $19,742 $20,335 $20,945 $21,573 $22,220 14.0% 7.3% 5.1% 5.0% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% 2,588 2,506 2,540 2,642 2,748 2,830 2,915 3,003 3,093 3,186 16.6% 15.0% 14.5% 14.3% 14.3% 14.3% 14.3% 14.3% 14.3% 14.3% 14.0% (3.2%) 1.4% 4.0% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% $22,887 3.0% 3,281 14.3% 3.0% 3.9% 2.4% Earnings Before Interest and Taxes Pro Forma Taxes @ 27.1% Net Operating Profit After Tax Depreciation Capital Expenditures (Increase) / Decrease in Working Capital Free Cash Flow $2,349 $1,939 $2,344 $2,429 $2,550 $2,664 $2,772 $2,880 $2,906 (636) (525) (635) (658) (691) (721) (751) (780) (787) $2,947 (798) 1,713 1,414 1,709 1,771 1,860 1,943 2,022 2,100 2,119 156 601 298 319 280 251 230 213 279 (155) (599) (296) (383) (395) (407) (419) (431) (444) (300) (32) (11) (51) (30) (36) (38) (39) (40) 2,149 334 (458) (41) $1,415 $1,384 $1,700 $1,656 $1,715 $1,751 $1,796 $1,843 $1,914 $1,984

Valuation Analysis – Doors Section 2b

Valuation Analysis – Doors Historical and Projected Financial Performance - McKinney Performance Metrics ($ in thousands) 2015A 2016A 2017A 2018A 2019A 2020P 2021P 2022P Revenue Growth $16,981 NA $16,990 0.1% $19,993 17.7% $20,325 1.7% $18,897 -7.0% $19,026 0.7% $19,977 5.0% $20,976 5.0% Gross Profit Margin $4,173 24.6% $4,543 26.7% $5,379 26.9% $5,656 27.8% $5,330 28.2% $5,243 27.6% $5,534 27.7% $5,810 27.7% EBITDA Margin Growth $1,298 7.6% NA $1,554 9.1% 19.8% $2,020 10.1% 30.0% $2,404 11.8% 19.0% $1,964 10.4% -18.3% $987 5.2% -49.8% $1,051 5.3% 6.6% $1,089 5.2% 3.6% Capital Expenditures as % of Revenue $32 0.2% $110 0.6% $1,695 8.5% $119 0.6% $154 0.8% $36 0.2% $98 0.5% $109 0.5% Net Working Capital (1) as % of Revenue $2,832 16.7% $2,550 15.0% $3,784 18.9% $4,129 20.3% $4,605 24.4% $2,641 13.9% $2,766 13.8% $2,904 13.8% (1) Projected balances are based on pro forma allocation to Fastrac Note: Projected EBITDA includes corporate expense allocation. See Appendix 1d for further detail CONFIDENTIAL 22

Valuation Analysis – Doors Historical and Projected Financial Performance - Fastrac Performance Metrics ($ in thousands) 2018A 2019A 2020P 2021P 2022P Revenue Growth $3,431 NA $5,695 66.0% $5,495 -3.5% $5,770 5.0% $6,058 5.0% Gross Profit Margin $859 25.0% $1,389 24.4% $1,205 21.9% $1,295 22.4% $1,381 22.8% EBITDA Margin Growth $402 11.7% NA $562 9.9% 39.8% $387 7.0% -31.1% $444 7.7% 14.7% $515 8.5% 16.1% Capital Expenditures as % of Revenue NA NA $11 0.2% $10 0.2% $28 0.5% $32 0.5% Net Working Capital (1) as % of Revenue $554 16.1% $1,096 19.2% $839 15.3% $880 15.3% $928 15.3% (1) Projected balances are based on pro forma allocation from McKinney Note: Projected EBITDA includes corporate expense allocation. See Appendix 1d for further deta CONFIDENTIAL 23

Valuation Analysis – Doors Historical and Projected Financial Performance - Serenity Performance Metrics ($ in thousands) 2018A 2019A 2020P 2021P 2022P Revenue Growth $1,746 NA $3,398 94.6% $4,502 32.5% $5,178 15.0% $5,954 15.0% Gross Profit Margin $971 55.6% $1,897 55.8% $2,496 55.4% $2,885 55.7% $3,315 55.7% EBITDA Margin Growth $928 53.1% NA $888 26.1% -4.3% $147 3.3% -83.4% $314 6.1% 113.0% $779 13.1% 148.3% Capital Expenditures as % of Revenue $0 0.0% $15 0.4% $32 0.7% $43 0.8% $53 0.9% Net Working Capital as % of Revenue $339 19.4% $1,028 30.3% $844 18.7% $966 18.7% $1,012 17.0% Note: Projected EBITDA includes corporate expense allocation. See Appendix 1d for further detail CONFIDENTIAL 24

Valuation Analysis – Doors Discounted Cash Flow Analysis - Methodology and Key Assumptions Discounted Cash Flow Key Assumptions Duff & Phelps estimated “terminal value” in 2028 using a perpetuity growth formula with a terminal growth rate of 3.0%. Duff & Phelps discounted the resulting free cash flows and terminal value using a weighted average cost of capital ranging from 13.5% to 14.5%. The following is a summary of the projections utilized in the discounted cash flow analysis: Assumptions McKinney 3.3% -3.7% 5.2% 0.6% 14.7% Fastrac 2.8% 2.4% 8.9% 0.6% 15.4% Serenity 8.1% 0.9% 11.4% 0.9% 17.3% 10-Year Revenue CAGR 10-Year EBITDA CAGR 10-Year Average EBITDA Margin 10-Year Average CapEx % of Revenue 10-Year NWC as % of revenue Note: All metrics for the 10 years ending December 31, 2029 CONFIDENTIAL 25

Valuation Analysis – Doors DCF Valuation Summary - McKinney Discounted Cash Flow Analysis ($ in thousands) Management Projections Terminal Growth Rate Discount Rate - Discrete Cash Flow Discount Rate - Continuing Value 3.0% 14.5% 14.5% 3.0% 14.0% 14.0% 3.0% 13.5% 13.5% Implied Enterprise Value Multiples EV / 2019 EBITDA EV / 2020 EBITDA EV / 2021 EBITDA EV / 2020 EBIT EV / 2021 EBIT EV / 2019 Revenue $1,964 987 1,051 772 775 18,897 3.1x 6.3x 5.9x 8.0x 8.0x 0.33x 3.3x 6.5x 6.1x 8.3x 8.3x 0.34x 3.4x 6.7x 6.3x 8.6x 8.6x 0.35x Note: Projected EBITDA includes corporate expense allocation. See Appendix 1d for further detail CONFIDENTIAL 26 Concluded Enterprise Value $6,180 $6,410 $6,650 Revenue Growth EBITDA EBITDA Margin Growth 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P $18,897 $19,026 $19,977 $20,976 $21,815 $22,470 $23,144 $23,838 $24,553 $25,290 (8.5%) 0.7% 5.0% 5.0% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% 1,964 987 1,051 1,089 1,133 1,167 1,202 1,238 1,275 1,313 10.4% 5.2% 5.3% 5.2% 5.2% 5.2% 5.2% 5.2% 5.2% 5.2% -29.6% (49.8%) 6.6% 3.6% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% $26,049 3.0% 1,353 5.2% 3.0% Earnings Before Interest and Taxes Pro Forma Taxes @ 27.1% Net Operating Profit After Tax Depreciation Capital Expenditures (Increase) / Decrease in Working Capital Free Cash Flow $772 $775 $802 $860 $872 $919 $963 $1,185 $1,195 (209) (210) (217) (233) (236) (249) (261) (321) (324) $1,211 (328) 563 565 584 627 636 670 702 864 872 214 276 288 273 295 283 275 90 118 (36) (98) (109) (114) (169) (174) (179) (184) (190) 869 (126) (137) (385) (99) (102) (105) (108) (111) 883 142 (195) (114) $1,611 $618 $626 $401 $664 $678 $694 $662 $689 $715

Valuation Analysis – Doors DCF Valuation Summary - Fastrac Discounted Cash Flow Analysis ($ in thousands) Management Projections Terminal Growth Rate Discount Rate - Discrete Cash Flow Discount Rate - Continuing Value 3.0% 14.5% 14.5% 3.0% 14.0% 14.0% 3.0% 13.5% 13.5% Implied Enterprise Value Multiples EV / 2019 EBITDA EV / 2020 EBITDA EV / 2021 EBITDA EV / 2020 EBIT EV / 2021 EBIT EV / 2019 Revenue $562 387 444 321 360 5,695 5.9x 8.5x 7.4x 10.3x 9.2x 0.58x 6.1x 8.9x 7.8x 10.7x 9.6x 0.60x 6.4x 9.3x 8.1x 11.2x 10.0x 0.63x Note: Projected EBITDA includes corporate expense allocation. See Appendix 1d for further detail CONFIDENTIAL 27 Concluded Enterprise Value $3,300 $3,440 $3,590 Revenue Growth EBITDA EBITDA Margin Growth 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P 10-Yr. CAGR $5,695 $5,495 $5,770 $6,058 $6,301 $6,490 $6,684 $6,885 $7,091 $7,304 66.0% (3.5%) 5.0% 5.0% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% 562 387 444 515 567 617 635 654 674 694 9.9% 7.0% 7.7% 8.5% 9.0% 9.5% 9.5% 9.5% 9.5% 9.5% 39.8% (31.1%) 14.7% 16.1% 10.0% 8.7% 3.0% 3.0% 3.0% 3.0% $7,523 3.0% 715 9.5% 3.0% 2.8% 2.4% Earnings Before Interest and Taxes Pro Forma Taxes @ 27.1% Net Operating Profit After Tax Depreciation Capital Expenditures (Increase) / Decrease in Working Capital Free Cash Flow $321 $360 $428 $472 $526 $548 $570 $647 $659 (87) (97) (116) (128) (143) (148) (154) (175) (179) $674 (182) 234 262 312 344 384 400 416 472 481 66 84 87 95 90 87 84 26 34 (10) (28) (32) (47) (49) (50) (52) (53) (55) 256 (41) (47) (42) (34) (30) (31) (32) (33) 491 41 (56) (34) $546 $277 $320 $350 $391 $406 $417 $413 $428 $442

Valuation Analysis – Doors DCF Valuation Summary - Serenity Discounted Cash Flow Analysis ($ in thousands) Management Projections Terminal Growth Rate Discount Rate - Discrete Cash Flow Discount Rate - Continuing Value 3.0% 14.5% 14.5% 3.0% 14.0% 14.0% 3.0% 13.5% 13.5% Implied Enterprise Value Multiples EV / 2019 EBITDA EV / 2020 EBITDA EV / 2021 EBITDA EV / 2022 EBITDA EV / 2019 Revenue $498 147 314 779 5,050 8.0x 27.0x 12.7x 5.1x 0.79x 8.4x 28.2x 13.3x 5.3x 0.82x 8.8x 29.7x 13.9x 5.6x 0.87x Note: Projected EBITDA includes corporate expense allocation. See Appendix 1d for further detail CONFIDENTIAL 28 Concluded Enterprise Value $3,980 $4,160 $4,370 Revenue Growth EBITDA EBITDA Margin Growth 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P 10-Yr. CAGR $3,398 $4,502 $5,178 $5,954 $6,192 $6,378 $6,569 $6,767 $6,970 $7,179 94.6% 32.5% 15.0% 15.0% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% 888 147 314 779 810 835 860 886 912 939 26.1% 3.3% 6.1% 13.1% 13.1% 13.1% 13.1% 13.1% 13.1% 13.1% NA (83.4%) 113.0% 148.3% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% $7,394 3.0% 968 13.1% 3.0% 8.1% 0.9% Earnings Before Interest and Taxes Pro Forma Taxes @ 27.1% Net Operating Profit After Tax Depreciation Amortization Capital Expenditures (Increase) / Decrease in Working Capital Free Cash Flow ($9) $148 $603 $764 $794 $824 $852 $882 $900 0 (40) (163) (207) (215) (223) (231) (239) (244) $920 (249) (9) 108 440 557 579 601 622 643 656 33 43 53 46 40 36 33 30 40 123 123 123 0 0 0 0 0 0 (32) (43) (53) (55) (57) (58) (60) (62) (64) 184 (122) (46) (40) (32) (33) (34) (35) (36) 671 48 0 (66) (37) $299 $109 $517 $508 $532 $546 $561 $577 $597 $616

Valuation Analysis – Castle Rebar Section 2c

Valuation Analysis – Castle Rebar Historical and Projected Financial Performance Performance Metrics ($ in thousands) 2019A 2020P 2021P 2022P Revenue Growth $4,641 NA $5,232 NA $5,494 5.0% $5,768 5.0% Gross Profit Margin $326 7.0% $444 8.5% $467 8.5% $490 8.5% EBITDA Margin Growth $189 4.1% NA ($23) -0.4% NA ($20) -0.4% -12.0% ($14) -0.2% -33.1% Capital Expenditures as % of Revenue $290 6.2% $72 1.4% $77 1.4% $147 2.5% Net Working Capital as % of Revenue $1,192 25.7% $988 18.9% $1,038 18.9% $1,094 19.0% Note: Projected EBITDA includes corporate expense allocation. See Appendix 1d for further detail CONFIDENTIAL 30

Valuation Analysis – Castle Rebar Discounted Cash Flow Analysis - Methodology and Key Assumptions Discounted Cash Flow Key Assumptions Duff & Phelps estimated “terminal value” in 2028 using a perpetuity growth formula with a terminal growth rate of 3.0%. Duff & Phelps discounted the resulting free cash flows and terminal value using a weighted average cost of capital ranging from 13.5% to 14.5%. The following is a summary of the projections utilized in the discounted cash flow analysis: Assumptions Castle Rebar 10-Year Revenue CAGR 10-Year EBITDA CAGR 10-Year Average EBITDA Margin 10-Year Average CapEx % of Revenue 10-Year NWC as % of revenue 4.4% NM 1.2% 1.8% 19.7% Note: All metrics for the 10 years ending December 31, 2029 CONFIDENTIAL 31

Valuation Analysis – DCF Valuation Summary Castle Rebar Discounted Cash Flow Analysis ($ in thousands) 3.0% 13.5% 13.5% 3.0% 14.0% 14.0% 3.0% 14.5% 14.5% Terminal Growth Rate Discount Rate - Discrete Cash Flow Discount Rate - Continuing Value Note: Projected EBITDA includes corporate expense allocation. See Appendix 1d for further detail Implied enterprise value multiples are not meaningful CONFIDENTIAL 32 Concluded Enterprise Value Range (Rounded) ($320) ($310) ($300) Revenue Growth EBITDA EBITDA Margin Growth 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P 9-Yr. CAGR $4,641 $5,232 $5,494 $5,768 $5,999 $6,179 $6,364 $6,555 $6,752 $6,954 NA 12.7% 5.0% 5.0% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% 189 (23) (20) (14) 60 124 127 131 135 139 4.1% (0.4%) (0.4%) (0.2%) 1.0% 2.0% 2.0% 2.0% 2.0% 2.0% NA NA (12.0%) (33.1%) (541.8%) 106.0% 3.0% 3.0% 3.0% 3.0% $7,163 3.0% 143 2.0% 3.0% 4.4% (2.7%) Earnings Before Interest and Taxes Pro Forma Taxes @ 27.1% Net Operating Profit After Tax Depreciation Amortization Capital Expenditures (Increase) / Decrease in Working Capital Free Cash Flow ($161) ($163) ($226) ($107) ($28) ($14) ($3) $73 $59 44 44 61 29 8 4 1 (20) (16) $50 (13) (117) (119) (165) (78) (21) (10) (2) 53 43 138 143 213 167 152 141 134 62 80 0 0 0 0 0 0 0 0 0 (72) (77) (147) (122) (122) (122) (122) (122) (122) 205 (51) (56) (81) (66) (37) (38) (40) (41) 36 94 0 (122) (42) $153 ($104) ($155) ($113) ($57) ($28) ($28) ($46) ($39) ($34)

Valuation Conclusion Section 3

Valuation Conclusion CUO Conclusions Summary ($ in thousands, except per share amounts) Continental Materials Corporation - Common Stock Overview Implied Enterprise Value Multiples Company Performance Stock Price as of February 11, 2020 $7.61 EV / 2020 EBITDA EV / 2021 EBITDA EV / 2022 EBITDA $5,974 $7,213 $8,955 5.6x 4.6x 3.7x 6.0x 5.0x 4.0x 6.4x 5.3x 4.3x 52-Week Average Closing Price 52-Week High Closing Price (2/12/2019) 52-Week Low Closing Price (1/9/2020) $14.05 $20.87 $6.98 EV / 2019 Revenue $124,460 0.27x 0.29x 0.31x 30-day CUO Average Trading Price (4) $7.53 (1) Includes $2,200 of proceeds from the purchased Valco property, $1,500 and $700 received in 2020 and 2021, respectively (2) Includes an additional $2,400 of reclamation liabilities not included on the 12/31/2019 balance sheet, per Company management (3) For the individual companies, the value of the phantom share are embedded in the equity value of each respective company. For CUO, the total number of SARs is 204,000 with a weighted average expiration of 5.33 years. (4) Based on the period from February 7, 2020 through January 9, 2020 CONFIDENTIAL 34 Enterprise Value Selected Public Company Analysis Discounted Cash Flow Analysis HVAC Low Mid High Doors Low Mid High Castle Rebar Low Mid High Corporate Low Mid High CUO Consolidated Low Mid High $20,770 $22,000 $23,380 $13,460 $14,010 $14,610 ($320) ($310) ($300) ($80) $20 $120 $32,660 $35,955 $39,250 $33,830 $35,720 $37,810 Enterprise Value Conclusion $20,770 $22,000 $23,380 $13,460 $14,010 $14,610 ($320) ($310) ($300) ($80) $20 $120 $33,245 $35,838 $38,530 Plus: Cash Plus: PV of Cash Proceeds from Aggregates Divestitures (1) Plus: PV of Tax Benefit of NOL Less: Intercompany Payable Less: Bank Loan Payable Less: Present Value of Earnout Payment Less: Value of Phantom Shares (excl. Corporate) Less: Reclamation Liability (2) Less: Present Value of Aggregates Expense, After Tax Aggregate Equity Value before Corp Phantom Shares Less: Value of SARs (3) Plus: Tax Benefit of COO Phantom Equity Grant Aggregate Equity Value Common Shares Outstanding COO Phantom Equity Grant Shares Outstanding ($1,970) ($1,970) ($1,970) 0 0 0 0 0 0 (12,572) (12,572) (12,572) 0 0 0 (904) (904) (904) (39) (46) (53) 0 0 0 0 0 0 ($344) ($344) ($344) 0 0 0 0 0 0 (2,507) (2,507) (2,507) 0 0 0 (418) (418) (418) (0) (2) (4) 0 0 0 0 0 0 ($132) ($132) ($132) 0 0 0 0 0 0 (1,253) (1,253) (1,253) 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 $464 $464 $464 10,777 10,799 10,821 1,012 1,020 1,028 16,332 16,332 16,332 (800) (800) (800) 0 0 0 0 0 0 (27,191) (27,191) (27,191) (2,401) (2,415) (2,429) ($1,981) ($1,981)($1,981) 10,777 10,799 10,821 1,012 1,020 1,028 0 0 0 (800) (800) (800) (1,322) (1,322) (1,322) (40) (48) (57) (27,191) (27,191) (27,191) (2,401) (2,415) (2,429) $5,285 $6,508 $7,881 $10,190 $10,738 $11,336 ($1,704) ($1,694) ($1,684) ($1,916) ($1,772) ($1,627) $11,297 $13,898 $16,598 (247) (303) (362) 146 179 214 $11,197 $13,774 $16,450 1,683,067 1,683,067 1,683,067 85,000 85,000 85,000 1,768,067 1,768,067 1,768,067 Resulting Per Share Price $6.33 $7.79 $9.30

Discounted Cash Flow Analysis Appendix 1

Discounted Cash Flow Analysis – HVAC Appendix 1a

 DCF Assumptions - Phoenix Manufacturing Management Projections Terminal Year Operating Assumptions 2014A 2015A 2016A 2017A 2018A 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P Fixed Asset Investment Working Capital Assumptions - Based on Year-End Working Capital Invested Capital Ratios CONFIDENTIAL 1a - 1 Invested Capital $11,978 $11,699 $10,893 $9,475 $7,513 $6,252 $7,351 $7,567 $7,662 $7,915 $8,113 $8,316 $8,526 $8,742 $8,964 $9,193 NOPAT / Invested Capital 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% (6.2%) (1.5%) 6.2% 7.3% 9.1% 9.5% 9.9% 10.4% 9.9% 9.5% A/R - DSO 51.6 34.0 27.3 28.4 26.0 25.8 26.5 26.5 26.5 26.5 26.5 26.5 26.5 26.5 26.5 26.5 Inventory Turnover 2.7x 2.4x 2.3x 2.6x 4.0x 3.3x 3.5x 3.5x 3.5x 3.5x 3.5x 3.5x 3.5x 3.5x 3.5x 3.5x Prepaid Expenses % of Revenue 0.8% 1.8% 1.3% 1.1% 0.7% 0.6% 0.8% 0.8% 0.8% 0.8% 0.8% 0.8% 0.8% 0.8% 0.8% 0.8% A/P - DPO 16.9 12.7 18.0 21.5 6.2 17.8 15.0 15.0 15.0 15.0 15.0 15.0 15.0 15.0 15.0 15.0 Accruals & Other Current Liabilities % of OpEx 17.3% 14.6% 15.7% 24.9% 32.2% 54.2% 37.0% 37.0% 37.0% 37.0% 37.0% 37.0% 37.0% 37.0% 37.0% 37.0% Net Working Capital - Year-End Working Capital $9,839 $9,728 $9,153 $7,913 $6,000 $4,952 $6,053 $6,292 $6,389 $6,645 $6,844 $7,049 $7,261 $7,479 $7,703 $7,934 as % of Revenue 38.4% 38.9% 35.7% 31.8% 22.0% 20.5% 22.6% 22.2% 21.4% 21.4% 21.4% 21.4% 21.4% 21.4% 21.4% 21.4% Capital Expenditures $146 $230 $182 $1,970 $312 $127 $512 $562 $611 $636 $479 $494 $508 $524 $539 $556 as % of Revenue 0.6% 0.9% 0.7% 7.9% 1.1% 0.5% 1.9% 2.0% 2.0% 2.0% 1.5% 1.5% 1.5% 1.5% 1.5% 1.5% Tax Basis Tax Depreciation $540 $590 $639 $555 $374 $337 $310 $262 $342 $409 as % of Prior NFA 274.6% 349.9% 455.0% 493.6% 193.6% 113.0% 68.1% 40.0% 37.3% 36.7% as % of CAPEX 105.5% 105.0% 104.6% 87.3% 78.1% 68.3% 60.9% 49.9% 63.4% 73.6% PP&E, Net $197 $169 $140 $112 $193 $298 $455 $653 $916 $1,113 $1,260 Book Basis Depreciation $512 $585 $614 $638 $481 $495 $510 $526 $541 $558 as % of Prior NFA 39.4% 45.1% 48.1% 50.1% 37.9% 39.1% 40.3% 41.6% 42.9% 44.2% as % of CAPEX 100.1% 104.2% 100.4% 100.4% 100.4% 100.4% 100.4% 100.4% 100.4% 100.4% PP&E, Net $2,139 $1,971 $1,740 $1,561 $1,513 $1,299 $1,299 $1,275 $1,273 $1,270 $1,269 $1,267 $1,265 $1,263 $1,261 $1,259 Revenue / Avg. Fixed Assets 12.0x 12.2x 13.8x 15.1x 17.7x 17.1x 20.6x 22.1x 23.4x 24.4x 25.2x 26.0x 26.8x 27.6x 28.5x 29.4x $556 Revenue Growth NA (2.4%) 2.5% (2.8%) 9.3% (11.5%) 11.2% 6.0% 5.0% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% EBITDA Growth NA (7.3%) 33.2% (101.8%) NA 31.6% (109.4%) NM 198.9% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% EBIT Growth NA NA NA NA NA NA NA NA NM NM 28.1% 7.8% 6.4% 8.0% (2.8%) (1.7%) Gross Profit Margin 21.2% 21.6% 23.6% 17.2% 17.6% 18.3% 16.0% 17.8% 20.6% 20.6% 20.6% 20.6% 20.6% 20.6% 20.6% 20.6% EBITDA Margin 6.5% 6.1% 8.0% (0.1%) 2.5% 3.7% (0.3%) 1.5% 4.3% 4.3% 4.3% 4.3% 4.3% 4.3% 4.3% 4.3% EBIT Margin (2.3%) (0.6%) 2.2% 2.5% 3.2% 3.3% 3.4% 3.6% 3.4% 3.2% SG&A % of Revenue 14.7% 15.4% 15.6% 18.0% 16.1% 15.1% 12.9% 12.7% 12.7% 12.7% 12.7% 12.7% 12.7% 12.7% 12.7% 12.7% Other Income (expenses)% of Revenue 0.0% 0.0% 0.0% (0.6%) (1.0%) (0.5%) (0.1%) (0.1%) (0.1%) (0.1%) (0.1%) (0.1%) (0.1%) (0.1%) (0.1%) (0.1%) Total Operating Expenses as % of Revenue 14.7% 15.4% 15.6% 17.4% 15.1% 14.6% 16.3% 16.3% 16.3% 16.3% 16.3% 16.3% 16.3% 16.3% 16.3% 16.3%

 Projected Financial Statements - Phoenix Manufacturing Management Projections Terminal Year Income Statement 2014A 2015A 2016A 2017A 2018A 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P Working Capital CONFIDENTIAL 1a - 2 Accounts Receivable Inventory Prepaid Expense Current Assets Accounts Payable Accruals and Other Current Liabilities Current Liabilities Net Working Capital as % of Revenue $3,626 $2,329 $1,916 $1,939 $1,940 $1,700 $1,945 $2,062 $2,165 $2,252 $2,319 $2,389 $2,461 $2,534 $2,610 $2,689 7,597 8,187 8,488 8,002 5,568 5,982 6,434 6,673 6,761 7,032 7,243 7,460 7,684 7,914 8,152 8,396 205 459 341 265 197 142 212 225 236 246 253 261 268 276 285 293 11,429 10,975 10,746 10,205 7,706 7,825 8,591 8,960 9,163 9,529 9,815 10,110 10,413 10,725 11,047 11,378 937 682 965 1,216 381 962 925 960 973 1,011 1,042 1,073 1,105 1,138 1,173 1,208 653 565 628 1,076 1,325 1,911 1,613 1,708 1,801 1,873 1,929 1,987 2,047 2,108 2,171 2,237 1,590 1,247 1,593 2,292 1,706 2,873 2,539 2,668 2,774 2,884 2,971 3,060 3,152 3,247 3,344 3,444 $9,839 $9,728 $9,153 $7,913 $6,000 $4,952 $6,053 $6,292 $6,389 $6,645 $6,844 $7,049 $7,261 $7,479 $7,703 $7,934 38.4% 38.9% 35.7% 31.8% 22.0% 20.5% 22.6% 22.2% 21.4% 21.4% 21.4% 21.4% 21.4% 21.4% 21.4% 21.4% Revenue Cost of Revenue Gross Profit Gross Profit Margin SG&A VCP Expense Corporate Allocation Other Income (expenses) Total Operating Expenses EBITDA EBITDA Margin Depreciation EBIT EBIT Margin Pro-Forma Taxes @ 27.1% NOPAT $25,630 $25,022 $25,642 $24,913 $27,233 $24,100 $26,795 $28,403 $29,823 $31,016 $31,946 $32,905 $33,892 $34,908 $35,956 $37,034 (20,202) (19,623) (19,596) (20,620) (22,436) (19,682) (22,518) (23,355) (23,665) (24,611) (25,350) (26,110) (26,894) (27,700) (28,531) (29,387) $37,034 (29,387) 5,429 5,398 6,046 4,293 4,797 4,418 4,276 5,048 6,158 6,404 6,596 6,794 6,998 7,208 7,424 7,647 21.2% 21.6% 23.6% 17.2% 17.6% 18.3% 16.0% 17.8% 20.6% 20.6% 20.6% 20.6% 20.6% 20.6% 20.6% 20.6% (3,773) (3,864) (4,003) (4,488) (4,397) (3,649) (3,461) (3,605) (3,785) (3,936) (4,054) (4,176) (4,301) (4,430) (4,563) (4,700) 0 0 0 0 0 0 5 5 5 5 5 6 6 6 6 6 (922) (1,034) (1,105) (1,149) (1,184) (1,219) (1,256) (1,293) (1,332) (1,372) 0 0 0 160 278 123 17 17 17 18 18 19 19 20 21 21 $7,647 (4,700) 6 (1,372) 21 (3,773) (3,864) (4,003) (4,328) (4,119) (3,526) 1,655 1,534 2,044 (36) 678 893 6.5% 6.1% 8.0% (0.1%) 2.5% 3.7% (4,360) (4,616) (4,868) (5,062) (5,214) (5,371) (5,532) (5,698) (5,869) (6,045) (84) 432 1,290 1,342 1,382 1,424 1,466 1,510 1,556 1,602 (0.3%) 1.5% 4.3% 4.3% 4.3% 4.3% 4.3% 4.3% 4.3% 4.3% (540) (590) (639) (555) (374) (337) (310) (262) (342) (409) (6,045) $1,602 ($500) (624) (158) 651 787 1,008 1,087 1,157 1,249 1,214 1,194 (2.3%) (0.6%) 2.2% 2.5% 3.2% 3.3% 3.4% 3.6% 3.4% 3.2% 169 43 (176) (213) (273) (294) (313) (338) (329) (323) $1,102 (298) ($455) ($115) $475 $574 $735 $792 $843 $911 $885 $870 $804

Discounted Cash Flow Analysis - Phoenix Manufacturing Terminal Year Free Cash Flow Analysis 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P DCF Assumptions CONFIDENTIAL 1a - 3 Terminal Growth Rate 3.0% 3.0% 3.0% Discount Rate - Discrete Cash Flow 14.5% 14.0% 13.5% Discount Rate - Continuing Value 14.5% 14.0% 13.5% Terminal Value Present Value of Terminal Value Present Value of Discrete Cash Flow Enterprise Value EV / 2019 EBITDA $893 EV / 2021 EBITDA 432 EV / 2019 Revenue 24,100 Terminal EBITDA Multiple 1,602 $4,571 $4,779 $5,006 1,277 1,391 1,519 (202) (170) (136) $1,075 $1,221 $1,383 1.2x 1.4x 1.5x 2.5x 2.8x 3.2x 0.04x 0.05x 0.06x 2.9x 3.0x 3.1x NOPAT Plus: Depreciation Less: Capital Expenditures Less: Investment in Working Capital Free Cash Flow Growth ($455) ($115) $475 $574 $735 $792 $843 $911 $885 $870 540 590 639 555 374 337 310 262 342 409 (512) (562) (611) (636) (479) (494) (508) (524) (539) (556) (1,100) (239) (97) (256) (199) (205) (211) (218) (224) (231) $804 $500 ($556) (238) ($1,527) ($327) $406 $238 $431 $431 $433 $431 $463 $493 NM NM (41.4%) 81.3% (0.0%) 0.7% (0.6%) 7.6% 6.3% $510

 DCF Assumptions - Williams Furnace Management Projections Terminal Year Operating Assumptions 2014A 2015A 2016A 2017A 2018A 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P Fixed Asset Investment Working Capital Assumptions - Based on Year-End Working Capital Invested Capital Ratios CONFIDENTIAL 1a - 4 Invested Capital $12,611 $16,816 $15,974 $14,181 $14,343 $12,533 $14,867 $16,132 $17,435 $18,147 $18,668 $19,170 $19,687 $20,219 $20,767 $21,332 NOPAT / Invested Capital 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 1.1% 3.0% 3.2% 5.2% 6.2% 6.5% 6.7% 6.7% 6.7% 6.8% A/R - DSO 77.1 92.2 84.9 78.7 73.9 94.5 87.0 86.9 87.0 87.0 87.0 87.0 87.0 87.0 87.0 87.0 Inventory Turnover 4.7x 3.8x 3.9x 4.1x 6.7x 9.2x 7.5x 7.1x 6.7x 6.7x 6.7x 6.7x 6.7x 6.7x 6.7x 6.7x Prepaid Expenses % of Revenue 1.1% 1.2% 0.9% 1.2% 1.0% 0.4% 0.3% 0.2% 0.2% 0.2% 0.2% 0.2% 0.2% 0.2% 0.2% 0.2% A/P - DPO 26.8 30.3 38.0 14.2 8.2 30.8 12.5 11.7 11.6 11.6 11.6 11.6 11.6 11.6 11.6 11.6 Accruals & Other Current Liabilities % of OpEx 32.3% 33.9% 28.2% 69.7% 36.7% 36.5% 30.5% 29.7% 28.0% 28.0% 28.0% 28.0% 28.0% 28.0% 28.0% 28.0% Net Working Capital - Year-End Working Capital $9,554 $13,769 $12,798 $10,756 $10,755 $9,375 $11,724 $13,014 $14,278 $14,951 $15,431 $15,890 $16,363 $16,850 $17,352 $17,869 as % of Revenue 27.9% 34.9% 30.6% 25.8% 23.8% 20.4% 24.4% 25.5% 26.5% 26.7% 26.7% 26.7% 26.7% 26.7% 26.7% 26.7% Capital Expenditures $940 $494 $655 $3,965 $758 $153 $591 $611 $701 $729 $751 $774 $797 $821 $845 $871 as % of Revenue 2.7% 1.3% 1.6% 9.5% 1.7% 0.3% 1.2% 1.2% 1.3% 1.3% 1.3% 1.3% 1.3% 1.3% 1.3% 1.3% Tax Basis Tax Depreciation $936 $955 $1,045 $948 $874 $819 $797 $821 $845 $871 as % of Prior NFA 38.8% 46.3% 60.7% 68.9% 75.5% 79.1% 80.5% 82.9% 85.4% 88.0% as % of CAPEX 158.2% 156.3% 149.1% 130.1% 116.3% 105.9% 100.0% 100.0% 100.0% 100.0% PP&E, Net $2,409 $2,065 $1,721 $1,377 $1,158 $1,035 $990 $990 $990 $990 $990 Book Basis Depreciation $606 $636 $663 $689 $710 $731 $753 $776 $799 $823 as % of Prior NFA 19.2% 20.2% 21.3% 21.8% 22.2% 22.6% 23.0% 23.3% 23.7% 24.1% as % of CAPEX 102.4% 104.1% 94.5% 94.5% 94.5% 94.5% 94.5% 94.5% 94.5% 94.5% PP&E, Net $3,057 $3,047 $3,176 $3,425 $3,588 $3,158 $3,143 $3,118 $3,157 $3,197 $3,238 $3,280 $3,324 $3,369 $3,415 $3,463 Revenue / Avg. Fixed Assets 11.2x 12.9x 13.5x 12.7x 12.9x 13.6x 15.2x 16.3x 17.2x 17.7x 18.0x 18.3x 18.6x 18.9x 19.2x 19.5x $871 Revenue Growth NA 15.2% 6.0% (0.2%) 8.1% 1.6% 4.7% 6.2% 5.8% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% EBITDA Growth NA 146.3% 4.2% (31.6%) (56.4%) (59.5%) 136.6% 40.6% 11.8% 24.0% 9.4% 3.0% 3.0% 3.0% 3.0% 3.0% EBIT Growth NA NA NA NA NA NA NA NM 15.2% 69.6% 22.1% 8.1% 5.7% 3.0% 3.0% 3.0% Gross Profit Margin 21.0% 25.3% 26.2% 24.4% 22.4% 22.5% 25.7% 25.6% 25.9% 25.9% 25.9% 25.9% 25.9% 25.9% 25.9% 25.9% EBITDA Margin 4.6% 9.8% 9.6% 6.6% 2.7% 1.1% 2.4% 3.2% 3.4% 4.0% 4.3% 4.3% 4.3% 4.3% 4.3% 4.3% EBIT Margin 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.4% 1.3% 1.4% 2.3% 2.7% 2.9% 3.0% 3.0% 3.0% 3.0% SG&A % of Revenue 16.4% 15.5% 16.6% 17.8% 20.1% 23.6% 21.1% 20.8% 20.7% 20.1% 19.8% 19.8% 19.8% 19.8% 19.8% 19.8% Other Income (expenses)% of Revenue 0.0% 0.0% 0.0% 0.0% (0.4%) (2.2%) (1.2%) (2.0%) (1.9%) (1.9%) (1.9%) (1.9%) (1.9%) (1.9%) (1.9%) (1.9%) Total Operating Expenses as % of Revenue 16.4% 15.5% 16.6% 17.8% 19.8% 21.4% 23.3% 22.5% 22.5% 21.9% 21.6% 21.6% 21.6% 21.6% 21.6% 21.6%

 Projected Financial Statements - Williams Furnace Management Projections Terminal Year Income Statement 2014A 2015A 2016A 2017A 2018A 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P Working Capital CONFIDENTIAL 1a - 5 Accounts Receivable Inventory Prepaid Expense Current Assets Accounts Payable Accruals and Other Current Liabilities Current Liabilities Net Working Capital as % of Revenue $7,240 $9,974 $9,736 $9,004 $9,139 $11,878 $11,445 $12,137 $12,860 $13,375 $13,776 $14,189 $14,615 $15,054 $15,505 $15,970 5,740 7,844 7,867 7,642 5,238 3,878 4,780 5,376 5,972 6,210 6,397 6,589 6,786 6,990 7,200 7,416 383 479 362 517 433 206 123 123 123 128 123 123 123 123 123 123 13,363 18,298 17,965 17,163 14,810 15,962 16,348 17,636 18,955 19,714 20,296 20,901 21,524 22,166 22,828 23,509 1,992 2,448 3,211 1,226 783 2,998 1,220 1,216 1,272 1,323 1,363 1,404 1,446 1,489 1,534 1,580 1,816 2,081 1,956 5,181 3,273 3,590 3,405 3,405 3,405 3,440 3,502 3,607 3,716 3,827 3,942 4,060 3,809 4,529 5,167 6,407 4,056 6,587 4,625 4,622 4,677 4,763 4,865 5,011 5,161 5,316 5,476 5,640 $9,554 $13,769 $12,798 $10,756 $10,755 $9,375 $11,724 $13,014 $14,278 $14,951 $15,431 $15,890 $16,363 $16,850 $17,352 $17,869 27.9% 34.9% 30.6% 25.8% 23.8% 20.4% 24.4% 25.5% 26.5% 26.7% 26.7% 26.7% 26.7% 26.7% 26.7% 26.7% Revenue Cost of Revenue Gross Profit Gross Profit Margin SG&A VCP Expense Corporate Allocation Other Income (expenses) Total Operating Expenses EBITDA EBITDA Margin Depreciation EBIT EBIT Margin Pro-Forma Taxes @ 27.1% NOPAT $34,286 $39,498 $41,852 $41,769 $45,165 $45,874 $48,021 $50,981 $53,941 $56,099 $57,782 $59,516 $61,301 $63,140 $65,034 $66,985 (27,089) (29,489) (30,873) (31,576) (35,042) (35,561) (35,701) (37,908) (39,977) (41,577) (42,824) (44,109) (45,432) (46,795) (48,199) (49,645) $66,985 (49,645) 7,197 10,009 10,980 10,193 10,123 10,313 12,319 13,073 13,964 14,523 14,958 15,407 15,869 16,345 16,836 17,341 21.0% 25.3% 26.2% 24.4% 22.4% 22.5% 25.7% 25.6% 25.9% 25.9% 25.9% 25.9% 25.9% 25.9% 25.9% 25.9% (5,626) (6,140) (6,947) (7,431) (9,091) (10,818) (10,131) (10,614) (11,172) (11,256) (11,449) (11,793) (12,147) (12,511) (12,886) (13,273) 0 0 0 0 0 0 15 15 15 16 16 17 17 18 18 19 (1,652) (1,855) (1,998) (2,078) (2,141) (2,205) (2,271) (2,339) (2,409) (2,482) 0 0 0 (1) 171 991 600 1,000 1,000 1,040 1,071 1,103 1,136 1,171 1,206 1,242 $17,341 (13,273) 19 (2,482) 1,242 (5,626) (6,140) (6,947) (7,433) (8,921) (9,827) 1,571 3,870 4,033 2,760 1,203 487 4.6% 9.8% 9.6% 6.6% 2.7% 1.1% (11,168) (11,455) (12,155) (12,279) (12,503) (12,878) (13,264) (13,662) (14,072) (14,494) 1,151 1,618 1,809 2,244 2,456 2,529 2,605 2,683 2,764 2,847 2.4% 3.2% 3.4% 4.0% 4.3% 4.3% 4.3% 4.3% 4.3% 4.3% (936) (955) (1,045) (948) (874) (819) (797) (821) (845) (871) (14,494) $2,847 ($871) 216 663 764 1,296 1,582 1,710 1,808 1,863 1,919 1,976 0.4% 1.3% 1.4% 2.3% 2.7% 2.9% 3.0% 3.0% 3.0% 3.0% (58) (180) (207) (351) (428) (463) (490) (504) (519) (535) $1,976 (535) $157 $483 $557 $945 $1,154 $1,247 $1,319 $1,358 $1,399 $1,441 $1,441

Discounted Cash Flow Analysis - Williams Furnace Terminal Year Free Cash Flow Analysis 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P DCF Assumptions CONFIDENTIAL 1a - 6 Terminal Growth Rate 3.0% 3.0% 3.0% Discount Rate - Discrete Cash Flow 14.5% 14.0% 13.5% Discount Rate - Continuing Value 14.5% 14.0% 13.5% Terminal Value Present Value of Terminal Value Present Value of Discrete Cash Flow Enterprise Value EV / LTM EBITDA $487 EV / 2020 EBITDA 1,151 EV / 2021 EBITDA 1,618 EV / 2020 EBIT 216 EV / 2019 Revenue 45,874 Terminal EBITDA Multiple 2,847 $8,105 $8,474 $8,877 1,977 2,163 2,373 (20) 30 82 $1,957 $2,193 $2,454 4.0x 4.5x 5.0x 1.7x 1.9x 2.1x 1.2x 1.4x 1.5x 9.1x 10.2x 11.4x 0.04x 0.05x 0.05x 2.8x 3.0x 3.1x NOPAT Plus: Depreciation Less: Capital Expenditures Less: Investment in Working Capital Free Cash Flow Growth $157 $483 $557 $945 $1,154 $1,247 $1,319 $1,358 $1,399 $1,441 936 955 1,045 948 874 819 797 821 845 871 (591) (611) (701) (729) (751) (774) (797) (821) (845) (871) (2,349) (1,290) (1,264) (673) (480) (459) (473) (487) (502) (517) $1,441 $871 ($871) (536) ($1,847) ($463) ($363) $491 $796 $833 $846 $871 $897 $924 NM NM NM 62.1% 4.7% 1.5% 3.0% 3.0% 3.0% $905

 DCF Assumptions - Global Flow Products Management Projections Terminal Year Operating Assumptions 2018A 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P Fixed Asset Investment Working Capital Assumptions - Based on Year-End Working Capital Invested Capital Ratios CONFIDENTIAL 1a - 7 Invested Capital$1,385$2,222$2,118$5,219$5,103$4,917$4,648$4,427$4,199$3,965$3,723$3,474 NOPAT / Invested Capital0.0%0.0%31.9%11.2%11.4%13.0%14.8%16.6%18.6%20.7%22.6%24.6% A/R - DSO48.535.440.643.143.143.143.143.143.143.143.143.1 Inventory Turnover 8.7x 4.2x 3.7x 3.5x 3.4x 3.4x 3.4x3.4x 3.4x 3.4x3.4x 3.4x Prepaid Expenses % of Revenue1.9%1.5%0.9%1.0%1.3%1.3%0.6%0.6% 0.6%0.6%0.5%0.5% A/P - DPO 17.76.414.1 14.5 14.514.5 14.5 14.514.5 14.5 14.514.5 Accruals & Other Current Liabilities % of OpEx0.0%8.7%9.7%10.1%10.8%10.8%10.8%10.8%10.8%10.8%10.8%10.8% Net Working Capital - Year-End Working Capital$1,385$1,591$1,602$1,776$1,914$1,990$1,993$2,051$2,111$2,172$2,236$2,301 as % of Revenue20.1%23.0%21.7%22.9%23.5%23.5%22.8%22.8%22.8%22.7%22.7%22.7% Capital Expenditures$87$700$88$3,134$154$160$165$170$175$180$186$191 as % of Revenue1.3%10.1%1.2%40.3%1.9%1.9%1.9%1.9%1.9%1.9%1.9%1.9% Tax Basis Tax Depreciation$89$248 $371 $334 $302 $276 $255 $236 $252 $274 as % of Prior NFA NA NANA 12.5%12.1% 11.7% 11.3%10.9% 11.9% 13.3% as % of CAPEX100.8% 7.9%241.1%208.4%183.2%162.7%145.6%131.1%135.9%143.0% PP&E, Net$5$4$2,891$2,674$2,500$2,363$2,256$2,177$2,121$2,054$1,972 Book Basis Depreciation $204 $207 $407 $423 $436 $449 $463 $477 $491 $506 as % of Prior NFA 32.3% 40.2% 11.8% 13.3% 14.9% 16.9% 19.5% 22.8% 27.4% 34.0% as % of CAPEX 230.8% 6.6% 264.3% 264.3% 264.3% 264.3% 264.3% 264.3% 264.3% 264.3% PP&E, Net$0$631$515$3,443$3,190$2,926$2,655$2,376$2,088$1,792$1,487$1,173 Revenue / Avg. Fixed AssetsNA21.9x12.9x3.9x2.5x2.8x3.1x3.6x4.2x4.9x6.0x7.6x $191 Revenue Growth NA 0.2% 7.0% 5.0% 5.0% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% EBITDA Growth NA (227.7%) 23.0% 3.1% 11.2% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% EBIT Growth NA NA NA NM NM NM 7.7% 6.7% 6.0% 5.4% 2.2% 1.8% Gross Profit Margin 25.7% 37.0% 45.4% 45.5% 45.6% 45.6% 45.6% 45.6% 45.6% 45.6% 45.6% 45.6% EBITDA Margin (9.4%) 11.9% 13.7% 13.5% 14.3% 14.3% 14.3% 14.3% 14.3% 14.3% 14.3% 14.3% EBIT Margin 12.5% 10.3% 9.7% 10.4% 10.8% 11.2% 11.5% 11.8% 11.7% 11.6% SG&A % of Revenue 35.1% 25.8% 28.5% 28.6% 27.8% 27.8% 27.8% 27.8% 27.8% 27.8% 27.8% 27.8% Total Operating Expenses as % of Revenue 35.1% 25.0% 31.7% 32.0% 31.3% 31.3% 31.3% 31.3% 31.3% 31.3% 31.3% 31.3%

 Projected Financial Statements - Global Flow Products Management Projections Terminal Year Income Statement 2018A 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P Working Capital CONFIDENTIAL 1a - 8 Accounts Receivable Inventory Prepaid Expense Current Assets Accounts Payable Accruals and Other Current Liabilities Current Liabilities Net Working Capital as % of Revenue $916$671$823$917$962$1,001$1,031$1,062$1,094$1,126$1,160$1,195 5861,0401,1001,2001,3001,3521,3931,4341,4771,5221,5671,614 1321066479104108535353535353 1,6351,8171,9872,1952,3662,4612,4772,5502,6242,7022,7812,863 24976156168176183189194200206212219 0151228251276287296305314323333343 249227384419452470484499514529545561 $1,385$1,591$1,602$1,776$1,914$1,990$1,993$2,051$2,111$2,172$2,236$2,301 20.1%23.0%21.7%22.9%23.5%23.5%22.8%22.8%22.8%22.7%22.7%22.7% Revenue Cost of Revenue Gross Profit Gross Profit Margin SG&A Corporate Allocation VCP Expense Total Operating Expenses EBITDA EBITDA Margin Depreciation EBIT EBIT Margin Pro-Forma Taxes @ 27.1% NOPAT $6,901$6,915$7,400$7,770$8,159$8,485$8,739$9,002$9,272$9,550$9,836$10,131 (5,129) (4,360) (4,041) (4,235) (4,437) (4,614) (4,753) (4,895) (5,042) (5,193) (5,349) (5,510) $10,131 (5,510) 1,7732,5553,3593,5353,7223,8713,9874,1064,2294,3564,4874,622 25.7%37.0%45.4%45.5%45.6%45.6%45.6%45.6%45.6%45.6%45.6%45.6% (2,419)(1,784)(2,105)(2,221)(2,270)(2,361)(2,432)(2,505)(2,580)(2,657)(2,737)(2,819) (255) (283)(302)(314) (324)(333)(343) (354)(364)(375) 0017171717181819192021 $4,622 (2,819) (375) 21 (2,419)(1,729) (647)826 (9.4%)11.9% (2,343)(2,487)(2,556)(2,658)(2,738)(2,820)(2,905)(2,992)(3,082)(3,174) 1,0161,0481,1661,2121,2491,2861,3251,3641,4051,448 13.7%13.5%14.3%14.3%14.3%14.3%14.3%14.3%14.3%14.3% (89)(248)(371)(334)(302)(276)(255)(236)(252)(274) (3,174) $1,448 ($172) 9278007948799461,0101,0701,1281,1531,174 12.5%10.3%9.7%10.4%10.8%11.2%11.5%11.8%11.7%11.6% (251)(217)(215)(238)(256)(273)(290)(305)(312)(318) $1,275 (345) $676$584$579$641$690$736$780$823$841$856 $930

Discounted Cash Flow Analysis - Global Flow Products Terminal Year Free Cash Flow Analysis 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P DCF Assumptions CONFIDENTIAL 1a - 9 Terminal Growth Rate 3.0% 3.0% 3.0% Discount Rate - Discrete Cash Flow 14.5% 14.0% 13.5% Discount Rate - Continuing Value 14.5% 14.0% 13.5% Terminal Value Present Value of Terminal Value Present Value of Discrete Cash Flow Enterprise Value EV / 2019 EBITDA$826 EV / 2020 EBITDA1,016 EV / 2021 EBITDA1,048 EV / 2019 Revenue6,915 Terminal EBITDA Multiple1,448 $7,540$7,883$8,259 2,1062,2952,505 1,5021,5601,621 $3,608$3,855$4,126 4.4x4.7x5.0x 3.6x3.8x4.1x 3.4x3.7x3.9x 0.52x0.56x0.60x 5.2x5.4x5.7x NOPAT Plus: Depreciation Less: Capital Expenditures Less: Investment in Working Capital Free Cash Flow Growth $676$584$579$641$690$736$780$823$841$856 89248371334302276255236252274 (88)(3,134)(154)(160)(165)(170)(175)(180)(186)(191) (12)(174)(138)(77) (2) (58)(60) (62) (64)(65) $930 $172 ($191) (69) $665($2,477)$659$738$825$785$800$817$844$873 NMNM11.9%11.9%(4.9%)2.0%2.1%3.3%3.4% $842

 DCF Assumptions - Inovate Dryer Products Management Projections Terminal Year Operating Assumptions 2017A 2018A 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P Fixed Asset Investment Working Capital Assumptions - Based on Year-End Working Capital Invested Capital Ratios CONFIDENTIAL 1a - 10 Invested Capital$917$1,320$1,275$1,279$1,458$1,315$1,650$1,328$1,826$1,285$2,076$1,168$2,434 NOPAT / Invested Capital0.0%0.0%0.0%134.0%97.0%130.0%107.3%140.1%106.4%157.3%101.2%181.5%88.3% A/R - DSO23.827.629.528.728.328.528.528.528.528.528.528.528.5 Inventory Turnover 17.6x 19.3x 25.8x 27.7x 28.5x 32.0x 32.0x 32.0x 32.0x32.0x 32.0x 32.0x32.0x Prepaid Expenses % of Revenue0.8%1.1%0.9%0.8%0.8%0.7%0.7%0.7%0.7% 0.6%0.6%0.6% 0.6% A/P - DPO19.5 16.2 20.512.3 12.3 12.712.7 12.7 12.712.7 12.7 12.7 12.7 Accruals & Other Current Liabilities % of OpEx0.7%4.0%10.1%6.3%6.1%6.1%6.1%6.1%6.1%6.1%6.1%6.1%6.1% Net Working Capital - Year-End Working Capital$883$1,135$929$1,229$1,261$1,271$1,322$1,352$1,388$1,426$1,465$1,504$1,546 as % of Revenue7.4%8.3%6.0%7.4%7.2%6.9%6.9%6.8%6.8%6.8%6.8%6.8%6.8% Capital Expenditures$105$202$403$155$599$296$383$395$407$419$431$444$458 as % of Revenue0.9%1.5%2.6%0.9%3.4%1.6%2.0%2.0%2.0%2.0%2.0%2.0%2.0% Tax Basis Tax Depreciation $156$601 $298 $319 $280 $251 $230 $213 $279 $334 as % of Prior NFANM NANANA NA135.4%67.5%40.2%37.3%36.6% as % of CAPEX101.1%100.3%100.6%83.3%70.9% 61.8%55.0%49.4%62.8%73.0% PP&E, Net$12$10$8$7$71$186$341$530$748$913$1,037 $458 Revenue Growth NA 14.7% 14.0% 7.3% 5.1% 5.0% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% EBITDA Growth NA 33.2% 14.0% (3.2%) 1.4% 4.0% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% EBIT Growth NA NA NA NA (17.5%) 20.9% 3.6% 5.0% 4.5% 4.1% 3.9% 0.9% 1.4% Gross Profit Margin 34.0% 36.3% 35.3% 38.3% 37.9% 37.8% 37.8% 37.8% 37.8% 37.8% 37.8% 37.8% 37.8% EBITDA Margin 14.3% 16.6% 16.6% 15.0% 14.5% 14.3% 14.3% 14.3% 14.3% 14.3% 14.3% 14.3% 14.3% EBIT Margin 0.0% 0.0% 0.0% 14.1% 11.1% 12.7% 12.7% 12.9% 13.1% 13.2% 13.3% 13.1% 12.9% SG&A % of Revenue 19.7% 19.6% 18.7% 19.8% 19.7% 19.7% 19.7% 19.7% 19.7% 19.7% 19.7% 19.7% 19.7% Total Operating Expenses as % of Revenue 19.7% 19.6% 18.7% 23.3% 23.4% 23.4% 23.4% 23.4% 23.4% 23.4% 23.4% 23.4% 23.4%

 Projected Financial Statements - Inovate Dryer Products Management Projections Terminal Year Income Statement 2017A 2018A 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P Working Capital CONFIDENTIAL 1a - 11 Accounts Receivable Inventory Prepaid Expense Current Assets Accounts Payable Accruals and Other Current Liabilities Current Liabilities Net Working Capital as % of Revenue $775$1,034$1,259$1,313$1,360$1,438$1,495$1,540$1,586$1,634$1,683$1,733$1,785 447450391371382359373384396408420433446 97145138136136136142136136136136136136 1,3191,6291,7881,8211,8791,9332,0102,0602,1182,1772,2392,3022,367 420386564347368399415427440453467481495 17107294245250263273281290298307317326 436494858591618661688708730752774797821 $883$1,135$929$1,229$1,261$1,271$1,322$1,352$1,388$1,426$1,465$1,504$1,546 7.4%8.3%6.0%7.4%7.2%6.9%6.9%6.8%6.8%6.8%6.8%6.8%6.8% Revenue Cost of Revenue Gross Profit Gross Profit Margin SG&A Corporate Allocation VCP True Up Total Operating Expenses EBITDA EBITDA Margin Depreciation EBIT EBIT Margin Pro-Forma Taxes @ 27.1% NOPAT $11,897$13,648$15,566$16,697$17,546$18,430$19,167$19,742$20,335$20,945$21,573$22,220$22,887 (7,855) (8,701) (10,073) (10,295) (10,904) (11,467) (11,926) (12,283) (12,652) (13,031) (13,422) (13,825) (14,240) $22,887 (14,240) 4,0424,9485,4936,4026,6426,9637,2427,4597,6837,9138,1518,3958,647 34.0%36.3%35.3%38.3%37.9%37.8%37.8%37.8%37.8%37.8%37.8%37.8%37.8% (2,339)(2,678)(2,905)(3,307)(3,448)(3,623)(3,768)(3,881)(3,997)(4,117)(4,241)(4,368)(4,499) (574)(639)(683) (710)(731)(753) (776)(799)(823) (848) 000(15)(15)(15)(16)(16)(17)(17)(18)(18)(19) $8,647 (4,499) (848) (19) (2,339)(2,678)(2,905) 1,7032,2692,588 14.3%16.6%16.6% (3,897)(4,102)(4,321)(4,494)(4,629)(4,767)(4,910)(5,058)(5,210)(5,366) 2,5062,5402,6422,7482,8302,9153,0033,0933,1863,281 15.0%14.5%14.3%14.3%14.3%14.3%14.3%14.3%14.3%14.3% (156)(601)(298)(319)(280)(251)(230)(213)(279)(334) (5,366) $3,281 ($412) 2,3491,9392,3442,4292,5502,6642,7722,8802,9062,947 14.1%11.1%12.7%12.7%12.9%13.1%13.2%13.3%13.1%12.9% (636)(525)(635)(658)(691)(721)(751)(780)(787)(798) $2,869 (777) $1,713$1,414$1,709$1,771$1,860$1,943$2,022$2,100$2,119$2,149 $2,092

Discounted Cash Flow Analysis - Inovate Dryer Products Terminal Year Free Cash Flow Analysis 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P DCF Assumptions CONFIDENTIAL 1a - 12 Terminal Growth Rate 3.0% 3.0% 3.0% Discount Rate - Discrete Cash Flow 14.5% 14.0% 13.5% Discount Rate - Continuing Value 14.5% 14.0% 13.5% Terminal Value Present Value of Terminal Value Present Value of Discrete Cash Flow Enterprise Value EV / 2019 EBITDA$2,588 EV / 2020 EBITDA2,506 EV / 2021 EBITDA2,540 EV / 2019 Revenue15,566 Terminal EBITDA Multiple3,281 $17,914$18,729$19,620 5,0045,4515,952 9,1249,2919,464 $14,128$14,743$15,416 5.5x5.7x6.0x 5.6x5.9x6.2x 5.6x5.8x6.1x 0.91x0.95x0.99x 5.5x5.7x6.0x NOPAT Plus: Depreciation Less: Capital Expenditures Less: Investment in Working Capital Free Cash Flow Growth $1,713$1,414$1,709$1,771$1,860$1,943$2,022$2,100$2,119$2,149 156601298319280251230213279334 (155)(599)(296)(383)(395)(407)(419)(431)(444)(458) (300) (32) (11)(51) (30) (36)(38) (39) (40)(41) $2,092 $412 ($458) (46) $1,415$1,384$1,700$1,656$1,715$1,751$1,796$1,843$1,914$1,984 NM22.8%(2.6%)3.6%2.1%2.6%2.6%3.9%3.7% $2,000

Discounted Cash Flow Analysis – Doors Appendix 1b

 DCF Assumptions - McKinney Doors and Hardware Management Projections 2029P Terminal Year Operating Assumptions 2016A 2017A 2018A 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P Fixed Asset Investment Working Capital Assumptions Invested Capital Ratios CONFIDENTIAL 1b - 1 Invested Capital $4,099 $5,312 $5,605 $6,058 $3,990 $4,074 $4,181 $4,541 $4,675 $4,813 $4,956 $5,103 $5,254 $5,411 NOPAT / Invested Capital 0.0% 0.0% 0.0% 0.0% 14.1% 13.9% 14.0% 13.8% 13.6% 13.9% 14.2% 16.9% 16.6% 16.3% A/R - DSO 45.5 61.4 59.6 84.0 50.0 50.0 50.0 50.0 50.0 50.0 50.0 50.0 50.0 50.0 Inventory Turnover 9.4x 10.5x 6.8x 8.1x 11.0x 11.0x 11.0x 11.0x 11.0x 11.0x 11.0x 11.0x 11.0x 11.0x Prepaid Expenses % of Revenue 0.4% 0.1% 0.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% A/P - DPO 12.3 8.0 12.0 21.6 15.4 15.4 15.4 9.2 9.2 9.2 9.2 9.2 9.2 9.2 Accruals & Other Current Liabilities % of OpEx 17.7% 20.2% 27.0% 18.2% 15.0% 15.0% 15.0% 15.0% 15.0% 15.0% 15.0% 15.0% 15.0% 15.0% Net Working Capital $2,550 $3,784 $4,129 $4,605 $2,641 $2,766 $2,904 $3,288 $3,387 $3,489 $3,593 $3,701 $3,812 $3,926 as % of Revenue 15.0% 18.9% 20.3% 24.4% 13.9% 13.8% 13.8% 15.1% 15.1% 15.1% 15.1% 15.1% 15.1% 15.1% Capital Expenditures $110 $1,695 $119 $154 $36 $98 $109 $114 $169 $174 $179 $184 $190 $195 as % of Revenue 0.6% 8.5% 0.6% 0.8% 0.2% 0.5% 0.5% 0.5% 0.8% 0.8% 0.8% 0.8% 0.8% 0.8% Tax Basis Depreciation $214 $276 $288 $273 $295 $283 $275 $90 $118 $142 as % of Prior NFA NA 30.1% 38.9% 48.7% 73.4% 102.9% 166.2% 129.9% 72.4% 60.4% as % of CAPEX 601.1% 282.7% 263.5% 239.3% 175.0% 163.3% 153.8% 48.9% 62.4% 72.6% PP&E, Net $1,251 $918 $740 $561 $402 $275 $165 $69 $163 $235 $288 Book Basis Depreciation $139 $139 $139 $139 $133 $137 $141 $145 $149 $153 as % of Prior NFA 9.6% 10.3% 10.6% 10.9% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% as % of CAPEX 390.3% 142.3% 127.4% 121.8% 79.1% 79.0% 78.8% 78.7% 78.6% 78.5% PP&E, Net $1,549 $1,528 $1,476 $1,453 $1,349 $1,308 $1,278 $1,253 $1,288 $1,325 $1,363 $1,402 $1,442 $1,484 Revenue / Avg. Fixed Assets NA 13.0x 13.5x 12.9x 13.6x 15.0x 16.2x 17.2x 17.7x 17.7x 17.7x 17.8x 17.8x 17.8x $195 Revenue Growth NA 17.7% 1.7% (7.0%) 0.7% 5.0% 5.0% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% EBITDA Growth NA 30.0% NA (18.3%) (49.8%) 6.6% 3.6% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% EBIT Growth NA NA NA NA NA 0.3% 3.4% 7.3% 1.4% 5.3% 4.8% 23.1% 0.8% 1.3% Gross Profit Margin 26.7% 26.9% 27.8% 28.2% 27.6% 27.7% 27.7% 27.7% 27.7% 27.7% 27.7% 27.7% 27.7% 27.7% EBITDA Margin 9.1% 10.1% 11.8% 10.4% 5.2% 5.3% 5.2% 5.2% 5.2% 5.2% 5.2% 5.2% 5.2% 5.2% EBIT Margin 0.0% 0.0% 0.0% 0.0% 4.1% 3.9% 3.8% 3.9% 3.9% 4.0% 4.0% 4.8% 4.7% 4.6% SG&A % of Revenue 16.8% 16.8% 16.0% 17.8% 19.0% 18.9% 18.9% 18.9% 18.9% 18.9% 18.9% 18.9% 18.9% 18.9% Total Operating Expenses as % of Revenue 17.6% 16.8% 16.0% 17.8% 22.4% 22.4% 22.5% 22.5% 22.5% 22.5% 22.5% 22.5% 22.5% 22.5%

 Projected Financial Statements - McKinney Doors and Hardware Management Projections 2029P Terminal Year Income Statement 2016A 2017A 2018A 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P NOPAT $563 $565 $584 $627 $636 $670 $702 $864 $872 $883 $858 Working Capital (1) Net Working Capital pro forma allocation to Fastrac as % of Revenue $3,510 18.6% (1) Projected balances are based on pro forma allocation to Fastrac CONFIDENTIAL 1b - 2 Accounts Receivable Inventory Prepaid Expense Current Assets Accounts Payable Accruals and Other Current Liabilities Current Liabilities Net Working Capital as % of Revenue $2,116 $3,366 $3,317 $4,348 $2,606 $2,737 $2,873 $2,988 $3,078 $3,170 $3,266 $3,363 $3,464 $3,568 1,320 1,389 2,142 1,670 1,253 1,313 1,379 1,434 1,477 1,521 1,567 1,614 1,662 1,712 63 29 30 0 0 0 0 0 0 0 0 0 0 0 3,498 4,784 5,489 6,018 3,859 4,050 4,252 4,422 4,555 4,692 4,832 4,977 5,127 5,280 420 322 481 801 580 611 641 397 409 422 434 447 461 475 528 678 880 611 638 672 708 736 759 781 805 829 854 879 948 1,000 1,360 1,413 1,219 1,283 1,349 1,134 1,168 1,203 1,239 1,276 1,315 1,354 $2,550 $3,784 $4,129 $4,605 $2,641 $2,766 $2,904 $3,288 $3,387 $3,489 $3,593 $3,701 $3,812 $3,926 15.0% 18.9% 20.3% 24.4% 13.9% 13.8% 13.8% 15.1% 15.1% 15.1% 15.1% 15.1% 15.1% 15.1% Revenue Cost of Revenue Gross Profit Gross Profit Margin SG&A VCP Expense Corporate Allocation Total Operating Expenses EBITDA EBITDA Margin Depreciation EBIT EBIT Margin Pro-Forma Taxes @ 27.1% $16,990 $19,993 $20,325 $18,897 $19,026 $19,977 $20,976 $21,815 $22,470 $23,144 $23,838 $24,553 $25,290 $26,049 (12,447) (14,614) (14,669) (13,567) (13,783) (14,444) (15,166) (15,772) (16,246) (16,733) (17,235) (17,752) (18,285) (18,833) $26,049 (18,833) 4,543 5,379 5,656 5,330 5,243 5,534 5,810 6,043 6,224 6,411 6,603 6,801 7,005 7,215 26.7% 26.9% 27.8% 28.2% 27.6% 27.7% 27.7% 27.7% 27.7% 27.7% 27.7% 27.7% 27.7% 27.7% (2,857) (3,359) (3,252) (3,369) (3,618) (3,772) (3,960) (4,119) (4,242) (4,370) (4,501) (4,636) (4,775) (4,918) 0 0 0 0 16 16 16 17 18 18 19 19 20 20 (132) 0 0 2 (654) (727) (777) (808) (832) (857) (883) (910) (937) (965) $7,215 27.7% (4,918) 20 (965) (2,989) (3,359) (3,252) (3,367) 1,554 2,020 2,404 1,964 9.1% 10.1% 11.8% 10.4% (4,256) (4,482) (4,721) (4,910) (5,057) (5,209) (5,365) (5,526) (5,692) (5,863) 987 1,051 1,089 1,133 1,167 1,202 1,238 1,275 1,313 1,353 5.2% 5.3% 5.2% 5.2% 5.2% 5.2% 5.2% 5.2% 5.2% 5.2% (214) (276) (288) (273) (295) (283) (275) (90) (118) (142) (5,863) 1,353 5.2% (176) 772 775 802 860 872 919 963 1,185 1,195 1,211 4.1% 3.9% 3.8% 3.9% 3.9% 4.0% 4.0% 4.8% 4.7% 4.6% (209) (210) (217) (233) (236) (249) (261) (321) (324) (328) 1,177 (319)

Discounted Cash Flow Analysis - McKinney Doors and Hardware Management Projections 2029P Terminal Year Free Cash Flow Analysis 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P DCF Assumptions CONFIDENTIAL 1b - 3 Terminal Growth Rate 3.0% 3.0% 3.0% Discount Rate - Discrete Cash Flow 14.5% 14.0% 13.5% Discount Rate - Continuing Value 14.5% 14.0% 13.5% Terminal Value Present Value of Terminal Value Present Value of Discrete Cash Flow Enterprise Value EV / 2019 EBITDA $1,964 EV / 2020 EBITDA 987 EV / 2021 EBITDA 1,051 EV / 2022 EBITDA 1,089 EV / 2020 EBIT 772 EV / 2021 EBIT 775 EV / 2019 Revenue 18,897 Terminal EBITDA Multiple 1,353 $6,458 $6,751 $7,073 1,804 1,965 2,146 4,379 4,442 4,506 $6,183 $6,407 $6,652 3.1x 3.3x 3.4x 6.3x 6.5x 6.7x 5.9x 6.1x 6.3x 5.7x 5.9x 6.1x 8.0x 8.3x 8.6x 8.0x 8.3x 8.6x 0.33x 0.34x 0.35x 4.8x 5.0x 5.2x NOPAT Plus: Depreciation Less: Capital Expenditures Less: Investment in Working Capital Free Cash Flow Growth $563 $565 $584 $627 $636 $670 $702 $864 $872 $883 214 276 288 273 295 283 275 90 118 142 (36) (98) (109) (114) (169) (174) (179) (184) (190) (195) 869 (126) (137) (385) (99) (102) (105) (108) (111) (114) $858 176 ($195) ($118) $1,611 $618 $626 $401 $664 $678 $694 $662 $689 $715 (61.6%) 1.4% (35.9%) 65.4% 2.2% 2.3% (4.5%) 4.0% 3.8% $721

 DCF Assumptions - Fastrac Management Projections 2029P Terminal Year Operating Assumptions 2018A 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P Fixed Asset Investment Working Capital Assumptions - Based on Calculated Invested Capital Ratios CONFIDENTIAL 1b - 4 Invested Capital$1,164$1,149$1,140$1,134$1,127$1,120$1,119$1,178$1,231$1,280 NOPAT / Invested Capital20.1% 22.8%27.4%30.3% 34.1% 35.7%37.1%40.1%39.1%38.4% Incr NOPAT / Incr Invested Capital(187.0%)(588.6%)(532.1%)(521.3%)(248.7%)(1,079.5%)96.0%16.5%20.8% A/R - DSO107.850.050.050.050.050.050.050.050.050.050.0 Inventory Turnover77.5x11.0x11.0x11.0x11.0x11.0x11.0x11.0x11.0x11.0x11.0x A/P - DPO67.015.415.415.415.415.415.415.415.415.415.4 Accruals & Other Current Liabilities % of OpEx4.4%15.0%15.0%15.0%15.0%15.0%15.0%15.0%15.0%15.0%15.0% Net Working Capital - Calculated$554$839$880$928$969$1,003$1,033$1,064$1,096$1,129$1,163 as % of Revenue16.1%15.3%15.3%15.3%15.4%15.5%15.5%15.5%15.5%15.5%15.5% Capital Expenditures$11$10$28$32$47$49$50$52$53$55$56 as % of Revenue0.2%0.2%0.5%0.5%0.8%0.8%0.8%0.8%0.8%0.8%0.8% Tax Basis Depreciation $66 $84 $87 $95 $90 $87 $84 $26 $34 $41 as % of Prior NFA NA 25.9% 32.6% 44.7% 54.7% 70.2% 96.8% 48.2% 42.3% 40.5% as % of CAPEX 643.1% 298.0% 277.2% 201.2% 185.4% 172.9% 162.9% 49.4% 62.8% 73.0% PP&E, Net$391$325$269$213$165$123$87$54$81$102$117 $56 Revenue Growth NA 66.0% (3.5%) 5.0% 5.0% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% EBITDA Growth NA NA (31.1%) 14.7% 16.1% 10.0% 8.7% 3.0% 3.0% 3.0% 3.0% 3.0% EBIT Growth NA NA NA 12.1% 19.0% 10.3% 11.5% 4.2% 3.9% 13.6% 1.9% 2.1% Gross Profit Margin 25.0% 24.4% 21.9% 22.4% 22.8% 22.8% 22.8% 22.8% 22.8% 22.8% 22.8% 22.8% EBITDA Margin 9.9% 7.0% 7.7% 8.5% 9.0% 9.5% 9.5% 9.5% 9.5% 9.5% 9.5% EBIT Margin 5.8% 6.2% 7.1% 7.5% 8.1% 8.2% 8.3% 9.1% 9.0% 9.0% SG&A 14.4% 11.4% 11.1% 10.6% 10.1% 9.6% 9.6% 9.6% 9.6% 9.6% 9.6% OPEX 2 % of Revenue 0.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% Total Operating Expenses as % of Revenue 14.5% 14.9% 14.8% 14.3% 13.8% 13.3% 13.3% 13.3% 13.3% 13.3% 13.3%

 Projected Financial Statements - Fastrac Management Projections Terminal Year Income Statement 2018A 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P Working Capital (1) (1) Projected balances are based on pro forma allocation from McKinney CONFIDENTIAL 1b - 5 Accounts Receivable Inventory Current Assets Accounts Payable Accruals and Other Current Liabilities Current Liabilities Net Working Capital as % of Revenue $1,013$753$790$830$863$889$916$943$971$1,001$1,031 $33390407425442455469483498513528 1,0461,1431,1971,2551,3051,3441,3851,4261,4691,5131,559 472181189198205212218224231238245 20123128130130129133137141146150 493303317327336341351362373384395 $554$1,096$839$880$928$969$1,003$1,033$1,064$1,096$1,129$1,163 16.1%15.3%15.3%15.3%15.4%15.5%15.5%15.5%15.5%15.5%15.5% Revenue Cost of Revenue Gross Profit Gross Profit Margin SG&A Corporate Allocation Other income (expense) Total Operating Expenses EBITDA EBITDA Margin Depreciation EBIT EBIT Margin Pro-Forma Taxes @ 27.1% NOPAT $3,431 $5,695$5,495$5,770$6,058 $6,301$6,490$6,684$6,885$7,091$7,304$7,523 ($2,572)($4,306) (4,290) (4,475) (4,677)(4,864) (5,010) (5,160) (5,315) (5,475) (5,639) (5,808) $7,523 ($5,808) 8591,3891,2051,2951,3811,4371,4801,5241,5701,6171,6651,715 25.0%24.4%21.9%22.4%22.8%22.8%22.8%22.8%22.8%22.8%22.8%22.8% (458)(820)(629)(642)(642)(636)(623)(641)(661)(680)(701)(722) (189)(210)(224)(233)(240)(248)(255)(263)(271)(279) 0(7)0000000000 1,715 22.8% (722) (279) 0 (458)(827) 402562 11.7%9.9% (818)(852)(866)(869)(863)(889)(916)(943)(971)(1,001) 387444515567617635654674694715 7.0%7.7%8.5%9.0%9.5%9.5%9.5%9.5%9.5%9.5% (66)(84)(87)(95)(90)(87)(84)(26)(34)(41) (1,001) 715 9.5% (51) 321360428472526548570647659674 5.8%6.2%7.1%7.5%8.1%8.2%8.3%9.1%9.0%9.0% (87)(97)(116)(128)(143)(148)(154)(175)(179)(182) 664 8.8% (180) $234$262$312$344$384$400$416$472$481$491 $484

Discounted Cash Flow Analysis - Fastrac Management Projections Terminal Year Free Cash Flow Analysis 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P DCF Assumptions CONFIDENTIAL 1b - 6 Terminal Growth Rate3.0%3.0%3.0% Discount Rate - Discrete Cash Flow14.5%14.0%13.5% Discount Rate - Continuing Value14.5%14.0%13.5% Terminal Value Present Value of Terminal Value Present Value of Discrete Cash Flow Enterprise Value EV / 2019 EBITDA$562 EV / 2020 EBITDA387 EV / 2021 EBITDA444 EV / 2022 EBITDA515 EV / 2020 EBIT321 EV / 2021 EBIT360 EV / 2019 Revenue5,695 Terminal EBITDA Multiple715 $3,973$4,154$4,352 1,1101,2091,320 2,1932,2302,269 $3,302$3,439$3,589 5.9x6.1x6.4x 8.5x8.9x9.3x 7.4x7.8x8.1x 6.4x6.7x7.0x 10.3x10.7x11.2x 9.2x9.6x10.0x 0.58x0.60x0.63x 5.6x5.8x6.1x NOPAT Plus: Depreciation Less: Capital Expenditures Less: Investment in Working Capital Free Cash Flow Growth $234$262$312$344$384$400$416$472$481$491 66848795908784263441 (10)(28)(32)(47)(49)(50)(52)(53)(55)(56) 256(41)(47)(42)(34)(30)(31)(32)(33)(34) $484 51 ($56) ($35) $546$277$320$350$391$406$417$413$428$442 (49.2%)15.5%9.3%11.8%3.8%2.7%(0.9%)3.5%3.4% $444

 DCF Assumptions - Serenity Management Projections 2029P Terminal Year Operating Assumptions 2018A 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P Fixed Asset Investment Working Capital Assumptions - Based on Year-End Working Capital Invested Capital Ratios CONFIDENTIAL 1b - 7 Invested Capital $339 $1,028 $858 $1,017 $1,111 $1,200 $1,282 $1,367 $1,454 $1,544 $1,636 $1,731 NOPAT / Invested Capital 0.0% 0.0% (1.0%) 10.6% 39.6% 46.4% 45.2% 43.9% 42.8% 41.6% 40.1% 38.7% A/R - DSO 120.7 86.4 40.3 42.1 42.1 42.1 42.1 42.1 42.1 42.1 42.1 42.1 Inventory Turnover 21.5x 9.6x 13.3x 13.2x 13.2x 13.2x 13.2x 13.2x 13.2x 13.2x 13.2x 13.2x Prepaid Expenses % of Revenue 0.0% 12.7% 12.0% 10.5% 9.1% 9.1% 9.1% 9.1% 9.1% 9.1% 9.1% 9.1% A/P - DPO 44.6 25.5 16.5 14.4 15.0 15.0 15.0 15.0 15.0 15.0 15.0 15.0 Accruals & Other Current Liabilities % of OpEx 412.3% 25.8% 10.9% 9.9% 12.1% 12.1% 12.1% 12.1% 12.1% 12.1% 12.1% 12.1% Net Working Capital - Year-End Working Capital $339 $1,028 $844 $966 $1,012 $1,053 $1,084 $1,117 $1,151 $1,185 $1,221 $1,257 as % of Revenue 19.4% 30.3% 18.7% 18.7% 17.0% 17.0% 17.0% 17.0% 17.0% 17.0% 17.0% 17.0% Capital Expenditures $0 $15 $32 $43 $53 $55 $57 $58 $60 $62 $64 $66 as % of Revenue 0.0% 0.4% 0.7% 0.8% 0.9% 0.9% 0.9% 0.9% 0.9% 0.9% 0.9% 0.9% Tax Basis Depreciation $33 $43 $53 $46 $40 $36 $33 $30 $40 $48 as % of Prior NFA NA 297.1% 103.6% 46.7% 27.3% 18.3% 13.3% 10.0% 11.1% 11.5% as % of CAPEX 101.4% 101.1% 100.9% 83.7% 71.3% 62.2% 55.3% 49.4% 62.8% 73.0% PP&E, Net ($15) ($15) ($16) ($7) $9 $31 $58 $89 $113 $131 Book Basis Book Depreciation $3 $6 $6 $6 $6 $6 $6 $7 $7 $7 as % of Prior NFA NA 40.2% 11.3% 5.9% 4.1% 3.1% 2.5% 2.2% 1.9% 1.7% as % of CAPEX 10.5% 13.7% 11.0% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% PP&E, Net $15 $51 $98 $147 $198 $250 $303 $359 $415 $474 Revenue / Avg. Fixed Assets 310.2x 157.2x 79.6x 50.4x 37.0x 29.3x 24.5x 21.1x 18.5x 16.6x $66 Revenue Growth NA 94.6% 32.5% 15.0% 15.0% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% EBITDA Growth NA (4.3%) (83.4%) 113.0% 148.3% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% EBIT Growth NA NA NA (1,828.4%) 308.2% 26.8% 3.9% 3.7% 3.5% 3.4% 2.0% 2.3% Gross Profit Margin 55.6% 55.8% 55.4% 55.7% 55.7% 55.7% 55.7% 55.7% 55.7% 55.7% 55.7% 55.7% EBITDA Margin 53.1% 26.1% 3.3% 6.1% 13.1% 13.1% 13.1% 13.1% 13.1% 13.1% 13.1% 13.1% EBIT Margin NA NA (0.2%) 2.9% 10.1% 12.3% 12.5% 12.5% 12.6% 12.6% 12.5% 12.4% SGA % of Revenue 2.5% 40.0% 48.9% 46.2% 39.0% 39.0% 39.0% 39.0% 39.0% 39.0% 39.0% 39.0% OPEX 2 % of Revenue 0.0% (10.3%) 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% Total Operating Expenses as % of Revenue 2.5% 29.7% 52.2% 49.7% 42.6% 42.6% 42.6% 42.6% 42.6% 42.6% 42.6% 42.6%

 Projected Financial Statements - Serenity Management Projections Terminal Year Income Statement 2018A 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P Working Capital CONFIDENTIAL 1b - 8 Accounts Receivable Inventory Prepaid Expense Current Assets Accounts Payable Accruals and Other Current Liabilities Current Liabilities Net Working Capital as % of Revenue $577 $804 $498 $597 $687 $714 $735 $758 $780 $804 $828 $853 36 157 151 174 200 208 214 220 227 234 241 248 0 433 542 542 542 563 580 598 616 634 653 673 613 1,394 1,190 1,312 1,428 1,485 1,530 1,575 1,623 1,671 1,721 1,773 95 105 91 91 109 113 116 120 124 127 131 135 180 261 256 256 307 319 329 338 349 359 370 381 275 365 346 346 415 432 445 458 472 486 501 516 $339 $1,028 $844 $966 $1,012 $1,053 $1,084 $1,117 $1,151 $1,185 $1,221 $1,257 19.4% 30.3% 18.7% 18.7% 17.0% 17.0% 17.0% 17.0% 17.0% 17.0% 17.0% 17.0% Revenue Cost of Revenue Gross Profit Gross Profit Margin SG&A VCP Expense Corporate Allocation Other income (expense) Total Operating Expenses EBITDA EBITDA Margin Depreciation EBIT EBIT Margin Pro-Forma Taxes @ 27.1% NOPAT $1,746 $3,398 $4,502 $5,178 $5,954 $6,192 $6,378 $6,569 $6,767 $6,970 $7,179 $7,394 ($774) ($1,500) (2,006) (2,292) (2,639) (2,745) (2,827) (2,912) (2,999) (3,089) (3,182) (3,278) $7,394 ($3,278) 971 1,897 2,496 2,885 3,315 3,447 3,551 3,657 3,767 3,880 3,996 4,116 55.6% 55.8% 55.4% 55.7% 55.7% 55.7% 55.7% 55.7% 55.7% 55.7% 55.7% 55.7% (44) (1,359) (2,202) (2,391) (2,323) (2,416) (2,489) (2,563) (2,640) (2,720) (2,801) (2,885) 0 0 8 8 8 9 9 9 10 10 10 10 (155) (188) (221) (229) (236) (243) (251) (258) (266) (274) 0 350 0 0 0 0 0 0 0 0 0 0 $4,116 (2,885) 10 (274) 0 (44) (1,009) 928 888 53.1% 26.1% (2,349) (2,571) (2,536) (2,637) (2,716) (2,798) (2,881) (2,968) (3,057) (3,149) 147 314 779 810 835 860 886 912 939 968 3.3% 6.1% 13.1% 13.1% 13.1% 13.1% 13.1% 13.1% 13.1% 13.1% (33) (43) (53) (46) (40) (36) (33) (30) (40) (48) (3,149) 968 13.1% (59) (9) 148 603 764 794 824 852 882 900 920 (0.2%) 2.9% 10.1% 12.3% 12.5% 12.5% 12.6% 12.6% 12.5% 12.4% 0 (40) (163) (207) (215) (223) (231) (239) (244) (249) 909 12.3% (246) ($9) $108 $440 $557 $579 $601 $622 $643 $656 $671 $663

Discounted Cash Flow Analysis - Serenity Management Projections Terminal Year Free Cash Flow Analysis 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P DCF Assumptions CONFIDENTIAL 1b - 9 Terminal Growth Rate 3.0% 3.0% 3.0% Discount Rate - Discrete Cash Flow 14.5% 14.0% 13.5% Discount Rate - Continuing Value 14.5% 14.0% 13.5% Terminal Value Present Value of Terminal Value Present Value of Discrete Cash Flow Enterprise Value EV / 2019 EBITDA $498 EV / 2020 EBITDA 147 EV / 2021 EBITDA 314 EV / 2022 EBITDA 779 EV / 2020 EBIT (9) EV / 2021 EBIT 148 EV / 2019 Revenue 5,050 Terminal EBITDA Multiple 968 $5,539 $5,790 $6,066 1,547 1,685 1,840 2,429 2,479 2,530 $3,976 $4,164 $4,371 8.0x 8.4x 8.8x 27.0x 28.3x 29.7x 12.7x 13.3x 13.9x 5.1x 5.3x 5.6x -465.1x -487.2x -511.3x 26.9x 28.2x 29.6x 0.79x 0.82x 0.87x 5.7x 6.0x 6.3x NOPAT Plus: Depreciation Less: Capital Expenditures Less: Investment in Working Capital Free Cash Flow Growth ($9) $108 $440 $557 $579 $601 $622 $643 $656 $671 33 43 53 46 40 36 33 30 40 48 (32) (43) (53) (55) (57) (58) (60) (62) (64) (66) 184 (122) (46) (40) (32) (33) (34) (35) (36) (37) $663 59 ($66) ($38) $299 $109 $517 $508 $532 $546 $561 $577 $597 $616 (63.5%) 373.9% (1.7%) 4.6% 2.7% 2.8% 2.8% 3.4% 3.3% $618

Discounted Cash Flow Analysis – Castle Rebar Appendix 1c

 DCF Assumptions - Castle Rebar Management Projections 2029P Terminal Year Operating Assumptions 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P Fixed Asset Investment Working Capital Assumptions - Based on Year-End Working Capital Invested Capital Ratios CONFIDENTIAL 1c - 1 Invested Capital $1,094 $1,079 $1,069 $1,104 $1,140 $1,158 $1,184 $1,283 $1,365 $1,435 NOPAT / Invested Capital (10.7%) (11.0%) (15.4%) (7.1%) (1.8%) (0.9%) (0.2%) 4.1% 3.2% 2.5% Incr NOPAT / Incr Invested Capital (10.7%) 11.3% 442.7% 245.1% 159.8% 59.6% 31.7% 55.6% (12.0%) (10.1%) A/R - DSO 48.5 45.0 45.0 45.0 45.0 45.0 45.0 45.0 45.0 45.0 45.0 Inventory Turnover 5.2x 6.0x 6.0x 6.0x 6.0x 6.0x 6.0x 6.0x 6.0x 6.0x 6.0x Prepaid Expenses % of Revenue 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% Other Current Assets % of Revenue 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% A/P - DPO 15.4 17.0 17.0 17.0 17.0 17.0 17.0 17.0 17.0 17.0 17.0 Accruals & Other Current Liabilities % of OpEx 57.0% 50.0% 50.0% 50.0% 50.0% 50.0% 50.0% 50.0% 50.0% 50.0% 50.0% Net Working Capital - Year-End Working Capital $988 $1,038 $1,094 $1,175 $1,241 $1,278 $1,317 $1,356 $1,397 $1,439 as % of Revenue 18.9% 18.9% 19.0% 19.6% 20.1% 20.1% 20.1% 20.1% 20.1% 20.1% Capital Expenditures $290 $72 $77 $147 $122 $122 $122 $122 $122 $122 $122 as % of Revenue 6.2% 1.4% 1.4% 2.5% 2.0% 2.0% 1.9% 1.9% 1.8% 1.7% 1.7% Tax Basis Depreciation $138 $143 $213 $167 $152 $141 $134 $62 $80 $94 as % of Prior NFA NA 134.1% 523.4% (656.0%) (215.1%) (139.9%) (110.8%) (46.9%) (108.8%) (296.9%) as % of CAPEX 191.9% 185.7% 145.1% 137.2% 124.9% 116.2% 109.9% 51.2% 65.6% 77.0% PP&E, Net $463 $107 $41 ($25) ($71) ($101) ($121) ($133) ($73) ($32) ($4) Book Basis Depreciation $46 $49 $56 $68 $68 $68 $68 $68 $68 $68 as % of Prior NFA NA 17.9% 18.5% 17.4% 15.3% 13.6% 12.3% 11.2% 10.3% 9.5% as % of CAPEX 64.6% 63.4% 37.9% 55.9% 55.9% 55.9% 55.9% 55.9% 55.9% 55.9% PP&E, Net $247 $273 $301 $392 $446 $499 $553 $606 $660 $714 $767 Revenue / Avg. Fixed Assets NA 98.0x 74.6x 758.9x -124.8x -72.0x -57.4x -51.7x -65.5x -132.6x -408.5x $122 Revenue Growth NA 12.7% 5.0% 5.0% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% EBITDA Growth NA NA (12.0%) (33.1%) (541.8%) 106.0% 3.0% 3.0% 3.0% 3.0% 3.0% EBIT Growth NA NA 1.5% 38.5% (52.8%) (73.4%) (50.5%) (81.2%) (2,846.6%) (18.6%) (16.3%) Gross Profit Margin 7.0% 8.5% 8.5% 8.5% 8.5% 8.5% 8.5% 8.5% 8.5% 8.5% 8.5% EBITDA Margin 4.1% (0.4%) (0.4%) (0.2%) 1.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% EBIT Margin 0.0% (3.1%) (3.0%) (3.9%) (1.8%) (0.5%) (0.2%) (0.0%) 1.1% 0.9% 0.7% SGA % of Revenue 4.4% 5.5% 5.2% 5.0% 3.8% 2.8% 2.8% 2.8% 2.8% 2.8% 2.8% Other Income (Expense) (1.5%) 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% Total Operating Expenses as % of Revenue 2.9% 8.9% 8.9% 8.7% 7.5% 6.5% 6.5% 6.5% 6.5% 6.5% 6.5%

 Projected Financial Statements - Castle Rebar Management Projections Terminal Year Income Statement 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P Working Capital CONFIDENTIAL 1c - 2 Accounts Receivable Inventory Prepaid Expense Current Assets Accounts Payable Accruals and Other Current Liabilities Current Liabilities Net Working Capital as % of Revenue $616 $645 $677 $711 $740 $762 $785 $808 $832 $857 $883 836 798 838 880 915 942 971 1,000 1,030 1,061 1,092 0 1 1 1 1 1 1 1 1 1 1 1,452 1,444 1,516 1,592 1,656 1,705 1,756 1,809 1,863 1,919 1,977 182 223 234 246 256 263 271 279 288 296 305 78 234 244 252 225 201 207 213 219 226 233 260 457 478 498 481 464 478 492 507 522 538 $1,192 $988 $1,038 $1,094 $1,175 $1,241 $1,278 $1,317 $1,356 $1,397 $1,439 25.7% 18.9% 18.9% 19.0% 19.6% 20.1% 20.1% 20.1% 20.1% 20.1% 20.1% Revenue Cost of Revenue Gross Profit Gross Profit Margin SG&A Corporate Allocation Other income (expense) Total Operating Expenses EBITDA EBITDA Margin Depreciation EBIT EBIT Margin Pro-Forma Taxes @ 27.1% NOPAT $4,641 $5,232 $5,494 $5,768 $5,999 $6,179 $6,364 $6,555 $6,752 $6,954 $7,163 (4,315) (4,788) (5,027) (5,278) (5,489) (5,654) (5,823) (5,998) (6,178) (6,363) (6,554) $7,163 (6,554) 326 444 467 490 510 525 541 557 574 591 609 7.0% 8.5% 8.5% 8.5% 8.5% 8.5% 8.5% 8.5% 8.5% 8.5% 8.5% (204) (287) (287) (290) (228) (173) (178) (183) (189) (194) (200) (180) (200) (214) (222) (229) (236) (243) (250) (258) (265) 67 0 0 0 0 0 0 0 0 0 $609 8.5% (200) (265) 0 (137) 189 4.1% (467) (487) (504) (450) (402) (414) (426) (439) (452) (466) (23) (20) (14) 60 124 127 131 135 139 143 (0.4%) (0.4%) (0.2%) 1.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% (138) (143) (213) (167) (152) (141) (134) (62) (80) (94) (466) 143 2.0% (109) (161) (163) (226) (107) (28) (14) (3) 73 59 50 (3.1%) (3.0%) (3.9%) (1.8%) (0.5%) (0.2%) (0.0%) 1.1% 0.9% 0.7% 44 44 61 29 8 4 1 (20) (16) (13) 34 (9) ($117) ($119) ($165) ($78) ($21) ($10) ($2) $53 $43 $36 $25

Discounted Cash Flow Analysis - Castle Rebar Management Projections Terminal Year Free Cash Flow Analysis 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P DCF Assumptions CONFIDENTIAL 1c - 3 Terminal Growth Rate 3.0% 3.0% 3.0% Discount Rate - Discrete Cash Flow 13.5% 14.0% 14.5% Discount Rate - Continuing Value 13.5% 14.0% 14.5% Terminal Value Present Value of Terminal Value Present Value of Discrete Cash Flow Enterprise Value EV / 2019 Revenue 4,641 ($301) ($288) ($275) (91) (84) (77) (229) (224) (219) ($321) ($308) ($296) -0.07x -0.07x -0.06x NOPAT Plus: Depreciation Less: Capital Expenditures Less: Investment in Working Capital Free Cash Flow Growth ($117) ($119) ($165) ($78) ($21) ($10) ($2) $53 $43 $36 138 143 213 167 152 141 134 62 80 94 (72) (77) (147) (122) (122) (122) (122) (122) (122) (122) 205 (51) (56) (81) (66) (37) (38) (40) (41) (42) $25 109 ($122) ($43) $153 ($104) ($155) ($113) ($57) ($28) ($28) ($46) ($39) ($34) (167.8%) 48.8% (26.6%) (50.2%) (50.8%) 1.4% 62.6% (14.3%) (14.2%) ($31)

Corporate Expense Appendix 1d

Corporate Cost Center Valuation ($ in thousands) Terminal Year 2017A 2018A 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P Total Corporate Expenses VCP Expense Unallocated Adjusted Corporate Expenses ($3,053) ($4,100) ($4,963) ($4,688) 595 ($4,817) 595 ($5,064) 595 ($4,094) ($4,223) ($4,469) ($4,627) ($4,793) ($4,966) ($5,147) ($5,336) ($5,535) ($5,744) ($5,701) Corporate Elimintations Total Corporate Expenses (600) (1,127) (1,378) (1,433) (1,476) (1,520) (1,566) (1,613) (1,661) (1,711) (1,711) ($4,694) ($5,349) ($5,847) ($6,060) ($6,268) ($6,486) ($6,712) ($6,949) ($7,196) ($7,454) ($7,412) Salaries & Fringes IT (excl. D&A) Professional Fees & Insurance (excl. D&A) T&E Eliminations Eliminations Adjustment to Final Budget Allocated Amount (1) (3,125) 3 (645) (213) (250) (350) (3,088) 3 (691) (234) (500) (627) (3,153) 3 (739) (257) (750) (628) (3,279) 3 (769) (268) (780) (653) (3,378) 3 (792) (276) (803) (672) (3,479) 3 (815) (284) (828) (692) (3,583) 4 (840) (293) (852) (713) (3,691) 4 (865) (301) (878) (735) (3,801) 4 (891) (310) (904) (757) (3,916) 4 (918) (320) (931) (779) (3,916) 4 (918) (320) (931) (779) (4,581) (5,136) (5,524) (5,745) (5,917) (6,095) (6,278) (6,466) (6,660) (6,860) (6,860) Total Corporate Cost Center Expenses ($113) ($214) ($323) ($315) ($351) ($391) ($434) ($483) ($536) ($594) ($552) Depreciation & Amortization (149) (283) (254) (229) (206) (185) (175) (175) (176) (175) 0 EBIT (262) (496) (577) (544) (557) (576) (610) (658) (711) (770) (552) Tax Rate Taxes 27.1% 71 134 156 147 151 156 165 178 193 208 149 NOPAT (191) (362) (421) (397) (406) (420) (445) (480) (519) (561) (402) Plus: Depreciation Less: Investment in Net Working Capital Less: Capital Expenditures 149 4,862 (2,974) 283 11 0 254 17 0 229 57 0 206 60 0 185 63 0 175 66 0 175 69 0 176 72 0 175 76 0 0 60 0 Low Mid High Terminal Growth Rate Discount Rate 3.0% 13.5% 3.0% 14.0% 3.0% 14.5% Terminal Value (3,260) (3,111) (2,976) PV of Terminal Value PV of Tax Benefit of Depreciation beyond 2028 PV of Corporate Cost Center Discrete Cash Flow (1,122) 68 975 (1,032) 64 991 (952) 61 1,006 CONFIDENTIAL 1d - 1 PV of Corporate Cost Center Cash Flow (rounded) ($80) $20 $120 Corporate Cost Center Free Cash Flow 1,846 (68) (150) (111) (140) (172) (204) (236) (271) (310) (342)

Allocation to Subsidiaries Revenue Contribution 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P PMI Williams GFP Inovate McKinney Fastrac Serenity Castle Rebar Total Subsidiary Revenue % of Total PMI Williams GFP Inovate McKinney Fastrac Serenity Castle Rebar Corporate Allocation PMI Williams GFP Inovate McKinney Fastrac Serenity Castle Rebar Total Additional Corporate Allocation (Eliminations) Eliminations Adjustment to Final Budget (350) (627) (628) (653) (672) (692) (713) (735) (757) (779) CONFIDENTIAL 1d - 2 (922) (1,034) (1,105) (1,652) (1,855) (1,998) (255) (283) (302) (574) (639) (683) (654) (727) (777) (189) (210) (224) (155) (188) (221) (180) (200) (214) (1,149) (1,184) (1,219) (1,256) (1,293) (1,332) (2,078) (2,141) (2,205) (2,271) (2,339) (2,409) (314) (324) (333) (343) (354) (364) (710) (731) (753) (776) (799) (823) (808) (832) (857) (883) (910) (937) (233) (240) (248) (255) (263) (271) (229) (236) (243) (251) (258) (266) (222) (229) (236) (243) (250) (258) (1,372) (2,482) (375) (848) (965) (279) (274) (265) (4,581) (5,136) (5,524) (5,745) (5,917) (6,095) (6,278) (6,466) (6,660) (6,860) 20.1% 20.1% 20.0% 36.1% 36.1% 36.2% 5.6% 5.5% 5.5% 12.5% 12.4% 12.4% 14.3% 14.2% 14.1% 4.1% 4.1% 4.1% 3.4% 3.7% 4.0% 3.9% 3.9% 3.9% 20.0% 20.0% 20.0% 20.0% 20.0% 20.0% 36.2% 36.2% 36.2% 36.2% 36.2% 36.2% 5.5% 5.5% 5.5% 5.5% 5.5% 5.5% 12.4% 12.4% 12.4% 12.4% 12.4% 12.4% 14.1% 14.1% 14.1% 14.1% 14.1% 14.1% 4.1% 4.1% 4.1% 4.1% 4.1% 4.1% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 3.9% 3.9% 3.9% 3.9% 3.9% 3.9% 20.0% 36.2% 5.5% 12.4% 14.1% 4.1% 4.0% 3.9% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 26,795 28,403 29,823 48,021 50,981 53,941 7,400 7,770 8,159 16,697 17,546 18,430 19,026 19,977 20,976 5,495 5,770 6,058 4,502 5,178 5,954 5,232 5,494 5,768 31,016 31,946 32,905 33,892 34,908 35,956 56,099 57,782 59,516 61,301 63,140 65,034 8,485 8,739 9,002 9,272 9,550 9,836 19,167 19,742 20,335 20,945 21,573 22,220 21,815 22,470 23,144 23,838 24,553 25,290 6,301 6,490 6,684 6,885 7,091 7,304 6,192 6,378 6,569 6,767 6,970 7,179 5,999 6,179 6,364 6,555 6,752 6,954 37,034 66,985 10,131 22,887 26,049 7,523 7,394 7,163 133,168 141,118 149,110 155,074 159,726 164,518 169,454 174,537 179,773 185,167

Selected Public Companies Analysis Appendix 2

Selected Public Companies Analysis Summary Appendix 2a

Selected Public Companies Analysis Summary Selected Public Companies Analysis Duff & Phelps reviewed the current trading multiples of publicly traded companies within the industries in which the Target operates that it determined to be relevant to its analysis. Duff & Phelps selected three groups of selected public companies, including an HVAC group, a Building Products group and a Castle Rebar group, that it believes most closely match the Target’s business segments. Duff & Phelps analyzed the LTM and projected sales, EBITDA and EBIT for each of the publicly traded companies. Duff & Phelps analyzed the selected public companies’ trading multiples of enterprise value to their respective EBITDA, EBIT and revenue. Duff & Phelps analyzed a number of factors in comparing the Target to the selected public companies, including historical and forecasted growth in sales and profits, profit margins and other characteristics that we deemed relevant. Rather than applying the average or median multiple from the public company set, Duff & Phelps selected multiples that reflect size, growth outlook, profit margins, sales mix, and other characteristics of the Target relative to the group. Duff & Phelps selected multiples for the Target on a consolidated basis taking into account all of these factors. None of the companies utilized for comparative purposes in the following analysis are directly comparable to the Target. Duff & Phelps does not have access to nonpublic information on any of the companies used for comparative purposes. Accordingly, a complete valuation analysis cannot be limited to a quantitative review of the selected companies, and involves complex considerations and judgments concerning differences in financial and operating characteristics of such companies, as well as other factors that could affect their value relative to that of the Target. CONFIDENTIAL 2a - 1

Selected Public Companies Analysis Performance Metrics As of February 11, 2020 Summary – HVAC Selected Public Companies Analysis As of February 11, 2020 COMPANY INFORMATION REVENUE GROWTH EBITDA GROWTH EBITDA MARGIN EBIT MARGIN 3-YR CAGR 3-YR CAGR 3-YR AVG 3-YR AVG Company Name 2019 2020 2021 2019 2020 2021 2019 2020 2021 2019 2020 2021 AAON, Inc. Daikin Industries,Ltd. Ingersoll-Rand Plc Lennox International Inc. Meier Tobler Group AG Munters Group AB (publ) Rinnai Corporation SPX Corporation Volution Group plc 6.6% 6.7 7.1 1.5 NM 9.7 2.8 -0.4 15.1 8.1% 5.1 5.9 4.4 -3.5 2.1 -0.3 -1.6 4.8 12.3% 6.0 3.8 4.0 2.1 2.7 0.7 4.9 2.2 7.3% 3.8 3.7 0.4 1.4 4.1 2.4 1.6 2.9 -4.0% 7.5 9.7 6.2 NM 7.4 -1.5 10.7 8.5 21.2% -0.5 9.1 8.8 1.5 27.6 0.5 15.0 8.9 32.4% 9.8 7.6 7.4 27.2 14.8 5.8 11.8 4.1 18.4% 9.9 6.8 0.3 5.1 6.4 3.2 5.5 4.9 21.0% 15.3 15.1 15.8 5.9 12.2 12.8 10.0 19.9 19.0% 14.3 16.2 17.3 5.4 13.6 12.4 13.2 19.8 22.4% 14.8 16.2 17.9 6.8 15.2 13.0 14.1 20.2 24.7% 15.7 16.6 17.9 7.0 15.5 13.1 14.7 20.6 17.3% 11.2 12.9 14.0 3.3 8.3 9.6 8.2 11.3 14.1% 11.4 13.2 15.4 2.2 8.7 NA 11.2 17.9 17.2% NA 13.9 15.9 3.6 11.5 NA 12.2 18.2 19.1% NA 14.5 16.4 3.9 12.2 NA 12.3 18.5 CAGR = Compounded Annual Growth Rate EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization EBIT = Earnings Before Interest and Taxes Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports. CONFIDENTIAL 2a - 2 Williams Furnace 3.1% 1.6% 4.7% 6.2% -50.6% NM NM 40.6% 3.4% 1.1% 2.4% 3.2% NA NA 0.4% 1.3% Phoenix Manufacturing -2.0% -11.5% 11.2% 6.0% -0.2% NM NM NM 2.0% 3.7% NM 1.5% NA NA NM NM Global Flow Products NA 0.2% 7.0% 5.0% NA NM NM 3.1% NA 11.9% 13.7% 13.5% NA NA 12.5% 10.3% InOvate Dryer Products NA 14.0% 7.3% 5.1% NA NM NM 1.4% 15.9% 16.6% 15.0% 14.5% NA NA 14.1% 11.1% Mean 6.1% 2.8% 4.3% 3.1% 5.6% 10.2% 13.4% 6.7% 14.2% 14.6% 15.6% 16.2% 10.7% 11.8% 13.2% 13.8% Median 6.6% 4.4% 3.8% 2.9% 7.5% 8.9% 9.8% 5.5% 15.1% 14.3% 15.2% 15.7% 11.2% 12.3% 13.9% 14.5%

Selected Public Companies Analysis Summary – HVAC Valuation Multiples As of February 11, 2020 Selected Public Companies Analysis (US$ in millions, except per share data) COMPANY INFORMATION MARKET DATA Common Stock Price on 02/11/2020 % of 52-Week High Enterprise Value 2019 EBITDA 2020 EBITDA 2021 EBITDA 2019 Revenue Company Name 2019 EBIT 2020 EBIT 2021 EBIT AAON, Inc. Daikin Industries,Ltd. Ingersoll-Rand Plc Lennox International Inc. Meier Tobler Group AG Munters Group AB (publ) Rinnai Corporation SPX Corporation Volution Group plc $55.11 146.04 144.36 237.50 16.46 5.44 70.63 51.44 2.87 98.1% 97.0 99.7 79.6 83.4 99.1 88.5 95.7 84.7 $2,923 44,648 38,166 10,334 334 1,313 2,426 2,679 665 32.9x 13.1 14.7 15.0 11.9 12.8 6.2 13.3 10.5 24.8x 12.0 13.7 14.0 9.4 11.1 5.9 11.9 10.1 21.0x 10.9 12.8 14.0 8.9 10.5 5.7 11.3 9.6 44.2x 16.6 17.4 16.9 29.5 19.9 NA 15.8 11.6 32.3x NA 16.0 15.7 17.8 14.7 NA 13.8 11.2 27.1x NA 14.7 15.2 16.0 13.4 NA 13.5 10.7 6.23x 1.88 2.30 2.60 0.65 1.74 0.77 1.77 2.08 Enterprise Value = (Market Capitalization + Management Equity + Debt + Preferred Stock + Non-Controlling Interest) - (Cash & Equivalents + Net Non-Operating Assets) EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization EBIT = Earnings Before Interest and Taxes Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports. CONFIDENTIAL 2a - 3 Mean 91.8% 11,499 14.5x 12.5x 11.6x 21.5x 17.3x 15.8x 2.22x Median 95.7% 2,679 13.1x 11.9x 10.9x 17.2x 15.7x 14.7x 1.88x

Selected Public Companies Analysis Performance Metrics As of February 11, 2020 Summary – Doors Selected Public Companies Analysis COMPANY INFORMATION REVENUE GROWTH EBITDA GROWTH EBITDA MARGIN EBIT MARGIN 3-YR CAGR 3-YR CAGR 3-YR AVG 3-YR AVG Company Name 2019 2020 2021 2019 2020 2021 2019 2020 2021 2019 2020 2021 Beacon Roofing Supply, Inc. Foundation Building Materials, Inc. GMS Inc. Hardwoods Distribution Inc. Quanex Building Products Corporation Richelieu Hardware Ltd. TopBuild Corp. 2.0% NM 19.4 25.7 -1.2 7.2 NM 1.4% 6.5 3.4 3.2 0.0 7.3 4.9 2.8% 4.0 3.3 8.0 -1.8 3.2 5.9 2.4% 2.9 3.6 2.5 NA NA 5.7 11.7% NM 29.1 17.4 -2.4 5.3 NM 4.6% 14.8 4.1 37.1 8.3 7.6 33.2 7.9% 5.6 3.5 12.2 12.3 4.8 9.4 4.8% 3.7 3.7 4.2 NA 2.0 9.8 6.0% 6.9 7.9 5.3 11.0 10.6 NM 6.7% 8.1 9.3 6.3 10.7 10.5 13.6 7.0% 8.2 9.3 6.6 12.2 10.7 14.0 7.2% 8.3 9.3 6.7 NA NA 14.6 3.2% 3.1 5.0 4.7 5.2 9.3 NA 5.4% 4.3 5.6 3.9 5.0 9.1 11.0 5.8% 4.6 6.0 4.2 6.7 9.3 11.5 5.9% 4.8 6.3 4.3 NA NA 12.0 LTM = Latest Twelve Months CAGR = Compounded Annual Growth Rate EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization EBIT = Earnings Before Interest and Taxes Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports. CONFIDENTIAL 2a - 4 Fastrac NA 66.0% -3.5% 5.0% NA NM NM 14.7% NA 9.9% 7.0% 7.7% NA NA 5.8% 6.2% MDH 3.6% -8.5% 0.7% 5.0% 8.1% NM NM 6.6% 10.8% 10.4% 5.2% 5.3% NA NA 4.1% 3.9% Serenity NA 94.6% 32.5% 15.0% NA NM NM 113.0% NA 26.1% 3.3% 6.1% NA NA NM 2.9% Mean 10.6% 3.8% 3.6% 3.4% 12.2% 15.7% 8.0% 4.7% 8.0% 9.3% 9.7% 9.2% 5.1% 6.3% 6.9% 6.7% Median 7.2% 3.4% 3.3% 2.9% 11.7% 8.3% 7.9% 4.0% 7.4% 9.3% 9.3% 8.3% 4.8% 5.4% 6.0% 5.9%

Selected Public Companies Analysis Valuation Multiples As of February 11, 2020 Summary – Doors Selected Public Companies Analysis As of February 11, 2020 (US$ in millions, except per share data) COMPANY INFORMATION MARKET DATA ENTERPRISE VALUE AS MULTIPLE OF Common Stock Price on 02/11/2020 % of 52-Week High Enterprise Value 2019 EBITDA 2020 EBITDA 2021 EBITDA 2019 Revenue Company Name 2019 EBIT 2020 EBIT 2021 EBIT Beacon Roofing Supply, Inc. Foundation Building Materials, Inc. GMS Inc. Hardwoods Distribution Inc. Quanex Building Products Corporation Richelieu Hardware Ltd. TopBuild Corp. $34.81 17.94 27.58 12.68 18.72 22.27 117.21 87.0% 81.0 85.1 97.8 91.7 99.3 97.2 $5,520 1,350 2,284 413 750 1,257 4,624 11.5x 7.7 7.5 7.4 7.9 14.2 12.9 10.6x 7.3 7.3 6.6 7.0 13.5 11.8 10.1x 7.0 7.0 6.3 NA 13.3 10.7 14.2x 14.4 12.4 11.9 16.7 16.4 15.9 12.8x 12.8 11.2 10.3 12.7 15.6 14.4 12.4x 12.1 10.3 9.7 NA NA 13.0 0.77x 0.62 0.70 0.47 0.84 1.49 1.75 LTM = Latest Twelve Months Enterprise Value = (Market Capitalization + Management Equity + Debt + Preferred Stock + Non-Controlling Interest) - (Cash & Equivalents + Net Non-Operating Assets) EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization EBIT = Earnings Before Interest and Taxes Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports. CONFIDENTIAL 2a - 5 Mean 91.3% 2,314 9.9x 9.2x 9.1x 14.6x 12.8x 11.5x 0.95x Median 91.7% 1,350 7.9x 7.3x 8.6x 14.4x 12.8x 12.1x 0.77x

Selected Public Companies Analysis Performance Metrics As of February 11, 2020 Summary – Castle Rebar Selected Public Companies Analysis COMPANY INFORMATION REVENUE GROWTH EBITDA GROWTH EBITDA MARGIN EBIT MARGIN 3-YR CAGR 3-YR CAGR 3-YR AVG 3-YR AVG Company Name 2019 2020 2021 2019 2020 2021 2019 2020 2021 2019 2020 2021 Cementir Holding N.V. Eagle Materials Inc. Martin Marietta Materials, Inc. Vulcan Materials Company U.S. Concrete, Inc. Summit Materials, Inc. Boral Limited CEMEX, S.A.B. de C.V. CRH plc 7.3% 4.6 NM NM 8.6 11.0 NM 8.1 10.0 1.3% 4.6 -6.8 12.4 -1.5 -3.0 0.0 -7.7 6.6 4.4% 1.4 7.2 7.3 4.1 5.4 3.2 3.8 8.5 4.4% 5.4 5.9 7.1 4.7 6.5 4.9 8.1 3.4 7.3% 6.9 NM NM 12.8 7.1 NM 5.7 19.0 17.7% 19.9 1.8 14.2 12.4 5.1 11.4 -3.5 25.4 7.1% 4.2 11.3 13.0 8.9 8.0 2.0 4.5 8.2 5.7% 6.5 9.5 10.7 5.3 5.2 5.0 4.5 5.6 19.9% 33.1 NM 25.1 11.1 19.8 NM 18.8 13.6 20.7% 30.7 29.0 26.2 12.8 21.5 17.5 18.2 16.2 21.2% 31.6 30.1 27.6 13.4 22.0 17.3 18.3 16.2 21.5% 32.0 31.1 28.6 13.5 21.8 17.4 17.7 16.5 12.0% 25.0 NA 17.4 6.2 9.8 NA 12.6 8.5 12.2% 21.8 20.6 18.6 6.3 10.4 10.3 9.9 9.7 12.8% 21.6 22.0 20.5 6.7 11.9 9.5 10.0 10.4 13.2% 23.2 22.9 21.7 7.1 12.1 9.7 11.1 10.8 LTM = Latest Twelve Months CAGR = Compounded Annual Growth Rate EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization EBIT = Earnings Before Interest and Taxes Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports. CONFIDENTIAL 2a - 6 Castle Rebar NA NA 12.7% 5.0% NA NA NM NM NA 4.1% -0.4% -0.4% NA 0.0% -3.1% -3.0% Mean 8.2% 0.7% 5.0% 5.6% 9.8% 11.6% 7.5% 6.4% 20.2% 21.4% 22.0% 22.2% 13.1% 13.3% 13.9% 14.7% Median 8.3% 0.0% 4.4% 5.4% 7.2% 12.4% 8.0% 5.6% 19.8% 20.7% 21.2% 21.5% 12.0% 10.4% 11.9% 12.1%

Selected Public Companies Analysis Valuation Multiples As of February 11, 2020 Summary – Castle Rebar Selected Public Companies Analysis As of February 11, 202 (US$ in millions, except per share data) COMPANY INFORMATION MARKET DATA ENTERPRISE VALUE AS MULTIPLE OF Common Stock Price on 02/11/2020 % of 52-Week High Enterprise Value 2019 EBITDA 2020 EBITDA 2021 EBITDA 2019 Revenue Company Name 2019 EBIT 2020 EBIT 2021 EBIT $7.14 87.78 262.76 144.20 39.83 24.04 3.21 0.43 39.20 91.4% 90.4 93.2 94.6 70.8 95.3 83.3 81.2 97.7 $1,621 4,420 18,844 21,976 1,397 4,423 4,333 18,887 39,751 5.9x 9.7 14.7 17.0 7.3 9.5 6.3 7.6 9.2 5.5x 9.3 13.2 15.0 6.7 8.8 6.1 7.3 8.5 5.2x 8.7 12.1 13.6 6.3 8.4 5.9 7.0 8.0 9.9x 13.7 20.7 24.0 14.9 19.8 10.7 14.0 15.3 9.1x 13.6 18.1 20.2 13.4 16.3 11.3 13.4 13.2 8.5x 12.0 16.4 17.9 12.0 15.0 10.5 11.0 12.3 1.21x 2.98 4.27 4.46 0.93 2.05 1.10 1.38 1.49 Cementir Holding N.V. Eagle Materials Inc. Martin Marietta Materials, Inc. Vulcan Materials Company U.S. Concrete, Inc. Summit Materials, Inc. Boral Limited CEMEX, S.A.B. de C.V. CRH plc LTM = Latest Twelve Months Enterprise Value = (Market Capitalization + Management Equity + Debt + Preferred Stock + Non-Controlling Interest) - (Cash & Equivalents + Net Non-Operating Assets) EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization EBIT = Earnings Before Interest and Taxes Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports. CONFIDENTIAL 2a - 7 Mean 88.7% 12,850 9.7x 8.9x 8.3x 15.9x 14.3x 12.8x 2.21x Median 91.4% 4,423 9.2x 8.5x 8.0x 14.9x 13.4x 12.0x 1.49x

Selected Public Companies Analysis Summary Selected Public Companies Analysis – Selected Multiples for the Target Duff & Phelps selected multiples for the Target based on a comparison of the Target’s financial metrics relative to the financial metrics of the selected public companies. In selecting multiples for the Target, Duff & Phelps noted the following: • The Target is significantly smaller than the selected public companies in terms of revenues and EBITDA. • The Target’s historical revenue growth is generally below the growth of the selected public companies. • The Target’s EBITDA margins are generally below the EBITDA margins of the selected public companies. Selected Public Companies / M&A Transactions Analysis Summary ($ in thousands) Enterprise Value Multiples Valuation Summary HVAC Doors Construction Public Company Median Public Company Median Public Company Median Public Company Range Public Company Range Public Company Range Company Performance Metric Selected Multiple Range Enterprise Value Range 2020 EBITDA 2021 EBITDA 5.9x 5.7x - - 24.8x 21.0x 11.9x 10.9x 5.5x 5.2x - - 15.0x 13.6x 8.5x 8.0x 6.6x 6.3x - - 13.5x 13.3x 7.3x 8.6x $5,974 $7,213 $32,857 $32,458 - - $38,831 $39,671 Implied Enterprise Value Multiples HVAC Doors Construction 2020 EBIT 2021 EBIT 2019 Revenue 11.2x 10.7x 0.6x - - - 32.3x 27.1x 6.2x 15.7x 14.7x 1.88x 9.1x 8.5x 0.94x - - - 20.2x 17.9x 4.55x 13.4x 12.0x 1.39x 10.3x 9.7x 0.47x - - - 15.6x 13.0x 1.78x 12.8x 12.1x 0.78x $3,464 $5,023 $124,460 9.4x 6.5x 0.26x - - - 11.3x 7.8x 0.32x CONFIDENTIAL 2a - 8 Concluded Enterprise Value Range $32,660 - $39,250 5.5x - 6.5x 4.5x - 5.5x

Selected Public Companies Analysis – HVAC Appendix 2b

HVAC Selected Public Companies Analysis As of February 11, 2020 (US$ in millions, except per share data) Common Stock Price as a Multiple of Enterprise Value as a Multiple of Common Stock Price Market Capitalization Enterprise Value Total Debt/ Total Debt/ Total Capital* LTM EBITDA LTM Revenue LTM EPS 2019 EPS 2020 EPS Book Value Per Share LTM EBITDA 2019 EBITDA 2020 EBITDA LTM EBIT 2019 EBIT 2020 EBIT LTM Revenues 2019 Revenues 2020 Revenues Company (Ticker) AAON, Inc. (NasdaqGS:AAON) Daikin Industries,Ltd. (TSE:6367) Ingersoll-Rand Plc (NYSE:IR) Lennox International Inc. (NYSE:LII) Meier Tobler Group AG (SWX:MTG) Munters Group AB (publ) (OM:MTRS) Rinnai Corporation (TSE:5947) SPX Corporation (NYSE:SPXC) Volution Group plc (LSE:FAN) $55.11 146.04 144.36 237.50 16.46 5.44 70.63 51.44 2.87 $2,871 43,164 34,403 9,166 198 989 3,644 2,271 569 $2,923 44,648 38,166 10,334 334 1,313 2,426 2,679 665 0.0% 9.6% 12.7% 11.3% 41.9% 27.6% 0.0% 14.0% 16.3% 0.0x 1.3 2.2 2.1 4.2 4.2 - 2.1 1.9 $459 23,085 16,599 3,807 652 807 3,146 1,526 305 60.0x 24.1 23.4 22.1 48.6 NM 19.4 17.3 22.5 54.6x 23.2 23.4 22.1 114.9 18.9 19.2 19.0 12.3 42.4x 21.1 19.7 18.6 16.5 16.6 18.2 17.4 11.8 10.37x 3.25 4.82 NM 1.53 2.53 1.32 5.00 2.51 35.2x 12.5 14.7 16.4 9.8 14.7 6.1 13.5 11.4 32.9x 13.1 14.0 16.4 11.9 12.8 6.2 13.3 10.1 24.8x 12.0 13.0 14.0 9.4 11.1 5.9 11.9 9.6 48.2x 17.3 17.4 18.4 26.5 21.7 8.4 16.1 19.5 44.2x 16.6 17.4 18.4 29.5 19.9 NA 15.8 11.2 32.3x NA 15.1 15.7 17.8 14.7 NA 13.8 10.7 6.37x 1.93 2.30 2.71 0.51 1.63 0.77 1.76 2.18 6.23x 1.88 2.30 2.71 0.65 1.74 0.77 1.77 2.04 5.55x 1.77 2.10 2.50 0.63 1.69 0.76 1.69 1.98 Growth Rates Margins Analysis Returns Analysis 3-yr. CAGR Revenues LTM Revenues 2019 Revenues 3-yr. CAGR EBITDA LTM EBITDA 2019 Long-term 3-yr. Avg. EBITDA LTM EBITDA 2019 3-yr. Avg. LTM 2019 3-yr. Avg. ROE LTM ROE 3-yr. Avg. ROI LTM ROI Company (Ticker) EBITDA Proj. EPS EBITDA Net Income Net Income Net Income AAON, Inc. (NasdaqGS:AAON) Daikin Industries,Ltd. (TSE:6367) Ingersoll-Rand Plc (NYSE:IR) Lennox International Inc. (NYSE:LII) Meier Tobler Group AG (SWX:MTG) Munters Group AB (publ) (OM:MTRS) Rinnai Corporation (TSE:5947) SPX Corporation (NYSE:SPXC) Volution Group plc (LSE:FAN) 6.6% 6.7% 7.1% 1.5% NM 9.7% 2.8% -0.4% 15.1% 7.8% 5.0% 5.9% -0.2% NM 20.3% -1.3% 3.1% 14.6% 8.1% 5.1% 5.9% -0.2% -3.5% 2.1% -0.3% -1.6% 2.2% -4.0% 7.5% 9.7% 6.2% NM 7.4% -1.5% 10.7% 8.5% 9.8% 8.2% 9.1% 4.2% NM 12.6% 2.1% 30.9% 11.7% 21.2% -0.5% 9.1% 4.2% 1.5% 27.6% 0.5% 15.0% 4.1% NA 7.7% 9.5% 10.4% NA NA NA NA NA 21.0% 15.3% 15.1% 15.8% 5.9% 12.2% 12.8% 10.0% 19.9% 18.1% 15.5% 15.6% 16.6% 5.2% 11.1% 12.7% 13.0% 19.1% 19.0% 14.3% 15.6% 16.6% 5.4% 13.6% 12.4% 13.2% 20.2% 12.3% 8.1% 9.7% 10.0% 0.3% -24.0% 7.3% 6.3% 8.3% 10.5% 8.0% 9.2% 11.1% 0.7% -70.1% 6.9% 8.7% 8.3% 11.4% 7.8% 9.2% 11.1% 0.3% 7.0% 6.0% 8.1% 13.9% 23.1% 14.8% 21.0% -101.9% 5.4% -40.5% 7.8% 26.2% 10.6% 18.3% 13.7% 21.1% -264.5% 3.1% -139.7% 6.9% 32.0% 11.5% 23.4% 11.7% 14.9% 41.4% 3.9% -32.6% 10.5% 15.9% 7.9% 18.5% 11.9% 14.5% 44.2% NA NA 8.9% 18.0% 7.9% Value One Year Ago % Change in Value Index Value Dow Jones Industrial Average S&P 500 29,276.34 3,357.75 25,053.11 2,709.80 16.9% 23.9% NASDAQ Composite Index 9,638.94 7,307.91 31.9% Note: Total Capital equals the sum of the market capitalization, share-based management compensation, total debt, preferred stock, and non-controlling (a.k.a. minority) interest. Source of underlying data: S&P Capital IQ, SEC Filings, Annual and Interim Reports, and Thomson I/B/E/S Estimates. CONFIDENTIAL 2b - 1 High 15.1% 20.3% 8.1% 10.7% 30.9% 27.6% 10.4% 21.0% 19.1% 20.2% 12.3% 11.1% 13.9% 26.2% 32.0% 41.4% 44.2% Low -0.4% -1.3% -3.5% -4.0% 2.1% -0.5% 7.7% 5.9% 5.2% 5.4% -24.0% -70.1% 0.3% -101.9% -264.5% -32.6% 7.9% Mean 6.1% 6.9% 2.0% 5.6% 11.1% 9.2% 9.2% 14.2% 14.1% 14.5% 4.3% -0.7% 8.3% -3.7% -33.1% 10.8% 17.7% Median 6.6% 5.5% 2.1% 7.5% 9.5% 4.2% 9.5% 15.1% 15.5% 14.3% 8.1% 8.3% 8.1% 10.6% 11.5% 11.7% 14.5% High 43,164 44,648 41.9% 4.2x 23,085 60.0x 114.9x 42.4x 10.37x 35.2x 32.9x 24.8x 48.2x 44.2x 32.3x 6.37x 6.23x 5.55x Low 198 334 0.0% 0.0x 305 17.3x 12.3x 11.8x 1.32x 6.1x 6.2x 5.9x 8.4x 11.2x 10.7x 0.51x 0.65x 0.63x Mean 10,808 11,499 14.8% 2.0x 5,599 29.7x 34.2x 20.3x 3.91x 14.9x 14.5x 12.4x 21.5x 21.6x 17.2x 2.24x 2.23x 2.08x Median 2,871 2,679 12.7% 2.1x 1,526 23.0x 22.1x 18.2x 2.89x 13.5x 13.1x 11.9x 18.4x 17.9x 15.1x 1.93x 1.88x 1.77x

HVAC Selected Public Companies Analysis (US$ in millions, except per share data) Lennox International Inc. Daikin Industries,Ltd. Ingersoll-Rand Plc Meier Tobler Group AG Munters Group AB (publ) Rinnai Corporation SPX Corporation Volution Group plc Capitalization AAON, Inc. (Display Currency) USD JPY USD USD CHF SEK JPY USD GBP Common Stock Data Common Stock Price (Primary) Common Stock Price - 1 Year Ago Percent Price Change Percent of 52-Week High 55.11 38.05 44.8% 98.1% 16045.00 11415.00 40.6% 97.0% 144.36 102.51 40.8% 99.7% 237.50 237.60 0.0% 79.6% 16.08 14.96 7.5% 83.4% 52.40 35.40 48.0% 99.1% 7760.00 7300.00 6.3% 88.5% 51.44 30.70 67.6% 95.7% 2.22 1.54 44.6% 84.7% 52-Week High 52-Week Low 56.19 37.40 16535.00 11505.00 144.77 102.69 298.49 227.56 19.28 13.50 52.85 31.65 8770.00 6240.00 53.74 29.59 2.62 1.45 Indicated Dividend Per Share Dividend Yield 0.00 0.0% 160.00 1.0% 2.12 1.5% 3.08 1.3% 0.00 0.0% 0.00 0.0% 94.00 1.2% 0.00 0.0% 0.05 2.2% Book Value Per Share 5.31 4,944.37 29.92 -4.32 10.50 20.74 5,888.83 10.29 0.89 Trading Activity Common Shares Outstanding (All Classes) Common Stock Float (Current Date) % of Float Traded Daily (as of Current Date) Stock Exchange (Primary) 52.1 77.9% 0.35% NasdaqGS 292.6 98.5% 0.25% TSE 238.3 99.7% 0.57% NYSE 38.6 89.9% 0.94% NYSE 12.0 27.2% 0.11% SWX 181.7 62.3% 0.43% OM 51.4 71.5% 0.34% TSE 44.1 98.4% 0.62% NYSE 198.1 84.1% 0.20% LSE Capitalization Market Capitalization (All Classes of Shares) Plus: Non-Controlling Interest Plus: Management Equity Plus: Total Debt Plus: Preferred Stock Less: Cash and Equivalents Less: Equity Investments Less: Other Non-Operating Assets (Net) & Other Adjustments 2,871.1 0.0 4,742,285.0 32,303.0 34,403.4 0.0 9,166.1 0.0 193.0 0.0 9,523.5 -2.0 400,399.2 22,226.0 2,270.8 0.0 439.8 0.0 80.1 0.0 0.0 28.4 0.0 3,137.6 510,201.0 0.0 382,672.0 0.0 NA 5,009.7 0.0 1,303.6 0.0 NA 1,171.2 0.0 40.2 0.0 0.0 139.1 0.0 5.9 0.0 0.0 3,625.0 0.0 496.0 0.0 0.0 0.0 0.0 156,080.0 0.0 76.0 381.4 0.0 49.3 0.0 0.0 85.4 0.0 11.5 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Enterprise Value 2,922.8 4,905,254.6 38,109.5 10,297.1 326.2 12,650.5 266,545.2 2,678.9 513.7 Total Capital Total Debt / Total Capital Total Debt & Equivalents / Total Capital 2,951.2 0.0% 0.0% 5,287,926.6 9.6% 9.6% 39,413.1 12.7% 12.7% 10,337.3 11.3% 11.3% 332.1 41.9% 41.9% 13,146.5 27.6% 27.6% 422,625.2 0.0% 0.0% 2,728.2 14.0% 14.0% 525.2 16.3% 16.3% Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports. CONFIDENTIAL 2b - 2

Selected Public Companies Analysis (in millions, except per share data) Lennox International Inc. Daikin Industries,Ltd. Ingersoll-Rand Plc Meier Tobler Group AG Munters Group AB (publ) Rinnai Corporation SPX Corporation Volution Group plc Financial Performance AAON, Inc. (Display Currency) USD JPY USD USD CHF SEK JPY USD GBP LTM Financial Results Date of LTM Financial Results Revenues EBITDA EBITA EBIT Net Income (to Common) Diluted EPS (Excluding Extraordinary and Unusual Items) 9/30/2019 459.1 83.1 60.9 60.7 48.3 0.92 9/30/2019 2,536,283.0 393,619.0 310,916.0 283,923.0 194,941.7 666.02 12/31/2019 16,598.9 2,588.9 2,191.5 2,191.5 1,508.9 6.17 12/31/2019 3,807.2 631.5 560.4 560.4 423.0 10.74 6/30/2019 636.9 33.4 27.4 12.3 4.5 0.33 9/30/2019 7,778.0 860.0 696.0 583.0 -5,458.7 -29.99 9/30/2019 345,633.0 43,812.0 31,781.0 31,781.0 20,526.7 399.35 9/28/2019 1,525.8 198.5 169.2 165.9 132.9 2.97 7/31/2019 235.7 45.0 41.7 26.3 19.6 0.10 Fiscal Year End Results Date of Latest Fiscal Year End Revenues EBITDA EBITA EBIT Net Income (to Common) Diluted EPS (Excluding Extraordinary and Unusual Items) 12/31/2018 433.9 73.4 55.9 55.7 41.8 0.79 3/31/2019 2,481,109.0 375,570.0 303,247.0 276,255.0 190,301.7 650.23 12/31/2019 16,598.9 2,588.9 2,191.5 2,191.5 1,508.9 6.17 12/31/2019 3,807.2 631.5 560.4 560.4 423.0 10.74 12/31/2018 523.6 27.0 20.9 8.8 2.6 0.22 12/31/2018 7,122.0 775.0 676.0 532.0 -5,463.0 -29.83 3/31/2019 348,022.0 42,756.0 30,880.0 30,880.0 20,776.0 404.20 12/31/2018 1,538.6 174.5 145.3 145.3 124.9 2.80 7/31/2019 235.7 45.0 41.7 26.3 19.6 0.10 Note: Metrics adjusted for extraordinary and unusual items. Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports. CONFIDENTIAL 2b - 3

Selected Public Companies Analysis (in millions, except per share data) Lennox International Inc. Daikin Industries,Ltd. Ingersoll-Rand Plc Meier Tobler Group AG Munters Group AB (publ) Rinnai Corporation SPX Corporation Volution Group plc Projections AAON, Inc. (Display Currency) USD JPY USD USD CHF SEK JPY USD GBP Projected Financial Results Date of Projected Financial Results Revenues EBITDA EBIT Net Income (to Common) Diluted EPS 12/31/2019 469.2 89.0 66.2 53.3 1.01 3/31/2020 2,607,927.0 373,702.0 296,000.0 202,700.0 691.73 12/31/2020 17,227.0 2,785.0 2,390.7 1,660.9 6.92 12/31/2020 3,974.0 687.0 611.0 440.9 11.55 12/31/2019 505.3 27.4 11.0 1.7 0.14 12/31/2019 7,269.0 989.0 635.0 507.2 2.77 3/31/2020 346,900.0 42,950.0 NA 20,818.0 404.18 12/31/2019 1,514.6 200.7 170.1 122.5 2.71 7/31/2020 246.9 49.0 44.3 34.0 0.17 Date of Projected Financial Results Revenues EBITDA EBIT Net Income (to Common) Diluted EPS 12/31/2020 526.8 117.7 90.5 68.3 1.30 3/31/2021 2,764,557.0 410,413.0 NA 223,500.0 759.71 12/31/2021 17,861.9 2,974.0 2,594.0 1,816.4 7.55 12/31/2021 4,132.8 738.0 657.0 477.2 12.74 12/31/2020 515.6 34.9 18.4 11.7 0.98 12/31/2020 7,465.0 1,135.0 860.0 576.4 3.16 3/31/2021 349,500.0 45,450.0 NA 21,950.0 427.05 12/31/2020 1,588.4 224.4 194.5 136.6 2.95 7/31/2021 252.3 51.0 46.0 35.0 0.18 Date of Projected Financial Results Revenues EBITDA EBIT Net Income (to Common) Diluted EPS 12/31/2021 565.2 139.5 108.0 81.0 1.63 3/31/2022 2,870,000.0 450,996.0 NA 247,500.0 837.70 12/31/2022 18,302.5 3,021.7 2,655.2 1,884.0 7.85 12/31/2022 4,147.4 740.5 679.7 491.7 13.90 12/31/2021 522.8 36.6 20.4 14.1 1.17 12/31/2021 7,770.0 1,208.0 947.0 636.0 3.47 3/31/2022 357,800.0 46,900.0 NA 23,163.0 451.03 12/31/2021 1,613.5 236.7 199.0 143.7 3.15 7/31/2022 259.6 53.5 48.0 36.5 0.19 Consensus Earnings Estimates Date of Next Fiscal Year End Diluted EPS Projection Range of Diluted EPS Projections Number of Analysts 12/31/2019 1.01 0.99 / 1.03 3 3/31/2020 691.73 661.57 / 714.40 16 12/31/2020 6.92 6.69 / 7.27 22 12/31/2020 11.55 11.28 / 11.81 19 12/31/2019 0.14 0.13 / 0.15 2 12/31/2019 2.77 2.67 / 3.17 4 3/31/2020 404.18 369.70 / 408.60 6 12/31/2019 2.71 2.70 / 2.72 5 7/31/2020 0.17 0.17 / 0.17 5 Date of 2nd Fiscal Year End Diluted EPS Projection Range of Diluted EPS Projections Number of Analysts 12/31/2020 1.30 1.29 / 1.36 3 3/31/2021 759.71 664.64 / 851.26 17 12/31/2021 7.55 6.37 / 7.95 20 12/31/2021 12.74 12.03 / 13.60 16 12/31/2020 0.98 0.71 / 1.24 2 12/31/2020 3.16 2.91 / 3.63 5 3/31/2021 427.05 400.80 / 447.50 6 12/31/2020 2.95 2.90 / 3.05 5 7/31/2021 0.18 0.18 / 0.19 5 Date of 3nd Fiscal Year End Diluted EPS Projection Range of Diluted EPS Projections Number of Analysts 12/31/2021 1.63 1.54 / 1.71 2 3/31/2022 837.70 712.23 / 961.68 13 12/31/2022 7.85 6.51 / 8.67 5 12/31/2022 13.90 12.82 / 15.02 5 12/31/2021 1.17 0.77 / 1.57 2 12/31/2021 3.47 3.18 / 4.13 5 3/31/2022 451.03 418.30 / 466.90 4 12/31/2021 3.15 3.13 / 3.16 2 7/31/2022 0.19 0.18 / 0.19 4 5-year Projected EPS Growth Rate NA 7.7% 9.5% 10.4% NA NA NA NA NA Note: Metrics adjusted for extraordinary and unusual items. Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports. CONFIDENTIAL 2b - 4

 Selected Public Companies Analysis Lennox International Inc. Daikin Industries,Ltd. Ingersoll-Rand Plc Meier Tobler Group AG Munters Group AB (publ) Rinnai Corporation SPXVolution Group Profitability AAON, Inc. Corporation plc Gross Margins (%) LTM 2018 2017 2016 24.2% 23.9% 30.5% 30.8% 35.0% 35.0% 34.9% 35.8% 31.0% 31.0% 31.2% 31.2% 28.3% 28.3% 29.1% 29.3% 46.2% 45.5% 45.5% 54.5% 31.0% 31.9% 32.5% 34.9% 32.0% 32.2% 32.3% 33.0% 28.2% 26.7% 23.2% 25.5% 47.1% 47.1% 47.0% 49.2% Three-Year Average 28.4% 35.2% 31.2% 28.9% 48.5% 33.1% 32.5% 25.1% 47.8% EBITDA Margins (%) LTM 2018 2017 2016 18.1% 16.9% 22.0% 24.2% 15.5% 15.1% 15.2% 15.5% 15.6% 15.6% 15.1% 14.7% 16.6% 16.6% 15.9% 14.9% 5.2% 5.2% 6.0% 6.7% 11.1% 10.9% 11.4% 14.2% 12.7% 12.3% 12.7% 13.4% 13.0% 11.3% 10.2% 8.5% 19.1% 19.1% 19.6% 20.9% Three-Year Average 21.0% 15.3% 15.1% 15.8% 5.9% 12.2% 12.8% 10.0% 19.9% EBITA Margins (%) LTM 2018 2017 2016 13.3% 12.9% 18.3% 20.8% 12.3% 12.2% 12.3% 12.5% 13.2% 13.2% 13.9% 13.3% 14.7% 14.7% 14.2% 13.2% 4.3% 4.0% 4.7% 6.2% 8.9% 9.5% 10.2% 12.9% 9.2% 8.9% 9.5% 10.3% 11.1% 9.4% 8.4% 6.7% 17.7% 17.7% 18.1% 19.4% Three-Year Average 17.3% 12.4% 13.5% 14.0% 5.0% 10.9% 9.6% 8.2% 18.4% EBIT Margins (%) LTM 2018 2017 2016 13.2% 12.8% 18.3% 20.8% 11.2% 11.1% 11.1% 11.3% 13.2% 13.2% 13.0% 12.4% 14.7% 14.7% 14.2% 13.2% 1.9% 1.7% 2.7% 5.4% 7.5% 7.5% 7.5% 10.0% 9.2% 8.9% 9.5% 10.3% 10.9% 9.4% 8.4% 6.7% 11.1% 11.1% 11.0% 11.9% Three-Year Average 17.3% 11.2% 12.9% 14.0% 3.3% 8.3% 9.6% 8.2% 11.3% Net Income Margins (%) LTM 2018 2017 2016 10.5% 9.6% 13.3% 13.9% 8.0% 7.9% 8.6% 7.8% 9.2% 9.2% 9.6% 10.2% 11.1% 11.1% 10.3% 8.6% 0.7% 0.5% -3.7% 4.2% -70.1% -76.6% 2.9% 1.7% 6.9% 7.0% 7.1% 7.7% 8.7% 8.1% NA 4.5% 8.3% 8.3% 8.6% 8.0% Three-Year Average 12.3% 8.1% 9.7% 10.0% 0.3% -24.0% 7.3% 6.3% 8.3% Effective Tax Rate (%) LTM 2018 2017 2016 19.1% 23.9% 26.8% 33.3% 29.1% 28.9% 22.6% 30.7% 20.3% 20.3% 16.9% 5.7% 19.5% 19.5% 23.0% 33.8% 5.2% 8.9% 283.8% 19.0% -1500.0% 1442.9% -13.8% 44.8% 28.4% 27.6% 28.4% 28.2% 7.7% 1.8% -132.7% 23.1% 21.2% 21.2% 20.4% 22.5% Three-Year Average 28.0% 27.4% 14.3% 25.4% 103.9% 491.3% 28.0% -35.9% 21.4% Note: Metrics adjusted for extraordinary and unusual items. Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports. CONFIDENTIAL 2b - 5

 Selected Public Companies Analysis Lennox International Inc. Daikin Industries,Ltd. Ingersoll-Rand Plc Meier Tobler Group AG Munters Group AB (publ) Rinnai Corporation SPXVolution Group Growth AAON, Inc. Corporation plc Revenue Growth (%) YTD LTM 2018 2017 2016 7.8% 7.8% 7.1% 5.5% 7.1% 4.2% 5.0% 8.3% 12.1% 0.0% 5.9% 5.9% 5.9% 10.4% 5.1% -2.0% -0.2% -0.2% -0.7% 5.4% NM NM 10.9% 97.2% -0.5% 14.1% 20.3% 7.8% 9.3% 11.9% -1.5% -1.3% 0.3% 5.1% 3.2% -1.2% 3.1% 7.9% -3.2% -5.6% 14.6% 14.6% 14.6% 11.1% 19.8% Three-Year CAGR 6.6% 6.7% 7.1% 1.5% NM 9.7% 2.8% -0.4% 15.1% EBITDA Growth (%) YTD LTM 2018 2017 2016 17.7% 9.8% -17.7% -3.8% 11.8% 8.6% 8.2% 7.7% 10.4% 4.5% 9.1% 9.1% 9.1% 14.0% 6.1% 4.2% 4.2% 4.2% 5.8% 8.5% NM NM -4.6% 77.6% 21.2% 14.3% 12.6% 2.8% -12.0% 37.1% 5.9% 2.1% -3.1% -0.2% -1.3% 23.0% 30.9% 20.4% 16.0% -3.0% 11.7% 11.7% 11.7% 4.1% 9.7% Three-Year CAGR -4.0% 7.5% 9.7% 6.2% NM 7.4% -1.5% 10.7% 8.5% EBITA Growth (%) YTD LTM 2018 2017 2016 11.9% 3.3% -24.6% -6.9% 12.0% 4.4% 5.8% 7.6% 9.9% 5.1% 0.7% 0.7% 0.7% 15.3% 6.3% 3.8% 3.8% 3.8% 6.3% 8.2% 172.6% 13.0% -6.5% 51.5% 18.7% 3.9% 4.5% 0.1% -13.6% 38.2% 7.3% 1.7% -6.0% -3.5% -1.6% 27.9% 34.0% 21.4% 21.6% 1.4% 12.0% 12.0% 12.0% 3.9% 9.7% Three-Year CAGR -7.7% 24.2% 23.4% 19.3% 68.2% 19.6% -10.7% 49.8% 27.6% EBIT Growth (%) YTD LTM 2018 2017 2016 11.8% 3.2% -24.9% -6.9% 12.0% 4.8% 7.0% 8.9% 10.0% 5.9% 7.6% 7.6% 7.6% 16.0% 6.8% 3.8% 3.8% 3.8% 6.3% 8.2% NM NM -30.8% -1.4% 35.0% 12.3% 6.8% 7.0% -17.7% 50.2% 7.3% 1.7% -6.0% -3.5% -1.6% 24.8% 33.7% 21.4% 21.6% 7.2% 16.6% 16.6% 16.6% 2.5% 10.0% Three-Year CAGR -7.8% 8.2% 10.0% 6.1% NM 9.8% -3.7% 16.5% 9.5% Diluted EPS Growth (%) YTD LTM 2018 2017 2016 20.7% 3.6% -22.0% 2.0% 19.5% 4.1% -4.2% -0.6% 24.1% 10.6% 4.0% 4.0% 4.0% 6.0% 24.1% 11.8% 11.8% 11.8% 24.6% -0.5% NM NM NM NM 32.8% 2.6% NM NM -73.3% NM -2.8% -1.0% -1.5% -6.3% -0.1% 12.7% NA NA NA NA 11.0% 11.0% 11.0% 18.6% -10.3% Three-Year CAGR -1.7% 10.9% 11.0% 11.5% -40.3% NM -2.6% NA 5.7% Note: Metrics adjusted for extraordinary and unusual items. Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports. CONFIDENTIAL 2b - 6

 Selected Public Companies Analysis Lennox International Inc. Daikin Industries,Ltd. Ingersoll-Rand Plc Meier Tobler Group AG Munters Group AB (publ) Rinnai Corporation SPXVolution Group Returns Analysis AAON, Inc. Corporation plc Return on Average Assets (%) LTM 2018 2017 2016 14.7% 14.0% 19.6% 21.7% 7.6% 7.6% 8.1% 7.0% 9.1% 9.1% 9.4% 9.3% 23.4% 23.4% 22.4% 18.4% NA NA -7.8% 8.9% NA -77.4% 3.0% 3.9% 5.4% 5.2% 5.7% 6.3% 7.3% 7.0% NA 3.7% 6.3% 6.3% 5.9% 6.3% Three-Year Average 18.5% 7.6% 9.3% 21.4% 0.6% -23.5% 5.7% 5.3% 6.2% Return on Average Common Equity (%) LTM 2018 2017 2016 18.3% 17.3% 24.4% 27.7% 13.7% 14.0% 15.9% 14.5% 21.1% 21.1% 21.0% 21.0% -264.5% -264.5% -792.9% 751.8% 3.1% 1.7% -16.7% 31.1% -139.7% -146.3% 8.5% 16.3% 6.9% 7.1% 7.6% 8.6% 32.0% 34.2% NA 18.2% 11.5% 11.5% 10.9% 9.5% Three-Year Average 23.1% 14.8% 21.0% -101.9% 5.4% -40.5% 7.8% 26.2% 10.6% Return on Average Invested Capital (%)* LTM 2018 2017 2016 20.0% 18.8% 29.4% 35.0% 15.7% 14.8% 16.2% 13.8% 16.0% 16.0% 16.9% 17.6% 46.2% 46.2% 47.3% 38.0% NA NA -12.2% 21.2% NA -114.3% 4.5% 5.9% 21.8% 21.9% 25.3% 29.4% 19.2% 22.4% NA 14.7% 8.4% 8.4% 8.2% 8.8% Three-Year Average 27.7% 15.0% 16.9% 43.8% 4.5% -34.6% 25.5% 18.5% 8.5% * Invested capital equals [ Working Capital + Fixed Assets + Intangibles + Goodwill - Cash ] Note: Metrics adjusted for extraordinary and unusual items. Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports. CONFIDENTIAL 2b - 7

 Selected Public Companies Analysis Lennox International Inc. Daikin Industries,Ltd. Ingersoll-Rand Plc Meier Tobler Group AG Munters Group AB (publ) Rinnai Corporation SPX Corporation Volution Group plc Working Capital Analysis AAON, Inc. Current Ratio (LTM) 3.2 2.5 1.5 1.8 1.6 1.4 3.3 1.4 1.9 Inventory Turnover* LTM 2018 2017 2016 4.4 4.5 4.8 6.2 4.0 3.9 4.0 3.8 6.8 6.8 6.7 6.6 5.2 5.2 5.6 6.0 4.9 4.2 5.1 3.6 6.1 6.2 6.2 6.8 5.0 5.3 5.7 5.9 7.3 8.3 7.6 7.1 3.8 3.8 4.1 4.4 Three-Year Average 5.1 3.9 6.7 5.6 4.3 6.4 5.6 7.7 4.1 Receivable Days* LTM 2018 2017 2016 42.6 43.9 42.0 44.2 61.3 61.1 60.0 63.4 60.2 60.2 60.1 60.4 45.6 45.6 46.9 46.4 38.9 47.8 35.0 43.6 59.5 58.9 63.5 56.9 76.6 78.4 75.2 74.4 79.1 74.5 66.5 69.0 56.6 56.6 60.3 62.0 Three-Year Average 43.4 61.5 60.2 46.3 42.1 59.8 76.0 70.0 59.6 Payable Days* LTM 2018 2017 2016 14.3 11.9 11.7 9.1 41.9 44.0 43.7 45.8 56.0 56.0 55.2 54.0 53.9 53.9 51.5 47.7 41.9 67.1 40.1 13.5 35.2 42.0 45.5 41.4 75.9 83.7 86.8 88.6 45.6 50.7 49.5 49.0 54.4 54.4 72.0 76.2 Three-Year Average 10.9 44.5 55.1 51.0 40.2 42.9 86.4 49.7 67.5 Average Adjusted Working Capital** as a % of Revenues LTM 2018 2017 2016 19.2% 20.9% 18.1% 15.2% 15.8% 17.0% 16.3% 15.9% 4.2% 4.2% 5.5% 6.0% 11.9% 11.9% 8.8% 11.7% 8.8% 4.5% 6.7% 3.9% 4.6% 7.8% 6.6% 2.9% 11.6% 10.1% 9.0% 6.8% 7.5% 7.1% 3.8% -1.1% 13.1% 13.1% 10.3% 6.3% Three-Year Average 18.1% 16.4% 5.2% 10.8% 5.1% 5.8% 8.6% 3.3% 9.9% * Calculations based on an average balance. ** Excludes cash and cash equivalents from current assets and short-term debt from current liabilities. Note: Metrics adjusted for extraordinary and unusual items. Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports. CONFIDENTIAL 2b - 8

 Selected Public Companies Analysis Lennox International Inc. Daikin Industries,Ltd. Ingersoll-Rand Plc Meier Tobler Group AG Munters Group AB (publ) Rinnai Corporation SPXVolution Group Fixed Asset Analysis AAON, Inc. Corporation plc Capital Expenditures as a % of Revenues LTM 2018 2017 2016 7.4% 8.6% 10.3% 6.9% 3.3% 3.4% 3.7% 4.3% 1.5% 1.5% 2.3% 1.6% 2.8% 2.8% 2.5% 2.6% 0.5% 0.5% 0.6% 12.1% 1.8% 2.1% 1.9% 2.7% 3.3% 4.1% 4.6% 6.3% 1.0% 0.8% 0.8% 0.8% 1.8% 1.8% 2.3% 1.3% Three-Year Average 8.6% 3.8% 1.8% 2.6% 4.4% 2.2% 5.0% 0.8% 1.8% Capital Expenditures as a % of EBITDA LTM 2018 2017 2016 40.6% 50.8% 46.8% 28.7% 21.3% 22.8% 24.6% 28.0% 9.8% 9.8% 15.4% 10.6% 16.7% 16.7% 15.7% 17.2% 10.3% 9.5% 10.1% 181.3% 15.9% 19.1% 16.7% 19.0% 26.1% 33.1% 35.8% 47.0% 7.6% 7.1% 7.6% 9.4% 9.3% 9.3% 11.5% 6.3% Three-Year Average 42.1% 25.1% 12.0% 16.5% 67.0% 18.3% 38.6% 8.0% 9.0% Depreciation as a % of Prior Year Net Fixed Assets LTM 2018 2017 2016 12.5% 12.3% 13.1% 12.9% 14.9% 15.9% 15.7% 15.4% 22.0% 23.0% 12.7% 12.8% 11.3% 17.4% 16.6% 17.9% 18.9% 6.6% 12.2% 3.5% 15.4% 17.6% 14.9% 18.2% 14.2% 14.2% 14.4% 16.1% 14.5% 15.6% 12.9% 12.9% 13.8% 14.5% 15.5% 14.8% Three-Year Average 12.7% 15.7% 16.1% 17.3% 7.4% 16.9% 14.9% 13.8% 14.9% Capital Expenditures as a % of Depreciation LTM 2018 2017 2016 152.2% 213.4% 278.0% 204.1% 101.2% 118.2% 128.5% 149.0% 63.9% 63.9% 186.1% 114.8% 148.5% 148.5% 144.2% 152.2% 57.2% 42.0% 48.4% 2469.2% 83.5% 149.5% 159.5% 214.5% 94.9% 119.2% 139.9% 204.2% 51.5% 42.5% 43.7% 44.2% 127.8% 127.8% 152.9% 86.0% Three-Year Average 231.8% 131.9% 121.6% 148.3% 853.2% 174.5% 154.4% 43.4% 122.2% Net Fixed Asset Turns LTM 2018 2017 2016 2.6 2.8 3.2 3.6 4.6 5.3 5.2 5.0 9.2 9.4 9.5 9.3 6.1 7.4 9.5 10.1 19.9 8.4 6.7 5.8 7.3 11.9 12.1 12.8 4.1 4.2 4.3 4.7 7.6 8.3 7.5 7.3 9.9 10.2 9.7 9.6 Three-Year Average 3.2 5.2 9.4 9.0 7.0 12.2 4.4 7.7 9.8 Note: Metrics adjusted for extraordinary and unusual items. Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports. CONFIDENTIAL 2b - 9

Selected Public Companies Analysis – Doors Appendix 2c

Doors Selected Public Companies Analysis As of February 11, 2020 (US$ in millions, except per share data) Common Stock Price as a Multiple of Enterprise Value as a Multiple of Common Stock Price Market Capitalization Enterprise Value Total Debt/ Total Debt/ Total Capital* LTM EBITDA LTM Revenue LTM EPS 2019 EPS 2020 EPS Book Value Per Share LTM EBITDA 2019 EBITDA 2020 EBITDA LTM EBIT 2019 EBIT 2020 EBIT LTM Revenues 2019 Revenues 2020 Revenues Company (Ticker) Beacon Roofing Supply, Inc. (NasdaqGS:BECN) Foundation Building Materials, Inc. (NYSE:FBM) GMS Inc. (NYSE:GMS) Hardwoods Distribution Inc. (TSX:HDI) Quanex Building Products Corporation (NYSE:NX) Richelieu Hardware Ltd. (TSX:RCH) TopBuild Corp. (NYSE:BLD) $34.81 17.94 27.58 12.68 18.72 22.27 117.21 $2,395 771 1,163 271 619 1,253 3,979 $5,520 1,350 2,284 413 750 1,257 4,624 49.0% 43.1% 48.5% 19.8% 20.1% 0.3% 15.3% 7.4x 4.0 4.1 3.7 1.5 0.1 2.5 $7,059 2,156 3,213 872 894 784 2,599 NM 17.2 12.9 12.4 51.2 25.1 21.5 14.0x 17.6 8.7 12.0 23.7 22.9 21.6 12.2x 15.0 8.1 10.4 16.7 21.6 19.0 1.30x 1.95 1.65 1.28 1.87 3.38 3.49 12.8x 7.7 7.6 10.6 7.3 15.3 13.7 11.5x 7.7 7.5 7.4 7.9 14.2 12.9 10.6x 7.3 7.3 6.6 7.0 13.5 11.8 35.2x 14.4 12.5 12.6 14.1 17.8 16.2 14.2x 14.4 12.4 11.9 16.7 16.4 15.9 12.8x 12.8 11.2 10.3 12.7 15.6 14.4 0.78x 0.63 0.71 0.47 0.84 1.60 1.78 0.77x 0.62 0.70 0.47 0.84 1.49 1.75 0.75x 0.60 0.68 0.43 0.85 1.45 1.65 Growth Rates Margins Analysis Returns Analysis 3-yr. CAGR Revenues LTM Revenues 2019 Revenues 3-yr. CAGR EBITDA LTM EBITDA 2019 EBITDA Long-term Proj. EPS 3-yr. Avg. EBITDA LTM EBITDA 2019 3-yr. Avg. LTM 2019 3-yr. Avg. ROE LTM ROE 3-yr. Avg. ROI LTM ROI Company (Ticker) EBITDA Net Income Net Income Net Income Beacon Roofing Supply, Inc. (NasdaqGS:BECN) Foundation Building Materials, Inc. (NYSE:FBM) GMS Inc. (NYSE:GMS) Hardwoods Distribution Inc. (TSX:HDI) Quanex Building Products Corporation (NYSE:NX) Richelieu Hardware Ltd. (TSX:RCH) TopBuild Corp. (NYSE:BLD) 2.0% NM 19.4% 25.7% -1.2% 7.2% NM 0.6% 9.3% 3.6% 4.5% 0.5% 3.7% 4.9% 1.4% 6.5% 3.4% 3.2% 0.0% 7.3% 4.9% 11.7% NM 29.1% 17.4% -2.4% 5.3% NM -14.4% 20.4% 19.1% -27.8% 14.2% 3.8% NM 4.6% 14.8% 4.1% 37.1% 8.3% 7.6% 33.2% NA 43.7% NA NA NA NA 28.0% 6.0% 6.9% 7.9% 5.3% 11.0% 10.6% NM 6.1% 8.1% 9.4% 4.5% 11.5% 10.5% 13.0% 6.7% 8.1% 9.3% 6.3% 10.7% 10.5% 13.6% 1.4% 0.6% 2.5% 3.0% 2.6% 6.8% 6.6% 0.0% 2.1% 2.8% 2.5% 1.3% 6.5% 7.3% 2.7% 2.0% 4.1% 2.6% 3.0% 6.5% 7.1% 4.7% 3.1% 13.3% 13.0% 5.9% 15.1% 15.5% -1.2% 12.1% 13.3% 10.6% 3.3% 13.9% 16.8% 4.3% 4.3% 8.6% 9.9% 5.7% 14.9% 10.7% NA 5.3% 7.7% 7.4% NA 13.8% 11.4% Value One Year Ago % Change in Value Index Value Dow Jones Industrial Average S&P 500 29,276.34 3,357.75 25,053.11 2,709.80 16.9% 23.9% NASDAQ Composite Index 9,638.94 7,307.91 31.9% Note: Total Capital equals the sum of the market capitalization, share-based management compensation, total debt, preferred stock, and non-controlling (a.k.a. minority) interest. Source of underlying data: S&P Capital IQ, SEC Filings, Annual and Interim Reports, and Thomson I/B/E/S Estimates. CONFIDENTIAL 2c - 1 High 25.7% 9.3% 7.3% 29.1% 20.4% 37.1% 43.7% 11.0% 13.0% 13.6% 6.8% 7.3% 7.1% 15.5% 16.8% 14.9% 13.8% Low -1.2% 0.5% 0.0% -2.4% -27.8% 4.1% 28.0% 5.3% 4.5% 6.3% 0.6% 0.0% 2.0% 3.1% -1.2% 4.3% 5.3% Mean 10.6% 3.9% 3.8% 12.2% 2.6% 15.7% 35.9% 8.0% 9.0% 9.3% 3.3% 3.2% 4.0% 10.1% 9.8% 8.4% 9.1% Median 7.2% 3.7% 3.4% 11.7% 9.0% 8.3% 35.9% 7.4% 9.4% 9.3% 2.6% 2.5% 3.0% 13.0% 12.1% 8.6% 7.7% High 3,979 5,520 49.0% 7.4x 7,059 51.2x 23.7x 21.6x 3.49x 15.3x 14.2x 13.5x 35.2x 16.7x 15.6x 1.78x 1.75x 1.65x Low 271 413 0.3% 0.1x 784 12.4x 8.7x 8.1x 1.28x 7.3x 7.4x 6.6x 12.5x 11.9x 10.3x 0.47x 0.47x 0.43x Mean 1,493 2,314 28.0% 3.3x 2,511 23.4x 17.2x 14.7x 2.13x 10.7x 9.9x 9.2x 17.5x 14.6x 12.8x 0.97x 0.95x 0.92x Median 1,163 1,350 20.1% 3.7x 2,156 19.4x 17.6x 15.0x 1.87x 10.6x 7.9x 7.3x 14.4x 14.4x 12.8x 0.78x 0.77x 0.75x

Doors Selected Public Companies Analysis As of February 11, 2020 (US$ in millions, except per share data) Quanex Building Products Corporation Foundation Building Materials, Inc. Beacon Roofing Supply, Inc. Hardwoods Distribution Inc. Richelieu Hardware Ltd. TopBuild Corp. GMS Inc. Capitalization (Display Currency) USD USD USD CAD USD CAD USD Common Stock Data Common Stock Price (Primary) Common Stock Price - 1 Year Ago Percent Price Change Percent of 52-Week High 34.81 35.05 -0.7% 87.0% 17.94 8.86 102.5% 81.0% 27.58 19.22 43.5% 85.1% 16.85 11.82 42.6% 97.8% 18.72 16.36 14.4% 91.7% 29.60 23.02 28.6% 99.3% 117.21 53.32 119.8% 97.2% 52-Week High 52-Week Low 40.00 26.50 22.14 8.89 32.42 14.71 17.23 10.78 20.42 14.54 29.82 20.03 120.62 53.78 Indicated Dividend Per Share Dividend Yield 0.00 0.0% 0.00 0.0% 0.00 0.0% 0.31 1.8% 0.32 1.7% 0.25 0.9% 0.00 0.0% Book Value Per Share 26.86 9.18 16.71 13.16 10.02 8.76 33.62 Trading Activity Common Shares Outstanding (All Classes) Common Stock Float (Current Date) % of Float Traded Daily (as of Current Date) Stock Exchange (Primary) 68.8 79.3% 1.18% NasdaqGS 43.0 46.9% 1.58% NYSE 42.2 97.3% 1.32% NYSE 21.4 62.7% 0.26% TSX 33.1 98.7% 0.70% NYSE 56.3 91.7% 0.16% TSX 33.9 99.1% 0.89% NYSE Capitalization Market Capitalization (All Classes of Shares) Plus: Non-Controlling Interest Plus: Management Equity Plus: Total Debt Plus: Preferred Stock Less: Cash and Equivalents Less: Equity Investments Less: Other Non-Operating Assets (Net) & Other Adjustments 2,395.1 0.0 771.2 0.0 1,163.0 0.0 359.8 0.0 619.3 0.0 1,665.6 3.2 3,979.0 0.0 44.3 2,726.3 399.2 44.7 0.0 7.9 590.0 0.0 22.7 0.0 26.3 1,118.3 0.0 36.3 0.0 7.2 90.3 0.0 7.3 0.0 4.3 157.2 0.0 30.9 0.0 20.4 5.7 0.0 24.7 0.0 80.5 735.2 0.0 171.6 0.0 0.0 -3.4 -13.0 0.0 0.0 0.0 -0.8 Enterprise Value 5,520.2 1,349.9 2,284.3 450.0 749.9 1,670.2 4,623.9 Total Capital Total Debt / Total Capital 5,564.8 49.0% 1,369.1 43.1% 2,307.6 48.5% 457.4 19.8% 780.8 20.1% 1,694.9 0.3% 4,794.7 15.3% Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports. CONFIDENTIAL 2c - 2

Selected Public Companies Analysis (in millions, except per share data) Quanex Building Products Corporation Foundation Building Materials, Inc. Beacon Roofing Supply, Inc. Hardwoods Distribution Inc. Richelieu Hardware Ltd. TopBuild Corp. GMS Inc. Financial Performance (Display Currency) USD USD USD CAD USD CAD USD LTM Financial Results Date of LTM Financial Results Revenues EBITDA EBITA EBIT Net Income (to Common) Diluted EPS (Excluding Extraordinary and Unusual Items) 12/31/2019 7,058.6 430.5 358.4 156.8 -21.8 -0.32 9/30/2019 2,155.8 175.2 140.0 93.8 44.9 1.04 10/31/2019 3,213.2 300.6 251.3 182.5 89.0 2.14 9/30/2019 1,159.1 51.7 45.5 43.5 29.3 1.36 10/31/2019 893.8 102.7 68.4 53.1 12.1 0.37 11/30/2019 1,041.6 109.5 99.2 94.0 67.5 1.18 9/30/2019 2,599.2 337.1 306.6 285.8 188.9 5.45 Fiscal Year End Results Date of Latest Fiscal Year End Revenues EBITDA EBITA EBIT Net Income (to Common) Diluted EPS (Excluding Extraordinary and Unusual Items) 9/30/2019 7,105.2 459.7 389.0 179.6 -6.7 -0.10 12/31/2018 2,044.3 152.9 119.4 75.5 20.3 0.47 4/30/2019 3,161.2 291.8 245.3 175.3 77.1 1.85 12/31/2018 1,134.3 54.2 49.4 47.3 32.9 1.52 10/31/2019 893.8 102.7 68.4 53.1 12.1 0.37 11/30/2019 1,041.6 109.5 99.2 94.0 67.5 1.18 12/31/2018 2,515.6 269.5 245.8 230.1 150.5 4.23 Note: Metrics adjusted for extraordinary and unusual items. Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports. CONFIDENTIAL 2c - 3

Selected Public Companies Analysis (in millions, except per share data) Quanex Building Products Corporation Foundation Building Materials, Inc. Beacon Roofing Supply, Inc. Hardwoods Distribution Inc. Richelieu Hardware Ltd. TopBuild Corp. GMS Inc. Projections (Display Currency) USD USD USD CAD USD CAD USD Projected Financial Results Date of Projected Financial Results Revenues EBITDA EBIT Net Income (to Common) Diluted EPS 9/30/2020 7,205.7 480.9 388.5 197.4 2.49 12/31/2019 2,177.0 175.4 93.8 43.1 1.02 4/30/2020 3,270.0 303.8 184.6 135.5 3.16 12/31/2019 1,170.3 74.2 46.1 30.0 1.41 1/31/2020 895.0 95.5 44.9 26.9 0.79 11/30/2020 1,117.5 117.9 102.0 73.0 1.29 12/31/2019 2,638.7 358.9 290.7 188.1 5.43 Date of Projected Financial Results Revenues EBITDA EBIT Net Income (to Common) Diluted EPS 9/30/2021 7,406.0 519.1 430.6 226.1 2.86 12/31/2020 2,264.2 185.3 105.3 52.0 1.20 4/30/2021 3,376.6 314.6 203.6 138.0 3.40 12/31/2020 1,264.0 83.3 53.4 34.8 1.62 1/31/2021 878.6 107.2 59.2 38.6 1.12 11/30/2021 1,153.0 123.6 107.0 76.0 1.37 12/31/2020 2,795.0 392.6 322.0 210.4 6.17 Date of Projected Financial Results Revenues EBITDA EBIT Net Income (to Common) Diluted EPS 9/30/2022 7,585.0 544.2 444.7 253.0 3.20 12/31/2021 2,328.9 192.3 111.3 67.0 1.40 4/30/2022 3,497.0 326.3 221.6 152.0 3.70 12/31/2021 1,296.0 86.9 56.4 37.6 1.77 1/0/1900 NA NA NA NA NA 11/30/2022 NA 126.0 NA NA 1.40 12/31/2021 2,955.7 431.0 356.1 235.4 7.03 Consensus Earnings Estimates Date of Next Fiscal Year End Diluted EPS Projection Range of Diluted EPS Projections Number of Analysts 9/30/2020 2.49 2.38 / 2.95 14 12/31/2019 1.02 1.00 / 1.05 9 4/30/2020 3.16 3.03 / 3.24 9 12/31/2019 1.41 1.37 / 1.42 5 1/31/2020 0.79 0.72 / 0.90 NA 11/30/2020 1.29 1.29 / 1.29 2 12/31/2019 5.43 5.37 / 5.51 9 Date of 2nd Fiscal Year End Diluted EPS Projection Range of Diluted EPS Projections Number of Analysts 9/30/2021 2.86 2.75 / 3.38 16 12/31/2020 1.20 1.10 / 1.30 9 4/30/2021 3.40 3.10 / 3.73 9 12/31/2020 1.62 1.58 / 1.89 5 1/31/2021 1.12 1.07 / 1.25 NA 11/30/2021 1.37 1.35 / 1.39 2 12/31/2020 6.17 6.02 / 6.66 9 Date of 3nd Fiscal Year End Diluted EPS Projection Range of Diluted EPS Projections Number of Analysts 9/30/2022 3.20 3.01 / 3.83 3 12/31/2021 1.40 1.33 / 1.67 4 4/30/2022 3.70 3.44 / 4.35 4 12/31/2021 1.77 1.76 / 1.80 3 1/0/1900 NA NA / NA NA 11/30/2022 1.40 1.40 / 1.40 1 12/31/2021 7.03 6.58 / 7.94 6 5-year Projected EPS Growth Rate NA 43.7% NA NA NA NA 28.0% Note: Metrics adjusted for extraordinary and unusual items. Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports. CONFIDENTIAL 2c - 4

 Selected Public Companies Analysis Quanex Building Products Corporation Foundation Building Materials, Inc. Beacon Roofing Supply, Inc. Hardwoods Distribution Inc. Richelieu Hardware Ltd. TopBuild Corp. GMS Inc. Profitability Gross Margins (%) LTM 2018 2017 2016 24.2% 24.4% 22.5% 15.4% 30.2% 28.9% 29.2% 29.0% 32.7% 31.9% 27.4% 32.7% 17.8% 17.7% 18.3% 18.2% 22.3% 22.3% 21.7% 22.4% 10.5% 10.5% 10.6% 10.9% 25.7% 22.9% 19.7% 19.1% Three-Year Average 20.8% 29.0% 30.7% 18.1% 22.1% 10.7% 20.6% EBITDA Margins (%) LTM 2018 2017 2016 6.1% 6.5% 6.6% 5.0% 8.1% 7.5% 7.5% 5.7% 9.4% 9.2% 6.6% 8.0% 4.5% 4.8% 5.3% 5.7% 11.5% 11.5% 10.1% 11.4% 10.5% 10.5% 10.5% 10.9% 13.0% 10.7% 9.9% 8.5% Three-Year Average 6.0% 6.9% 7.9% 5.3% 11.0% 10.6% NM EBITA Margins (%) LTM 2018 2017 2016 5.1% 5.5% 5.7% 4.5% 6.5% 5.8% 5.8% 4.5% 7.8% 7.8% 5.8% 6.9% 3.9% 4.4% 4.9% 5.2% 7.6% 7.6% 6.1% 7.4% 9.5% 9.5% 9.6% 10.1% 11.8% 9.8% 9.3% 8.0% Three-Year Average 5.2% 5.4% 6.8% 4.8% 7.1% 9.7% 9.0% EBIT Margins (%) LTM 2018 2017 2016 2.2% 2.5% 3.7% 3.3% 4.4% 3.7% 3.5% 2.0% 5.7% 5.5% 4.4% 5.0% 3.7% 4.2% 4.7% 5.1% 5.9% 5.9% 4.3% 5.5% 9.0% 9.0% 9.2% 9.7% 11.0% 9.1% 9.2% 7.9% Three-Year Average 3.2% 3.1% 5.0% 4.7% 5.2% 9.3% NM Net Income Margins (%) LTM 2018 2017 2016 0.0% 0.2% 2.2% 1.6% 2.1% 1.0% 1.8% -1.1% 2.8% 2.5% 2.4% 2.5% 2.5% 2.9% 2.9% 3.1% 1.3% 1.3% 3.2% 3.3% 6.5% 6.5% 6.8% 7.2% 7.3% 6.0% 9.0% 4.8% Three-Year Average 1.4% 0.6% 2.5% 3.0% 2.6% 6.8% 6.6% Effective Tax Rate (%) LTM 2018 2017 2016 24.2% 1.6% -44.9% 38.3% 37.9% 13.4% -8.3% 34.2% 19.6% 20.0% 24.9% 31.7% 26.3% 25.1% 35.7% 36.3% -30.0% -30.0% -3.1% 26.7% 27.5% 27.5% 26.7% 25.9% 24.0% 25.5% -23.5% 37.6% Three-Year Average -1.7% 13.1% 25.5% 32.4% -2.1% 26.7% 13.2% Note: Metrics adjusted for extraordinary and unusual items. Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports. CONFIDENTIAL 2c - 5

 Selected Public Companies Analysis Quanex Building Products Corporation Foundation Building Materials, Inc. Beacon Roofing Supply, Inc. Hardwoods Distribution Inc. Richelieu Hardware Ltd. TopBuild Corp. GMS Inc. Growth Revenue Growth (%) YTD LTM 2018 2017 2016 -2.7% 0.6% 0.3% 1.3% 4.5% 7.3% 9.3% 14.2% 28.6% 69.7% 3.1% 3.6% 5.7% 28.9% 24.8% 2.9% 4.5% 8.5% 32.5% 38.1% 0.5% 0.5% 0.5% 2.7% -6.6% 3.7% 3.7% 3.7% 6.6% 11.6% 4.5% 4.9% 7.3% 11.8% 29.6% Three-Year CAGR 2.0% NM 19.4% 25.7% -1.2% 7.2% NM EBITDA Growth (%) YTD LTM 2018 2017 2016 -24.6% -14.4% -1.6% 33.7% 6.0% 19.9% 20.4% 14.6% 67.2% 438.3% 5.5% 19.1% 47.7% 6.4% 37.1% -4.1% -27.8% -3.1% 24.1% 34.4% 14.2% 14.2% 14.2% -9.2% -10.2% 3.8% 3.8% 3.8% 3.0% 9.1% 36.6% NM 16.3% 29.8% 86.8% Three-Year CAGR 11.7% NM 29.1% 17.4% -2.4% 5.3% NM EBITA Growth (%) YTD LTM 2018 2017 2016 -30.4% -17.4% -4.4% 29.0% 5.9% 23.3% 23.3% 14.8% 64.3% 1156.3% 4.3% 15.2% 41.4% 8.3% 47.2% -9.2% -14.3% -3.9% 24.8% 33.3% 25.9% 25.9% 25.9% -15.5% -14.4% 3.0% 3.0% 3.0% 1.6% 8.5% 36.1% 32.3% 12.6% 30.4% 98.0% Three-Year CAGR 9.3% 2271.1% 125.4% 59.7% -8.9% 13.5% 190.7% EBIT Growth (%) YTD LTM 2018 2017 2016 -47.5% -39.2% -32.4% 14.0% 1.5% 33.0% 33.2% 20.7% 120.3% NM 6.9% 12.1% 32.8% 13.4% 63.4% -9.2% -14.9% -4.1% 22.7% 30.1% 39.3% 39.3% 39.3% -20.2% -18.3% 1.3% 1.3% 1.3% 1.4% 7.9% 35.4% NM 6.9% 29.2% 99.5% Three-Year CAGR -7.8% NM 35.0% 15.2% -3.2% 3.5% NM Diluted EPS Growth (%) YTD LTM 2018 2017 2016 NM NM NM 2.4% 3.0% 261.2% 11.6% -39.2% NM NM 25.1% 8.1% 7.6% 23.6% 146.3% -13.4% -7.1% 8.6% 8.1% 12.7% -54.7% -54.7% -54.7% -2.1% 412.2% 1.1% 1.1% 1.1% 1.1% 8.0% 40.9% -11.0% -26.4% 115.7% 27.0% Three-Year CAGR NM NM 48.5% 9.8% 31.5% 3.4% 26.4% Note: Metrics adjusted for extraordinary and unusual items. Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports. CONFIDENTIAL 2c - 6

 Selected Public Companies Analysis Quanex Building Products Corporation Foundation Building Materials, Inc. Beacon Roofing Supply, Inc. Hardwoods Distribution Inc. Richelieu Hardware Ltd. TopBuild Corp. GMS Inc. Returns Analysis Return on Average Assets (%) LTM 2018 2017 2016 NA 1.8% 3.7% 4.4% 4.0% 4.9% 3.0% 1.8% 6.5% 7.8% 7.0% 6.0% 6.6% 8.7% 8.5% 9.1% NA 5.7% 3.7% 4.5% 11.6% 11.6% 12.2% 13.2% 8.5% 8.2% 8.1% 6.2% Three-Year Average 3.3% 3.2% 6.9% 8.8% 4.6% 12.3% 7.5% Return on Average Common Equity (%) LTM 2018 2017 2016 -1.2% -0.4% 7.2% 7.4% 12.1% 5.5% 9.1% -5.1% 13.3% 12.8% 13.3% 13.9% 10.6% 12.5% 13.0% 13.4% 3.3% 3.3% 7.0% 7.4% 13.9% 13.9% 15.0% 16.3% 16.8% 14.5% 21.3% 10.7% Three-Year Average 4.7% 3.1% 13.3% 13.0% 5.9% 15.1% 15.5% Return on Average Invested Capital (%)* LTM 2018 2017 2016 NA 2.4% 5.1% 6.0% 5.4% 6.9% 4.1% 2.2% 7.9% 9.8% 8.9% 7.8% 7.4% 9.7% 9.7% 10.4% NA 7.6% 4.7% 5.6% 14.3% 14.3% 15.4% 17.5% 12.2% 11.8% 12.7% 10.3% Three-Year Average 4.5% 4.4% 8.8% 9.9% 6.0% 15.8% 11.6% * Invested capital equals [ Working Capital + Fixed Assets + Intangibles + Goodwill - Cash ] Note: Metrics adjusted for extraordinary and unusual items. Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports. CONFIDENTIAL 2c - 7

 Selected Public Companies Analysis Quanex Building Products Corporation Foundation Building Materials, Inc. Beacon Roofing Supply, Inc. Hardwoods Distribution Inc. Richelieu Hardware Ltd. GMS Inc. TopBuild Corp. Working Capital Analysis Current Ratio (LTM) 2.2 2.4 2.8 7.2 1.7 4.9 1.9 Inventory Turnover* LTM 2018 2017 2016 5.2 5.5 6.5 6.4 9.3 9.3 8.3 8.6 7.3 8.0 7.7 8.5 4.5 4.7 5.1 4.9 10.1 10.1 8.8 7.8 3.4 3.4 3.6 3.8 12.5 12.0 11.7 11.4 Three-Year Average 6.1 8.7 8.1 4.9 8.9 3.6 11.7 Receivable Days* LTM 2018 2017 2016 45.1 56.5 46.2 34.8 53.4 45.9 51.0 52.5 54.5 45.7 41.2 47.2 36.3 31.4 31.4 33.7 33.9 33.9 33.3 34.1 48.4 48.4 49.6 47.2 61.4 51.9 43.7 42.5 Three-Year Average 45.8 49.8 44.7 32.2 33.8 48.4 46.0 Payable Days* LTM 2018 2017 2016 39.1 57.9 52.4 47.8 33.3 34.2 36.6 33.0 27.5 25.1 23.6 22.7 16.3 15.2 16.9 15.1 30.5 30.5 25.3 24.9 33.1 33.1 32.5 32.9 56.7 58.2 63.8 67.3 Three-Year Average 52.7 34.6 23.8 15.7 26.9 32.8 63.1 Average Adjusted Working Capital** as a % of Revenues LTM 2018 2017 2016 17.0% 14.4% 11.0% 10.0% 14.1% 14.5% 16.4% 20.1% 15.4% 13.9% 12.7% 14.7% 24.4% 26.4% 22.5% 27.5% 5.6% 5.6% 6.8% 10.3% 31.7% 31.7% 32.3% 29.2% 7.9% 7.4% 5.0% 4.1% Three-Year Average 11.8% 17.0% 13.8% 25.5% 7.6% 31.1% 5.5% * Calculations based on an average balance. ** Excludes cash and cash equivalents from current assets and short-term debt from current liabilities. Note: Metrics adjusted for extraordinary and unusual items. Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports. CONFIDENTIAL 2c - 8

 Selected Public Companies Analysis Quanex Building Products Corporation Foundation Building Materials, Inc. Beacon Roofing Supply, Inc. Hardwoods Distribution Inc. Richelieu Hardware Ltd. TopBuild Corp. GMS Inc. Fixed Asset Analysis Capital Expenditures as a % of Revenues LTM 2018 2017 2016 0.8% 0.8% 0.6% 0.6% 1.7% 1.7% 1.6% 2.2% 0.8% 0.6% 0.8% 0.5% 0.4% 0.4% 0.2% 0.4% 2.8% 2.8% 3.0% 4.0% 1.0% 1.0% 1.1% 1.3% 1.7% 2.1% 1.1% 0.7% Three-Year Average 0.7% 1.8% 0.6% 0.3% 3.2% 1.2% 1.3% Capital Expenditures as a % of EBITDA LTM 2018 2017 2016 13.4% 12.4% 9.9% 11.4% 20.6% 22.8% 21.2% 38.2% 8.1% 6.4% 12.0% 6.0% 8.0% 7.5% 4.0% 6.2% 24.2% 24.2% 29.5% 34.9% 9.6% 9.6% 10.7% 12.4% 13.1% 19.5% 10.9% 7.9% Three-Year Average 11.2% 27.4% 8.1% 5.9% 29.5% 10.9% 12.8% Depreciation as a % of Prior Year Net Fixed Assets LTM 2018 2017 2016 10.1% 25.2% 38.6% 22.9% 13.0% 23.1% 20.4% 24.9% 12.3% 28.4% 15.6% 16.7% 5.9% 23.1% 21.5% 23.6% 17.7% 17.0% 16.9% 17.5% 24.9% 24.7% 23.9% 23.0% 11.5% 22.1% 14.5% 12.1% Three-Year Average 28.9% 22.8% 20.2% 22.7% 17.1% 23.8% 16.2% Capital Expenditures as a % of Depreciation LTM 2018 2017 2016 79.7% 80.7% 76.3% 117.1% 102.5% 104.4% 96.1% 184.8% 49.2% 40.4% 98.6% 43.4% 67.5% 85.4% 50.6% 72.9% 72.6% 72.6% 74.3% 99.3% 102.6% 102.6% 122.9% 166.1% 144.8% 221.8% 188.0% 126.2% Three-Year Average 91.4% 128.4% 60.8% 69.6% 82.1% 130.5% 178.7% Net Fixed Asset Turns LTM 2018 2017 2016 9.9 26.3 32.5 45.9 8.0 13.8 12.4 13.2 8.0 14.2 18.8 15.1 11.2 50.6 50.6 42.8 4.6 4.5 4.3 4.2 25.2 25.1 25.0 26.2 9.8 18.3 23.5 22.6 Three-Year Average 34.9 13.1 16.0 48.0 4.4 25.5 21.4 Note: Metrics adjusted for extraordinary and unusual items. Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports. CONFIDENTIAL 2c - 9

Selected Public Companies Analysis – Castle Rebar Appendix 2d

Castle Rebar Selected Public Companies Analysis As of February 11, 2020 (US$ in millions, except per share data) Common Stock Price as a Multiple of Enterprise Value as a Multiple of Common Stock Price Market Capitalization Enterprise Value Total Debt/ Total Debt/ Total Capital* LTM EBITDA LTM Revenue LTM EPS 2019 EPS 2020 EPS Book Value Per Share LTM EBITDA 2019 EBITDA 2020 EBITDA LTM EBIT 2019 EBIT 2020 EBIT LTM Revenues 2019 Revenues 2020 Revenues Company (Ticker) Cementir Holding N.V. (BIT:CEM) Eagle Materials Inc. (EXP) Martin Marietta Materials, Inc. (MLM) Vulcan Materials Company (VMC) U.S. Concrete, Inc. (USCR) Summit Materials, Inc. (SUM) Boral Limited (ASX:BLD) CEMEX, S.A.B. de C.V. (BMV:CEMEX CPO) CRH plc (ISE:CRG) $7.14 87.78 262.76 144.20 39.83 24.04 3.21 0.43 39.20 $1,135 3,656 16,423 19,086 652 2,724 3,733 6,382 30,857 $1,621 4,420 18,844 21,976 1,397 4,423 4,333 18,887 39,751 32.5% 20.0% 12.1% 12.6% 50.5% 40.5% 30.1% 58.9% 25.2% 2.1x 2.4 2.2 2.5 4.8 4.4 2.6 4.5 3.3 $1,322 1,420 4,739 4,831 1,480 2,222 3,897 14,480 28,585 13.0x NM 26.9 32.3 49.4 NM 23.3 11.0 19.9 12.6x 14.6 26.6 30.0 18.4 27.0 13.4 11.2 16.4 10.2x 13.2 22.4 25.3 14.3 20.5 14.3 10.7 15.3 1.05x 4.21 3.08 3.47 1.94 1.90 0.96 0.66 1.89 5.6x 10.6 15.0 17.5 8.6 10.0 7.0 7.5 10.4 5.9x 9.7 14.7 17.0 7.3 9.5 6.3 7.6 9.2 5.5x 9.3 13.2 15.0 6.7 8.8 6.1 7.3 8.5 10.9x 14.7 21.3 24.7 20.2 20.3 11.8 12.9 16.1 9.9x 13.7 20.7 24.0 14.9 19.8 10.7 14.0 15.3 9.1x 13.6 18.1 20.2 13.4 16.3 11.3 13.4 13.2 1.23x 3.11 3.98 4.55 0.94 1.99 1.11 1.30 1.39 1.21x 2.98 4.27 4.46 0.93 2.05 1.10 1.38 1.49 1.16x 2.94 3.98 4.15 0.89 1.95 1.07 1.33 1.37 - - 0.00x 0.00x Growth Rates Margins Analysis Returns Analysis 3-yr. CAGR Revenues LTM Revenues 2019 Revenues 3-yr. CAGR EBITDA LTM EBITDA 2019 Long-term 3-yr. Avg. EBITDA LTM EBITDA 2019 3-yr. Avg. LTM 2019 3-yr. Avg. ROE LTM ROE 3-yr. Avg. ROI LTM ROI Company (Ticker) EBITDA Proj. EPS EBITDA Net Income Net Income Net Income Cementir Holding N.V. (BIT:CEM) Eagle Materials Inc. (EXP) Martin Marietta Materials, Inc. (MLM) Vulcan Materials Company (VMC) U.S. Concrete, Inc. (USCR) Summit Materials, Inc. (SUM) Boral Limited (ASX:BLD) CEMEX, S.A.B. de C.V. (BMV:CEMEX CPO) CRH plc (ISE:CRG) 7.3% 4.6% NM NM 8.6% 11.0% NM 8.1% 10.0% 2.2% 1.9% 10.2% 9.8% -1.8% 5.8% 4.0% -0.8% 23.4% 1.3% 4.6% -6.8% 12.4% -1.5% -3.0% 0.0% -7.7% 6.6% 7.3% 6.9% NM NM 12.8% 7.1% NM 5.7% 19.0% 18.7% -6.2% 19.7% 16.5% -0.4% 15.8% 6.0% -3.8% 22.6% 17.7% 19.9% 1.8% 14.2% 12.4% 5.1% 11.4% -3.5% 25.4% NA NA 16.5% 18.0% NA 52.5% 3.3% NA 14.8% 19.9% 33.1% NM 25.1% 11.1% 19.8% NM 18.8% 13.6% 21.8% 29.4% 26.5% 26.0% 11.0% 19.8% 15.9% 17.5% 13.4% 20.7% 30.7% 29.0% 26.2% 12.8% 21.5% 17.5% 18.2% 16.2% 9.9% 21.6% 12.1% 12.8% 1.8% 6.8% 6.7% 6.7% 6.0% 7.3% -41.4% 12.9% 12.3% 1.0% 3.9% 4.2% 4.4% 5.7% 7.0% 16.5% 14.0% 13.0% 2.4% 4.8% 7.1% 3.8% 7.1% 9.7% 23.4% 11.0% 10.9% 11.3% 11.9% 6.5% 9.6% 8.8% 8.1% -50.7% 11.9% 11.2% 4.1% 6.1% 4.2% 6.1% 9.5% 6.2% 15.2% 8.0% 8.0% 6.2% 4.6% 6.0% 6.3% 7.0% 5.9% NA 8.9% 8.6% 3.7% 5.2% 5.8% 3.8% 6.8% Value One Year Ago % Change in Value Index Value Dow Jones Industrial Average S&P 500 29,276.34 3,357.75 25,053.11 2,709.80 16.9% 23.9% NASDAQ Composite Index 9,638.94 7,307.91 31.9% Note: Total Capital equals the sum of the market capitalization, share-based management compensation, total debt, preferred stock, and non-controlling (a.k.a. minority) interest. Source of underlying data: S&P Capital IQ, SEC Filings, Annual and Interim Reports, and Thomson I/B/E/S Estimates. CONFIDENTIAL 2d - 1 High 11.0% 23.4% 12.4% 19.0% 22.6% 25.4% 52.5% 33.1% 29.4% 30.7% 21.6% 12.9% 16.5% 23.4% 11.9% 15.2% 8.9% Low 4.6% -1.8% -7.7% 5.7% -6.2% -3.5% 3.3% 11.1% 11.0% 12.8% 1.8% -41.4% 2.4% 0.0% -50.7% 4.6% 3.7% Mean 8.2% 6.1% 0.7% 9.8% 9.9% 11.6% 21.0% 20.2% 20.1% 21.4% 9.4% 1.1% 8.4% 10.3% 1.0% 7.5% 6.1% Median 8.3% 4.0% 0.0% 7.2% 15.8% 12.4% 16.5% 19.8% 19.8% 20.7% 6.8% 4.4% 7.1% 10.3% 6.1% 6.3% 5.9% High 30,857 39,751 58.9% 4.8x 28,585 49.4x 30.0x 25.3x 4.21x 17.5x 17.0x 15.0x 24.7x 24.0x 20.2x 4.55x 4.46x 4.15x Low 652 1,397 12.1% 2.1x 1,322 11.0x 11.2x 10.2x 0.66x 5.6x 5.9x 5.5x 10.9x 9.9x 9.1x 0.94x 0.93x 0.89x Mean 9,405 12,850 31.4% 3.2x 6,997 25.1x 18.9x 16.2x 2.13x 10.2x 9.7x 8.9x 17.0x 15.9x 14.3x 2.18x 2.21x 2.09x Median 3,733 4,423 30.1% 2.6x 3,897 23.3x 16.4x 14.3x 1.90x 10.0x 9.2x 8.5x 16.1x 14.9x 13.4x 1.39x 1.49x 1.37x

Castle Rebar Selected Public Companies Analysis As of February 11, 2020 (US$ in millions, except per share data) Vulcan Materials Company Cementir Holding N.V. Eagle Materials Inc. Martin Marietta Materials, Inc. U.S. Concrete, Inc. Summit Materials, Inc. CEMEX, S.A.B. de C.V. Boral Limited CRH plc Capitalization (Display Currency) EUR USD USD USD USD USD AUD MXN EUR Common Stock Data Common Stock Price (Primary) Common Stock Price - 1 Year Ago Percent Price Change Percent of 52-Week High 6.54 5.90 10.8% 91.4% 87.78 72.46 21.1% 90.4% 262.76 185.99 41.3% 93.2% 144.20 105.61 36.5% 94.6% 39.83 37.29 6.8% 70.8% 24.04 15.83 51.9% 95.3% 4.78 4.83 -1.0% 83.3% 8.02 9.46 -15.2% 81.2% 35.90 26.83 33.8% 97.7% 52-Week High 52-Week Low 7.15 5.76 97.10 69.58 281.82 179.84 152.49 105.43 56.22 35.23 25.22 13.42 5.74 3.93 9.88 5.53 36.74 26.50 Indicated Dividend Per Share Dividend Yield 0.14 2.1% 0.40 0.5% 2.20 0.8% 1.24 0.9% 0.00 0.0% 0.00 0.0% 0.27 5.5% 0.20 2.4% 0.72 2.0% Book Value Per Share 6.22 20.86 85.37 41.57 20.57 12.67 4.98 12.13 19.04 Trading Activity Common Shares Outstanding (All Classes) Common Stock Float (Current Date) % of Float Traded Daily (as of Current Date) Stock Exchange (Primary) 159.1 14.3% 0.42% BIT 41.6 91.0% 1.31% NYSE 62.5 99.4% 0.95% NYSE 132.4 99.7% 0.75% NYSE 16.4 89.7% 1.64% NasdaqGS 113.3 99.6% 1.24% NYSE 1,172.3 99.4% 0.55% ASX 14,871.1 100.0% 0.24% BMV 787.2 100.0% 0.19% ISE Capitalization Market Capitalization (All Classes of Shares) Plus: Non-Controlling Interest Plus: Management Equity Plus: Total Debt Plus: Preferred Stock Less: Cash and Equivalents Less: Equity Investments Less: Other Non-Operating Assets (Net) & Other Adjustments 1,039.8 135.3 3,655.5 0.0 16,422.6 0.0 19,085.5 0.0 652.1 25.7 2,724.0 17.4 5,556.9 0.0 119,266.1 29,634.2 28,258.8 544.0 0.0 566.0 0.0 166.0 3.6 37.7 925.2 0.0 126.3 71.9 157.4 2,285.2 0.0 21.0 0.0 220.5 2,783.1 0.0 90.4 0.0 14.2 705.7 0.0 27.0 0.0 78.2 1,915.3 0.0 311.3 0.0 0.0 2,395.0 0.0 211.0 1,292.0 NA 213,653.6 0.0 8,901.5 472.5 394.3 9,851.0 1.0 1,399.0 1,181.0 86.9 0.0 0.0 22.9 -26.0 0.0 0.0 189.5 65.0 Enterprise Value 1,484.7 4,420.3 18,844.3 21,975.9 1,396.7 4,423.5 6,448.9 352,990.5 36,404.1 Total Capital Total Debt / Total Capital 1,741.2 32.5% 4,618.5 20.0% 18,865.3 12.1% 22,089.2 12.6% 1,397.7 50.5% 4,734.8 40.5% 7,951.9 30.1% 362,553.9 58.9% 39,049.1 25.2% Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports. CONFIDENTIAL 2d - 2

Selected Public Companies Analysis (in millions, except per share data) Vulcan Materials Company Cementir Holding N.V. Eagle Materials Inc. Martin Marietta Materials, Inc. U.S. Concrete, Inc. Summit Materials, Inc. CEMEX, S.A.B. de C.V. Boral Limited CRH plc Financial Performance (Display Currency) EUR USD USD USD USD USD AUD MXN EUR LTM Financial Results Date of LTM Financial Results Revenues EBITDA EBITA EBIT Net Income (to Common) Diluted EPS (Excluding Extraordinary and Unusual Items) 6/30/2019 1,210.7 263.4 153.5 136.6 79.7 0.50 12/31/2019 1,420.1 417.1 305.8 301.5 -588.1 -13.67 12/31/2019 4,739.1 1,256.9 885.4 885.4 612.3 9.76 9/30/2019 4,831.0 1,257.1 934.2 888.4 596.0 4.47 9/30/2019 1,479.6 162.9 93.5 69.1 13.2 0.81 12/28/2019 2,222.1 441.1 222.5 218.2 83.7 0.74 6/30/2019 5,800.6 920.6 606.1 547.0 241.5 0.21 9/30/2019 270,628.3 47,325.2 29,301.9 27,262.9 11,337.2 0.73 6/30/2019 26,178.0 3,498.0 2,331.0 2,260.0 1,478.8 1.80 Fiscal Year End Results Date of Latest Fiscal Year End Revenues EBITDA EBITA EBIT Net Income (to Common) Diluted EPS (Excluding Extraordinary and Unusual Items) 12/31/2018 1,209.7 215.4 153.9 137.4 96.7 0.61 3/31/2019 1,393.2 447.9 329.7 325.4 291.9 6.22 12/31/2019 4,739.1 1,256.9 885.4 885.4 612.3 9.76 12/31/2018 4,382.9 1,131.7 831.2 785.5 535.5 4.00 12/31/2018 1,523.2 171.3 103.4 79.5 23.2 1.41 12/28/2019 2,222.1 441.1 222.5 218.2 83.7 0.74 6/30/2019 5,800.6 920.6 606.1 547.0 241.5 0.21 12/31/2018 276,855.0 48,218.0 34,187.0 32,148.0 14,890.7 0.97 12/31/2018 22,934.0 3,165.0 2,094.0 2,022.0 1,338.7 1.60 Note: Metrics adjusted for extraordinary and unusual items. Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports. CONFIDENTIAL 2d - 3

Selected Public Companies Analysis (in millions, except per share data) Vulcan Materials Company Cementir Holding N.V. Eagle Materials Inc. Martin Marietta Materials, Inc. U.S. Concrete, Inc. Summit Materials, Inc. CEMEX, S.A.B. de C.V. Boral Limited CRH plc Projections (Display Currency) EUR USD USD USD USD USD AUD MXN EUR Projected Financial Results Date of Projected Financial Results Revenues EBITDA EBIT Net Income (to Common) Diluted EPS 12/31/2019 1,225.5 253.5 149.5 86.0 0.52 12/31/2020 1,485.4 456.6 323.1 245.5 6.01 12/31/2019 4,416.1 1,279.2 908.5 618.9 9.87 12/31/2019 4,927.5 1,292.9 917.0 641.0 4.81 12/31/2019 1,499.7 192.6 94.0 35.7 2.17 12/31/2020 2,155.7 463.6 223.8 104.5 0.89 12/31/2019 5,859.7 1,027.7 601.0 418.2 0.36 12/31/2019 255,629.8 46,518.5 25,239.8 9,756.0 0.72 12/31/2019 24,450.1 3,968.6 2,382.4 1,732.0 2.19 Date of Projected Financial Results Revenues EBITDA EBIT Net Income (to Common) Diluted EPS 12/31/2020 1,279.0 271.5 163.7 103.3 0.64 12/31/2021 1,505.8 475.9 325.8 275.5 6.66 12/31/2020 4,733.0 1,423.6 1,042.9 732.3 11.73 12/31/2020 5,289.6 1,461.5 1,086.3 759.6 5.70 12/31/2020 1,561.8 209.8 104.0 48.0 2.80 12/31/2021 2,271.3 500.6 270.7 132.1 1.17 12/31/2020 6,045.4 1,048.7 571.7 385.7 0.34 12/31/2020 265,266.2 48,611.7 26,426.2 10,156.0 0.75 12/31/2020 26,530.1 4,294.4 2,759.0 1,843.0 2.35 Date of Projected Financial Results Revenues EBITDA EBIT Net Income (to Common) Diluted EPS 12/31/2021 1,335.5 287.0 175.7 115.1 0.72 12/31/2022 1,586.4 506.9 368.8 308.8 7.46 12/31/2021 5,013.0 1,559.0 1,150.0 824.6 13.26 12/31/2021 5,663.1 1,617.8 1,230.0 874.0 6.65 12/31/2021 1,635.2 221.0 116.2 57.8 3.42 12/31/2022 2,420.0 526.9 294.0 165.6 1.46 12/31/2021 6,344.0 1,100.7 615.2 425.2 0.37 12/31/2021 286,768.5 50,779.0 31,972.6 14,877.8 1.05 12/31/2021 27,438.3 4,535.2 2,963.0 2,053.5 2.60 Consensus Earnings Estimates Date of Next Fiscal Year End Diluted EPS Projection Range of Diluted EPS Projections Number of Analysts 12/31/2019 0.52 0.48 / 0.57 5 12/31/2020 6.01 5.48 / 6.75 NA 12/31/2019 9.87 9.53 / 10.16 18 12/31/2019 4.81 4.47 / 4.87 20 12/31/2019 2.17 1.17 / 2.67 6 12/31/2020 0.89 0.55 / 1.08 15 12/31/2019 0.36 0.32 / 0.40 NA 12/31/2019 0.72 0.51 / 0.75 4 12/31/2019 2.19 1.67 / 2.58 20 Date of 2nd Fiscal Year End Diluted EPS Projection Range of Diluted EPS Projections Number of Analysts 12/31/2020 0.64 0.61 / 0.67 5 12/31/2021 6.66 6.59 / 6.76 NA 12/31/2020 11.73 11.00 / 12.26 21 12/31/2020 5.70 5.42 / 6.25 23 12/31/2020 2.80 2.26 / 3.26 8 12/31/2021 1.17 0.68 / 1.57 16 12/31/2020 0.34 0.28 / 0.36 NA 12/31/2020 0.75 0.60 / 0.96 4 12/31/2020 2.35 1.68 / 2.61 21 Date of 3nd Fiscal Year End Diluted EPS Projection Range of Diluted EPS Projections Number of Analysts 12/31/2021 0.72 0.68 / 0.75 5 12/31/2022 7.46 6.79 / 8.41 NA 12/31/2021 13.26 12.75 / 14.25 14 12/31/2021 6.65 6.06 / 7.23 15 12/31/2021 3.42 2.39 / 4.12 6 12/31/2022 1.46 1.30 / 1.56 5 12/31/2021 0.37 0.32 / 0.38 NA 12/31/2021 1.05 0.94 / 1.16 2 12/31/2021 2.60 1.66 / 2.95 17 5-year Projected EPS Growth Rate NA NA 16.5% 18.0% NA 52.5% 3.3% NA 14.8% Note: Metrics adjusted for extraordinary and unusual items. Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports. CONFIDENTIAL 2d - 4

 Selected Public Companies Analysis Vulcan Materials Company Cementir Eagle Materials Martin Marietta U.S. Concrete, Inc. Summit Materials, Inc. CEMEX, S.A.B. de C.V. Holding N.V. Inc. Materials, Inc. Boral Limited CRH plc Profitability Gross Margins (%) LTM 2018 2017 2016 33.8% 32.8% 34.9% 37.1% 22.8% 23.4% 24.4% 24.4% 31.7% 31.7% 23.0% 23.3% 25.6% 25.1% 24.7% 25.5% 19.9% 19.4% 19.1% 18.3% 31.3% 31.3% 29.8% 33.7% 33.7% 33.7% 33.7% 33.2% 33.0% 33.9% 34.4% 35.9% 34.8% 37.8% 39.5% 39.7% Three-Year Average 34.9% 24.1% 26.0% 25.1% 18.9% 31.6% 33.5% 34.7% 39.0% EBITDA Margins (%) LTM 2018 2017 2016 21.8% 17.8% 19.6% 22.4% 29.4% 32.1% 32.2% 35.0% 26.5% 26.5% 24.4% 23.7% 26.0% 25.8% 24.5% 24.9% 11.0% 11.2% 11.4% 10.8% 19.8% 19.8% 18.1% 21.5% 15.9% 15.9% 15.6% 14.0% 17.5% 17.4% 18.5% 20.3% 13.4% 13.8% 13.6% 13.2% Three-Year Average 19.9% 33.1% NM 25.1% 11.1% 19.8% NM 18.8% 13.6% EBITA Margins (%) LTM 2018 2017 2016 12.7% 12.7% 12.4% 14.0% 21.5% 23.7% 24.3% 28.2% 18.7% 18.7% 16.8% 17.0% 19.3% 19.0% 17.7% 18.3% 6.3% 6.8% 8.2% 8.0% 10.0% 10.0% 8.3% 11.6% 10.4% 10.4% 10.2% 8.2% 10.8% 12.3% 13.1% 13.9% 8.9% 9.1% 8.9% 8.5% Three-Year Average 13.0% 25.4% 17.5% 18.3% 7.6% 10.0% 9.6% 13.1% 8.8% EBIT Margins (%) LTM 2018 2017 2016 11.3% 11.4% 11.3% 13.5% 21.2% 23.4% 23.9% 27.8% 18.7% 18.7% 16.4% 16.5% 18.4% 17.9% 16.8% 17.5% 4.7% 5.2% 6.8% 6.8% 9.8% 9.8% 8.2% 11.5% 9.4% 9.4% 9.1% 8.0% 10.1% 11.6% 12.3% 13.9% 8.6% 8.8% 8.6% 8.2% Three-Year Average 12.0% 25.0% NM 17.4% 6.2% 9.8% NM 12.6% 8.5% Net Income Margins (%) LTM 2018 2017 2016 7.3% 8.7% 8.9% 12.0% -41.4% 20.9% 23.9% 19.9% 12.9% 12.9% 11.3% NA 12.3% 12.2% 15.3% 10.9% 1.0% 1.6% 2.7% 1.1% 3.9% 3.9% 0.7% 15.8% 4.2% 4.2% 8.2% 7.6% 4.4% 5.6% 6.8% 7.6% 5.7% 5.9% 7.2% 4.8% Three-Year Average 9.9% 21.6% 12.1% 12.8% 1.8% 6.8% 6.7% 6.7% 6.0% Effective Tax Rate (%) LTM 2018 2017 2016 25.6% 19.4% 12.9% 25.6% 24.4% 13.6% 5.6% 32.7% 18.2% 18.2% 18.3% -15.3% 19.0% 16.9% -64.2% 22.8% 41.4% 34.9% 32.1% 68.8% 21.9% 21.9% 62.2% 179.5% 27.1% 27.1% 7.4% 16.6% 34.7% 28.8% 3.8% 17.7% 22.2% 22.9% 2.9% 26.6% Three-Year Average 19.3% 17.3% 7.1% -8.2% 45.3% 87.9% 17.0% 16.8% 17.5% Note: Metrics adjusted for extraordinary and unusual items. Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports. CONFIDENTIAL 2d - 5

 Selected Public Companies Analysis Vulcan Materials Company Cementir Eagle Materials Martin Marietta U.S. Concrete, Inc. Summit Materials, Inc. CEMEX, S.A.B. de C.V. Holding N.V. Inc. Materials, Inc. Boral Limited CRH plc Growth Revenue Growth (%) YTD LTM 2018 2017 2016 0.2% 2.2% 5.0% 22.5% -4.0% 2.4% 1.9% 0.5% 8.3% 5.1% 19.1% 10.2% 10.2% NM 16.8% 13.6% 9.8% 9.1% 3.4% 13.4% -3.8% -1.8% 3.4% 9.4% 13.2% 5.8% 5.8% 5.8% 8.7% 18.8% NM 4.0% 4.0% NM 4.6% -3.0% -0.8% 7.5% 3.2% 13.8% 32.5% 23.4% 8.8% 1.7% 20.1% Three-Year CAGR 7.3% 4.6% NM NM 8.6% 11.0% NM 8.1% 10.0% EBITDA Growth (%) YTD LTM 2018 2017 2016 50.5% 18.7% -4.4% 7.0% 20.8% -9.2% -6.2% 0.4% -0.4% 22.2% 19.7% 19.7% 19.7% 6.2% 3.9% 14.8% 16.5% 15.3% 1.6% 15.7% -6.6% -0.4% 2.3% 14.7% 22.2% 16.8% 15.8% 15.8% -8.1% 15.6% NM 6.0% 6.0% NM 11.5% -2.9% -3.8% 1.1% -6.0% 24.1% 32.5% 22.6% 10.1% 5.0% 45.9% Three-Year CAGR 7.3% 6.9% NM NM 12.8% 7.1% NM 5.7% 19.0% EBITA Growth (%) YTD LTM 2018 2017 2016 -0.6% -0.7% 8.0% 8.2% 35.1% -9.8% -7.6% -2.0% -6.8% 27.8% 22.3% 22.3% 22.3% 2.1% 3.8% 17.2% 19.9% 16.9% 0.2% 20.9% -12.7% -6.0% -14.0% 11.9% 23.5% 29.6% 27.0% 27.0% -22.0% 11.1% 6.6% 6.6% 6.6% 67.2% 24.3% -21.3% -16.8% 1.3% -2.9% 25.0% 44.1% 24.7% 11.1% 7.6% 66.5% Three-Year CAGR 16.4% 16.7% 29.6% 41.6% 18.8% 10.0% 121.4% 23.0% 99.0% EBIT Growth (%) YTD LTM 2018 2017 2016 -1.3% -1.6% 5.4% 2.9% 37.0% -9.8% -7.7% -2.0% -6.8% 32.1% 25.5% 25.5% 25.5% 2.1% 3.7% 17.4% 19.3% 16.2% -0.8% 21.6% -17.3% -9.5% -20.2% 9.5% 20.0% 29.4% 26.8% 26.8% -22.3% 11.9% NM 7.6% 7.6% NM 21.4% -21.3% -17.9% 1.4% -8.7% 32.5% 46.9% 25.3% 11.4% 7.4% 67.7% Three-Year CAGR 14.1% 6.5% NM NM 1.6% 3.3% NM 7.0% 26.1% Diluted EPS Growth (%) YTD LTM 2018 2017 2016 -38.1% -32.0% 0.3% 1.4% 46.1% NM NM -8.8% 29.6% 28.6% 27.4% 27.5% 27.5% NA NA 14.9% -20.9% -12.5% 46.5% 75.4% -51.5% -52.4% -41.8% 169.8% NA 311.9% 533.4% 533.4% -95.7% 161.2% -47.4% -47.4% -47.4% 27.7% -6.4% -33.3% NA -9.3% -3.8% 908.5% 55.5% 0.4% -9.7% 52.1% 91.1% Three-Year CAGR 14.1% 15.0% 13.7% 31.0% NA -11.0% -14.4% 106.5% 37.9% Note: Metrics adjusted for extraordinary and unusual items. Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports. CONFIDENTIAL 2d - 6

 Selected Public Companies Analysis Vulcan Materials Company Cementir Eagle Materials Martin Marietta U.S. Concrete, Inc. Summit Materials, Inc. CEMEX, S.A.B. de C.V. Holding N.V. Inc. Materials, Inc. Boral Limited CRH plc Returns Analysis Return on Average Assets (%) LTM 2018 2017 2016 4.6% 4.9% 4.7% 4.4% NA 12.4% 13.6% 11.6% 7.4% 7.4% 6.0% NA 7.1% 6.7% 6.0% 6.3% 2.8% 3.9% 6.1% 3.5% 4.3% 4.3% 2.9% 4.4% 4.2% 4.2% 5.0% 3.6% 2.9% 4.1% 5.2% 5.0% 4.8% 4.7% 5.6% 3.9% Three-Year Average 4.7% 12.5% 6.7% 6.3% 4.5% 3.9% 4.3% 4.8% 4.7% Return on Average Common Equity (%) LTM 2018 2017 2016 8.1% 9.9% 9.9% 9.3% -50.7% 22.2% 25.3% 22.7% 11.9% 11.9% 10.0% NA 11.2% 10.5% 12.9% 9.4% 4.1% 7.8% 17.1% 9.0% 6.1% 6.1% 1.0% 28.7% 4.2% 4.2% 8.2% 7.0% 6.1% 8.1% 9.3% 11.5% 9.5% 8.8% 10.5% 7.2% Three-Year Average 9.7% 23.4% 11.0% 10.9% 11.3% 11.9% 6.5% 9.6% 8.8% Return on Average Invested Capital (%)* LTM 2018 2017 2016 6.7% 7.6% 7.2% 6.4% NA 14.8% 16.5% 14.4% 9.0% 9.0% 7.8% NA 8.7% 8.4% 7.9% 8.6% 3.8% 5.2% 8.8% 5.9% 5.5% 5.5% 3.8% 5.7% 5.9% 5.9% 7.2% 5.7% 3.9% 5.6% 7.1% 6.7% 7.3% 7.4% 9.3% 6.7% Three-Year Average 7.1% 15.2% 8.4% 8.3% 6.6% 5.0% 6.3% 6.5% 7.8% * Invested capital equals [ Working Capital + Fixed Assets + Intangibles + Goodwill - Cash ] Note: Metrics adjusted for extraordinary and unusual items. Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports. CONFIDENTIAL 2d - 7

 Selected Public Companies Analysis Vulcan Materials Company Cementir Holding N.V. Eagle Materials Inc. Martin Marietta Materials, Inc. U.S. Concrete, Inc. Summit Materials, Inc. CEMEX, S.A.B. de C.V. Boral Limited CRH plc Working Capital Analysis Current Ratio (LTM) 2.2 3.3 2.9 2.6 1.6 3.0 1.7 0.8 1.7 Inventory Turnover* LTM 2018 2017 2016 4.5 5.2 5.2 3.9 4.5 4.0 4.1 3.6 4.8 4.8 4.7 4.9 8.6 8.1 7.9 7.5 22.9 24.4 23.4 23.4 7.3 7.3 7.4 7.5 5.9 5.9 6.1 4.8 9.1 9.1 9.1 8.9 5.9 6.3 6.0 5.7 Three-Year Average 4.8 3.9 4.8 7.8 23.8 7.4 5.6 9.1 6.0 Receivable Days* LTM 2018 2017 2016 68.4 48.9 62.9 79.7 35.0 35.3 36.6 36.6 41.8 41.8 42.0 40.5 51.8 39.4 37.8 37.4 63.4 52.8 52.2 51.3 41.0 41.0 38.3 35.7 53.7 53.7 55.9 63.0 44.1 39.4 43.1 42.4 72.1 52.6 56.4 59.2 Three-Year Average 63.8 36.2 41.4 38.2 52.1 38.3 57.6 41.6 56.1 Payable Days* LTM 2018 2017 2016 83.4 95.6 112.3 135.4 23.7 26.4 28.9 32.2 11.9 11.9 24.1 24.0 25.3 23.0 21.6 22.5 42.1 36.6 39.4 37.8 26.8 26.8 25.5 25.7 75.2 75.2 77.8 94.8 90.0 96.0 93.8 78.8 98.5 47.9 52.2 55.7 Three-Year Average 114.5 29.2 20.0 22.4 37.9 26.0 82.6 89.5 51.9 Average Adjusted Working Capital** as a % of Revenues LTM 2018 2017 2016 12.9% 6.4% 31.2% 11.8% 16.1% 19.8% 16.7% 19.2% 19.1% 19.1% 21.6% 18.9% 15.1% 12.9% 15.7% 12.8% 7.4% 5.4% 7.2% 1.6% 9.8% 9.8% 10.7% 9.0% 9.5% 9.5% 12.1% 11.2% -8.6% -5.5% -7.1% 3.1% 9.9% 7.6% 9.2% 6.5% Three-Year Average 16.5% 18.6% 19.9% 13.8% 4.7% 9.8% 10.9% -3.2% 7.8% * Calculations based on an average balance. ** Excludes cash and cash equivalents from current assets and short-term debt from current liabilities. Note: Metrics adjusted for extraordinary and unusual items. Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports. CONFIDENTIAL 2d - 8

 Selected Public Companies Analysis Vulcan Materials Company Cementir Eagle Materials Martin Marietta U.S. Concrete, Inc. Summit Materials, Inc. CEMEX, S.A.B. de C.V. Holding N.V. Inc. Materials, Inc. Boral Limited CRH plc Fixed Asset Analysis Capital Expenditures as a % of Revenues LTM 2018 2017 2016 4.9% 5.2% 6.3% 6.7% 8.9% 12.1% 9.5% 4.4% 8.3% 8.3% 10.6% 10.9% 8.9% 10.7% 11.4% 9.0% 2.5% 2.6% 2.9% 3.0% 8.0% 8.0% 10.5% 10.0% 7.7% 7.7% 7.6% 8.1% 4.5% 4.2% 4.2% 1.8% 4.8% 4.9% 5.0% 4.1% Three-Year Average 6.0% 8.7% 9.9% 10.4% 2.8% 9.5% 7.8% 3.4% 4.7% Capital Expenditures as a % of EBITDA LTM 2018 2017 2016 22.7% 29.1% 32.1% 29.7% 30.3% 37.7% 29.6% 12.7% 31.3% 31.3% 43.4% 45.9% 34.0% 41.4% 46.8% 36.2% 22.3% 23.3% 25.5% 27.7% 40.2% 40.2% 57.9% 46.8% 48.6% 48.6% 48.5% 58.3% 26.0% 24.1% 22.5% 9.0% 35.6% 35.4% 36.3% 31.1% Three-Year Average 30.3% 26.7% 40.2% 41.5% 25.5% 48.3% 51.8% 18.6% 34.3% Depreciation as a % of Prior Year Net Fixed Assets LTM 2018 2017 2016 12.8% 8.1% 8.0% 10.9% 8.6% 7.4% 7.1% 6.9% 6.5% 7.2% 9.1% 8.2% 6.9% 8.0% 8.8% 8.6% 9.3% 10.7% 14.0% 15.5% 12.3% 12.3% 12.7% 13.1% 10.9% 11.3% 11.0% 9.4% 7.8% 6.0% 6.1% 7.5% 6.5% 8.2% 7.8% 7.6% Three-Year Average 9.0% 7.1% 8.2% 8.4% 13.4% 12.7% 10.6% 6.5% 7.8% Capital Expenditures as a % of Depreciation LTM 2018 2017 2016 54.5% 101.9% 87.3% 79.3% 113.7% 142.8% 120.4% 65.5% 105.9% 105.9% 139.6% 162.2% 132.5% 156.1% 169.7% 136.6% 52.3% 58.8% 90.7% 105.2% 81.2% 81.2% 107.3% 102.2% 142.2% 142.2% 140.5% 142.1% 68.2% 82.9% 77.0% 28.5% 106.9% 104.7% 105.5% 86.4% Three-Year Average 89.5% 109.6% 135.9% 154.1% 84.9% 96.9% 141.6% 62.8% 98.8% Net Fixed Asset Turns LTM 2018 2017 2016 1.4 1.6 1.3 1.1 1.1 0.9 0.9 0.9 0.8 0.9 1.0 1.2 1.0 1.1 1.2 1.3 2.0 2.3 3.0 4.6 1.2 1.2 1.2 1.3 2.0 2.0 2.0 1.6 1.2 1.2 1.1 1.1 1.5 1.6 1.6 1.6 Three-Year Average 1.3 0.9 1.0 1.2 3.3 1.2 1.9 1.1 1.6 Note: Metrics adjusted for extraordinary and unusual items. Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports. CONFIDENTIAL 2d - 9

WACC Analysis Appendix 3

WACC Analysis Weighted Average Cost of Capital Analysis - Doors Hamada Discount Rate Range Harris-Pringle Discount Rate Range Levered Beta Sources and Considerations Unlevered Beta Debt % of Capital Equity % of Capital Tax Rate Debt Beta Levered Beta 0.90 10% 90% 27.0% Not Used 1.10 20% 80% 27.0% Not Used 0.90 10% 90% Not Used 0.26 1.10 20% 80% Not Used 0.31 Selected Public Companies Selected Public Companies Selected Public Companies Blended Federal & State Corporate Income Tax Rate; Management Discussion Duff & Phelps 0.97 1.30 0.97 1.30 Levered Cost of Equity Risk-free Rate Levered Beta Market Risk Premium Small Stock Premium Levered Cost of Equity 3.0% 0.97 5.0% 6.00% 3.0% 1.30 5.0% 8.50% 3.0% 0.97 5.0% 6.00% 3.0% 1.30 5.0% 8.50% Average Historical Yield on Treasury See Above Duff & Phelps Study 2019 CRSP Deciles Size Premia Study; Duff & Phelps Cost of Capital Study 13.9% 18.0% 13.9% 18.0% Cost of Debt Cost of Long-term Debt Tax Rate After-tax Cost of Debt 6.0% 27.0% 6.7% 27.0% 6.0% 27.0% 6.7% 27.0% Company's Borrowing Rate; BB - B Bond Rate Blended Federal & State Corporate Income Tax Rate; Management Discussion 4.4% 4.9% 4.4% 4.9% Weighted Average Cost of Capital (WACC) Debt % of Capital Equity % of Capital Calculated WACC 10% 90% 20% 80% 10% 90% 20% 80% 12.91% 15.38% 12.91% 15.37% CONFIDENTIAL 3 - 1 Selected WACC 14.00% Calculated WACC 14.25% 14.25%

CUO Trading Analysis Appendix 4

Continental Materials Corporation Trading Analysis (AMEX:CUO) Continental Materials Corporation - Common Stock Overview Stock Price as of February 11, 2020 $7.61 52-Week Average Closing Price 52-Week High Closing Price (2/12/2019) 52-Week Low Closing Price (1/9/2020) $14.05 $20.87 $6.98 $35.00 250.00 $30.00 200.00 104-Week Average Closing Price 104-Week High Closing Price (2/4/2019) 104-Week Low Closing Price (1/9/2020) $15.13 $22.45 $6.98 $25.00 150.00 $20.00 Total Shares Outstanding Public Float Shares Public Float % 1,710,700 581,810 34.0% $15.00 100.00 $10.00 52-Week Average Trading Volume 52-Week Average Trading Volume / Public Float 4,596 0.8% 50.00 $5.00 104-Week Average Trading Volume 104-Week Average Trading Volume / Public Float 3,618 0.6% $0.00 0.00 Source: Bloomberg, SEC Filings, and Capital IQ Continental Materials Corporation - Historical Daily Trading Volume Two-Week Average % of Shares Outstanding % of Float 7,801 0.5% 1.3% One-Month Average % of Shares Outstanding % of Float 5,989 0.4% 1.0% Six-Month Average % of Shares Outstanding % of Float 6,858 0.4% 1.2% Shares Outstanding (000's) Float (000's) 1,711 582 CONFIDENTIAL 4 - 1 Volume (thousands) Share Price

Premiums Paid Analysis Appendix 5

Continental Materials Corporation Trading Analysis (AMEX:CUO) Control Premium Analysis Stock Price Premium Implied Stock Price Number of Transactions Criteria 1-Day (%) 1-Week (%) 1-Day (%) 1-Week (%) 1-Month (%) 1-Month (%) Building Products Median Max Min 40.3 100.5 15.6 37.3 121.4 13.3 44.0 128.6 17.0 $10.67 $10.44 $10.95 9 US Companies with Enterprise Value between $10 & $100 mm Median Max Min 41.0 158.0 2.0 44.0 142.4 7.4 48.7 166.7 4.3 $10.72 $10.96 $11.31 64 Related Party Take Private Transactions Shareholder Ownership Prior to Transaction between 50% to 75% Median Max Min 24.7 138.9 2.2 37.2 138.9 1.2 24.7 95.5 1.6 $9.49 $10.44 $9.48 16 Shareholder Ownership Prior to Transaction above 75% Median Max Min 15.0 66.1 1.2 16.2 80.0 1.2 18.6 80.0 1.7 $8.75 $8.84 $9.02 7 (1) Represents premium on the stock price 1-day prior, 1-week prior and 1-month prior as of 2/11/2020 at Duff & Phelps' midpoint share price Note: Excludes negative premiums; deals over the prior 3 years Source: Capital IQ CONFIDENTIAL 5 - 1 Share Price Midpoint $7.79 (1) 2.4 5.6 8.2 CUO - Stock Price as of 2/11/2020 $7.61